Exhibit 10.5

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Execution Version

Amended and Restated CREDIT AND SECURITY AGREEMENT

This AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Agreement”), dated as of July 20, 2018 (the “Closing Date”) by and among MIDCAP FINANCIAL TRUST, a Delaware statutory trust (“MidCap”), as administrative agent, the Lenders listed on the Credit Facility Schedule attached hereto and otherwise party hereto from time to time (each a “Lender”, and collectively the “Lenders”), BIOCRYST PHARMACEUTICALS, INC., a Delaware corporation (“BioCryst”), MDCP, LLC, a Delaware limited liability company (“Peramivir SPE”), and the other entities shown as signatories hereto as a Borrower (collectively in the singular, “Borrower”), provides the terms on which Lenders agree to lend to Borrower and Borrower shall repay the Lenders.

RECITALS

WHEREAS, Borrower, Agent and certain Lenders are parties to that certain Credit and Security Agreement (as amended, supplemented or otherwise modified prior to the date hereof, the “Original Credit Agreement”), dated as of September 23, 2016 (the “Original Closing Date”), pursuant to which certain Lenders made a term loan to Borrowers in the original principal amount of Twenty-Three Million Dollars ($23,000,000) (“Credit Facility #1”), of which Eighteen Million Nine Hundred Seventy-Five Thousand Dollars ($18,975,000) was outstanding immediately prior to the Closing Date;

WHEREAS, in connection with the continued working capital and other needs of Borrower, Borrower has requested, among other things, that Agent and Lenders (a) provide for an additional term loan in an original principal amount of Thirty Million Dollars ($30,000,000) (“Credit Facility #2”), the proceeds of which is to be used to repay Credit Facility #1 in full on the Closing Date and (b) amend certain other provisions of the Original Credit Agreement; and

WHEREAS, Agent and Lenders have agreed to the requests of Borrower and the other Credit Parties on the terms and conditions set forth herein and in the other Financing Documents.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend and restate the Original Credit Agreement in its entirety as follows:

1.	ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed in accordance with GAAP. Calculations and determinations must be made in accordance with GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 15. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein. All headings numbered without a decimal point are herein referred to as “Articles,” and all paragraphs numbered with a decimal point (and all subparagraphs or subsections thereof) are herein referred to as “Sections.”

2.	CREDIT FACILITIES AND TERMS

2.1                Promise to Pay. Borrower hereby unconditionally promises to pay to each Lender, in accordance with each Lender’s respective Pro Rata Share of each Credit Facility, the outstanding principal amount of all Credit Extensions made by the Lenders under such Credit Facility and accrued and unpaid interest thereon and any other amounts due hereunder as and when due in accordance with this Agreement.

2.2                Credit Facilities. Subject to the terms and conditions hereof, each Lender, severally, but not jointly, agrees to make available to Borrower Credit Extensions in respect of each Credit Facility set forth opposite such Lender’s name on the Credit Facility Schedule, in each case not to exceed such Lender’s commitment as identified on the Credit Facility Schedule (such commitment of each Lender, as it may be amended to reflect assignments made in accordance with this Agreement or terminated or reduced in accordance with this Agreement, its “Applicable Commitment”, and the aggregate of all such commitments of all Lenders, the “Applicable Commitments”). Without limiting the foregoing, the Applicable Commitment of each Lender in respect of Credit Facility #1 shall be deemed to be $0 immediately following the Closing Date and the payment in full of the Obligations due and owing to such Lender in respect of Credit Facility #1.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

2.3                Credit Facilities.

(a)                 Nature of Credit Facility; Credit Extension Requests. Credit Extensions in respect of a Credit Facility may be requested by Borrower during the Draw Period for such Credit Facility. For any Credit Extension requested under a Credit Facility (other than Credit Extensions on the Original Closing Date and the Closing Date), Agent must receive the completed Credit Extension Form by 12:00 noon (New York time) *** prior to the date the Credit Extension is to be funded. To the extent any Credit Facility proceeds are repaid for any reason, whether voluntarily or involuntarily (including repayments from insurance or condemnation proceeds), Agent and the Lenders shall have no obligation to re-advance such sums to Borrower.

(b)                 Principal Payments. Principal payable on account of a Credit Facility shall be payable by Borrower to Agent, for the account of the applicable Lenders in accordance with their respective Pro Rata Shares, immediately upon the earliest of (i) the date(s) set forth in the Amortization Schedule for such Credit Facility (or, if no such Amortization Schedule is attached, then upon Agent’s demand for payment), or (ii) the Maturity Date. Except as this Agreement may specifically provide otherwise, all prepayments of Credit Extensions under the Credit Facilities shall be applied by Agent to the applicable Credit Facility in inverse order of maturity. Subject to the foregoing sentence, the monthly payments required under the Amortization Schedule shall continue in the same amount (for so long as the applicable Credit Facility shall remain outstanding) notwithstanding any partial prepayment, whether mandatory or optional, of the applicable Credit Facility.

(c)                 Mandatory Prepayment. If a Credit Facility is accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Agent, for payment to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of: (i) all outstanding principal of the Credit Facility and all other Obligations, plus accrued and unpaid interest thereon, (ii) any fees payable under the Fee Letters by reason of such prepayment, (iii) the Applicable Prepayment Fee as specified in the Credit Facility Schedule for the Credit Facility being prepaid, and (iv) all other sums that shall have become due and payable, including Protective Advances. Additionally, at the election of Agent, Borrower shall prepay the Credit Facilities (to be allocated pro rata among the outstanding Credit Extensions under all Credit Facilities) in the following amounts: (A) on the date on which any Credit Party (or Agent as loss payee or assignee) receives any casualty proceeds in excess of *** in respect of assets upon which Agent maintained a Lien, an amount equal to *** of such proceeds (net of out-of-pocket expenses and, in the case of personal property, repayment of any permitted purchase money debt encumbering the personal property that suffered such casualty), or such lesser portion of such proceeds as Agent shall elect to apply to the Obligations; and (B) upon receipt by any Credit Party of the proceeds of any asset disposition of personal property not made in the Ordinary Course of Business (other than transfers permitted by Section 7.1) an amount equal to *** of the net cash proceeds of such asset disposition (net of out-of-pocket expenses and repayment of any permitted purchase money debt encumbering such asset), or such lesser portion as Agent shall elect to apply to the Obligations. Notwithstanding the foregoing, (a) so long as no Default or Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to *** (other than with respect to losses of property comprised of Inventory and Clinical Trial Materials, as to which no dollar limit shall apply) in the aggregate with respect to any property loss in any one (1) year, toward the replacement or repair of destroyed or damaged property; provided that any such replaced or repaired property (x) shall be of greater, equal, or like value as the replaced or repaired Collateral and (y) shall be deemed Collateral in which Agent and the Lenders have been granted a first priority security interest, and (b) after the occurrence and during the continuance of a Default or Event of Default, all proceeds payable under such casualty policy shall, at the option of Agent, be payable to Agent, for the ratable benefit of the Lenders, on account of the Obligations.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

(d)                 Permitted Prepayment. Except as provided below, Borrower shall have no right to prepay the Credit Extensions made in respect of a Credit Facility. After the Closed Period, if any, for the applicable Credit Facility as specified in the Credit Facility Schedule therefor, Borrower shall have the option to prepay such Credit Facility advanced by the Lenders under this Agreement in whole or in part, provided that (i) each such prepayment (other than a prepayment in whole) shall be in an amount equal to $1,000,000 or a higher integral multiple of $1,000,000, (ii) Borrower provides written notice to Agent and each Lender of its election to make such prepayment and the amount of such prepayment on the date that is *** prior to such prepayment and (ii) Borrower pays to Agent, for payment to each applicable Lender in accordance with its respective Pro Rata Share, on the date of such prepayment, an amount equal to the sum of (A) the principal amount being so prepaid, plus accrued interest thereon, (B) any fees payable under the Fee Letters by reason of such prepayment, (C) the Applicable Prepayment Fee as specified in the Credit Facility Schedule for the Credit Facility being prepaid, and (D) all Protective Advances. To the extent requested by Borrower, Agent shall provide, within *** of Borrower’s request therefor, payoff documentation, which shall be in form and substance satisfactory to Agent and Lenders, with respect to any proposed prepayment in whole of the Credit Extensions. Any notice of prepayments given by Borrowers shall be irrevocable unless all Lenders otherwise agree in writing.

2.4                Reserved.

2.5                Reserved.

2.6                Interest and Payments; Administration.

(a)                 Interest; Computation of Interest. Each Credit Extension shall bear interest on the outstanding principal amount thereof from the date when made until paid in full at a rate per annum equal to the Applicable Interest Rate. Each Lender may, upon the failure of Borrower to pay any fees or interest as required herein, capitalize such interest and fees and begin to accrue interest thereon until paid in full, which such interest shall be at a rate per annum equal to the Applicable Interest Rate unless and until the Default Rate shall otherwise apply. All other Obligations shall bear interest on the outstanding amount thereof from the date they first become payable by Borrower under the Financing Documents until paid in full at a rate per annum equal to the Applicable Interest Rate unless and until the Default Rate shall otherwise apply. Interest on the Credit Extensions and all fees payable under the Financing Documents shall be computed on the basis of a three hundred sixty (360)-day year and the actual number of days elapsed in the period during which such interest accrues. In computing interest on any Credit Extension or other advance, the date of the making of such Credit Extension or advance shall be included and the date of payment shall be excluded; provided, however, that, if any Credit Extension or advance is repaid on the same day on which it is made, such day shall be included in computing interest on such Credit Extension or advance. As of each Applicable Interest Rate Determination Date, Agent shall determine (which determination shall, absent manifest error in calculation, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Credit Extensions. Borrower hereby agrees that all accrued and unpaid interest due and owing to the Lenders (as defined in the Original Credit Agreement) as of the Closing Date shall be paid in cash by Borrower to Agent, for the benefit of such Lenders, on the first (1st) day of the first calendar month following the Closing Date.

(b)                 Default Rate. Upon the election of Agent following the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at a rate per annum which is *** above the rate that is otherwise applicable thereto (the “Default Rate”). Payment or acceptance of the increased interest rate provided in this subsection is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Agent or the Lenders.

(c)                 Payments Generally. Except as otherwise provided in this Agreement, including pursuant to Section 2.6(c), or as otherwise directed by Agent, all payments in respect of the Obligations shall be made to Agent for the account of the applicable Lenders in accordance with their Pro Rata Share. Payments of principal and interest in respect of each Credit Facility shall be made to each applicable Lender identified on the applicable Credit Facility Schedule. All Obligations are payable upon demand of Agent in the absence of any other due date specified herein. All fees payable under the Financing Documents shall be deemed non-refundable as of the date paid. Any payment required to be made to Agent or a Lender (and any servicer or trustee on behalf of a securitization vehicle designated by either) under this Agreement may be made by debit or automated clearing house payment initiated by Agent or such Lender (or any servicer designated or trustee on behalf of a securitization vehicle on behalf of either) from any of Borrower’s deposit accounts, including the Designated Funding Account, and Borrower hereby authorizes Agent and each Lender (or any servicer or trustee on behalf of a securitization vehicle designated on behalf of either) to debit any such accounts for any amounts Borrower owes hereunder when due. Without limiting the foregoing, Borrower shall tender to Agent and the Lenders any authorization forms as Agent or any Lender may require to implement such debit or automated clearing house payment. These debits or automated clearing house payments shall not constitute a set-off. Payments of principal and/or interest received after 12:00 noon New York time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest, as applicable, shall continue to accrue until paid. All payments to be made by Borrower under any Financing Document shall be made without set-off, recoupment or counterclaim, in lawful money of the United States and in immediately available funds. The balance of the Obligations, as recorded in Agent’s books and records at any time, shall be conclusive and binding evidence of the amounts due and owing to Agent and the Lenders by each Borrower absent manifest error; provided, however, that any failure to so record or any error in so recording shall not limit or otherwise affect Borrower’s duty to pay all amounts owing hereunder or under any Financing Document. Agent shall endeavor to provide Borrower with a monthly statement regarding the Credit Extensions (but neither Agent nor any Lender shall have any liability if Agent shall fail to provide any such statement). Unless Borrower notifies Agent of any objection to any such statement (specifically describing the basis for such objection) within *** after the date of receipt thereof, it shall be deemed final, binding and conclusive upon Borrower in all respects as to all matters reflected therein.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

(d)                 Interest Payments; Maturity Date. Commencing on the first (1st) Payment Date following the funding of a Credit Extension, and continuing on the Payment Date of each successive month thereafter through and including the Maturity Date, Borrower shall make monthly payments of interest, in arrears, calculated as set forth in this Section 2.6. All unpaid principal and accrued interest is due and payable in full on the Maturity Date or any earlier date specified herein. If the Obligations are not paid in full on or before the Maturity Date, all interest thereafter accruing shall be payable immediately upon accrual.

(e)                 Fees. Borrower shall pay, as and when due and payable under the terms of the Fee Letters, to Agent and each Lender, as applicable, for their own accounts and not for the benefit of any other Lenders, the fees set forth in the Fee Letters.

(f)                  Protective Advances. Borrower shall pay to Agent for the account of the Lenders all Protective Advances (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement and the other Financing Documents) when due under any Financing Document (and in the absence of any other due date specified herein, such Protective Advances shall be due upon demand).

(g)                 Maximum Lawful Rate. In no event shall the interest charged hereunder with respect to the Obligations exceed the maximum amount permitted under the Laws of the State of Maryland. Notwithstanding anything to the contrary in any Financing Document, if at any time the rate of interest payable hereunder (the “Stated Rate”) would exceed the highest rate of interest permitted under any applicable Law to be charged (the “Maximum Lawful Rate”), then for so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable shall be equal to the Maximum Lawful Rate; provided, however, that, if at any time thereafter the Stated Rate is less than the Maximum Lawful Rate, Borrower shall, to the extent permitted by Law, continue to pay interest at the Maximum Lawful Rate until such time as the total interest received is equal to the total interest which would have been received had the Stated Rate been (but for the operation of this provision) the interest rate payable. Thereafter, the interest rate payable shall be the Stated Rate unless and until the Stated Rate again would exceed the Maximum Lawful Rate, in which event this provision shall again apply. In no event shall the total interest received by any Lender exceed the amount which it could lawfully have received, had the interest been calculated for the full term hereof at the Maximum Lawful Rate. If, notwithstanding the prior sentence, any Lender has received interest hereunder in excess of the Maximum Lawful Rate, such excess amount shall be applied to the reduction of the principal balance of such Lender’s Credit Extensions or to other amounts (other than interest) payable hereunder, and, if no such Credit Extensions or other amounts are then outstanding, such excess or part thereof remaining shall be paid to Borrower. In computing interest payable with reference to the Maximum Lawful Rate applicable to any Lender, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

(h)                 Taxes; Additional Costs.

(i)                   Any and all payments by or on account of any obligation of Borrower hereunder shall be made without deduction or withholding for any Taxes, except as required by applicable law. For purposes of this Section 2.6(h), the term “applicable law” shall include FATCA. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then Withholding Agent shall make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.6(h)) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(ii)                 Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of Agent timely reimburse it for the payment of, any Other Taxes.

(iii)                Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.6(h)) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(iv)               Each Lender shall severally indemnify Agent, within ten (10) days after demand therefor, for (A) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (B) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.1(c) relating to the maintenance of a Participant Register and (C) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Agent in connection with this Agreement or any Obligation, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender pursuant to this Agreement or otherwise payable by Agent to the Lender from any other source against any amount due to Agent under this paragraph (iv).

(v)                 As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority pursuant to this Section 2.6(h), Borrower shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent.

(vi)               Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made in connection with this Agreement or any Obligation shall deliver to Borrower and Agent, at the time or times reasonably requested by Borrower or Agent, such properly completed and executed documentation reasonably requested by Borrower or Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or Agent as will enable Borrower or Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two (2) sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.6(h)(vii)(A), (vii)(B) and (vii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

(vii)              Without limiting the generality of the foregoing,

(A)                any Lender that is a U.S. Person shall deliver to Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)                any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), whichever of the following is applicable:

(1)                 in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (I) with respect to payments of interest under this Agreement or any Financing Document, executed copies of IRS Form W-8BEN-E or W-8BEN, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (II) with respect to any other applicable payments under this Agreement or any other Financing Document, IRS Form W-8BEN-E or W-8BEN, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)                 executed copies of IRS Form W-8ECI;

(3)                 in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the IRC, (I) executed copies of IRS Form W-8BEN-E or W-8BEN, as applicable and (II) a certification to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the IRC, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the IRC, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the IRC, together with such Other Tax Certification as Agent may reasonably request from time to time; or

(4)                 to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E or W-8BEN, as applicable, IRS Form W-9, and/or such Other Tax Certification from each beneficial owner as Agent may reasonably request, as applicable; provided that, if the Foreign Lender is a partnership and one (1) or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide such Other Tax Certification as may be reasonably required by Agent on behalf of each such direct and indirect partner;

(C)                any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such Other Tax Certification as may be prescribed by applicable law to permit Borrower or Agent to determine the withholding or deduction required to be made; and

(D)                if a payment made to a Lender under any this Agreement would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the IRC, as applicable), such Lender shall deliver to Borrower and Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the IRC) and such Other Tax Certification reasonably requested by Borrower or Agent as may be necessary for Borrower and Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Each Lender agrees that, if any form or certification it previously delivered pursuant to Section 2.6(h)(vi) or (vii) expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Agent in writing of its legal inability to do so.

(viii)            If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.6(h) (including by the payment of additional amounts pursuant to this Section 2.6(h)), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(ix)               If any Lender shall determine in its commercially reasonable judgment that the adoption or taking effect of, or any change in, any applicable Law regarding capital adequacy, in each instance, after the Original Closing Date, or any change after the Original Closing Date in the interpretation, administration or application thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation, administration or application thereof, or the compliance by any Lender or any Person controlling such Lender with any request, guideline or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency adopted or otherwise taking effect after the Original Closing Date, has or would have the effect of reducing the rate of return on such Lender’s or such controlling Person’s capital as a consequence of such Lender’s obligations hereunder to a level below that which such Lender or such controlling Person could have achieved but for such adoption, taking effect, change, interpretation, administration, application or compliance (taking into consideration such Lender’s or such controlling Person’s policies with respect to capital adequacy) then from time to time, upon written demand by such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to Agent), Borrower shall promptly pay to such Lender such additional amount as will compensate such Lender or such controlling Person for such reduction, so long as such amounts have accrued on or after the day that is two hundred seventy (270) days prior to the date on which such Lender first made demand therefor; provided, however, that, notwithstanding anything in this Agreement to the contrary, (A) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (B) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “change in applicable Law”, regardless of the date enacted, adopted or issued.

(x)                 If any Lender requires compensation under this subsection (h), or requires Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to this subsection (h), then, upon the written request of Borrower, such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Credit Extensions hereunder or to assign its rights and obligations hereunder (subject to the terms of this Agreement) to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (A) would eliminate or materially reduce amounts payable pursuant to any such subsection, as the case may be, in the future, and (B) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender (as determined in its sole discretion). Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

(A)                If any Lender requires compensation under this subsection (h), or requires Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to this subsection (h), and such Lender has declined or is unable to designate a different lending office in accordance with Section 2.6(h)(x)(A), then the Borrower may, at its sole expense and effort, upon notice to such Lender and Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 13.1), all of its interests, rights (other than its existing rights to payments pursuant to this subsection (h)) and obligations under this Agreement and the related Financing Documents to an Eligible Assignee that shall assume such obligations; provided that: (x) such Lender shall have received payment of an amount equal to the outstanding principal of its Credit Extensions, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Financing Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), and (y) such assignment does not conflict with applicable law and (z) in the case of any such assignment resulting from a claim for compensation or payments required to be made pursuant to this subsection (h), such assignment will result in a reduction in such compensation or payments thereafter. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

(xi)               Each party’s obligations under this Section 2.6(h) shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, and the repayment, satisfaction or discharge of all Obligations hereunder.

(i)                   Administrative Fees and Charges.

(i)                   Borrower shall pay to Agent, for its own account and not for the benefit of any other Lenders, all reasonable fees and expenses in connection with audits and inspections of the books and records of the Credit Parties, audits, valuations or appraisals of the Collateral, audits of Borrower’s compliance with applicable Laws and such other matters as Agent shall deem appropriate, which shall be due and payable on the first (1st) Business Day of the month following the date of issuance by Agent of a written request for payment thereof to Borrower; provided that, as long as no Default has occurred within the preceding twelve (12) months, Agent shall be entitled to such reimbursement for no more than one (1) audit and inspection per calendar quarter.

(ii)                 If payments of principal or interest due on the Obligations, or any other amounts due hereunder or under the other Financing Documents, are not timely made and remain overdue for a period of ***, Borrower, without notice or demand by Agent, promptly shall pay to Agent, for its own account and not for the benefit of any other Lenders, as additional compensation to Agent in administering the Obligations, an amount equal to *** of each delinquent payment.

2.7                Secured Promissory Notes. At the election of any Lender made as to each Credit Facility for which it has made Credit Extensions, each Credit Facility shall be evidenced by one (1) or more secured promissory notes in form and substance reasonably satisfactory to Agent and the Lenders (each a “Secured Promissory Note”). Upon receipt of an affidavit of an officer of a Lender as to the loss, theft, destruction, or mutilation of its Secured Promissory Note, Borrower shall issue, in lieu thereof, a replacement Secured Promissory Note in the same principal amount thereof and of like tenor.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

3.	CONDITIONS OF CREDIT EXTENSIONS

3.1                Conditions Precedent to Initial Credit Extension. Each Lender’s obligation to make the initial advance in respect of a Credit Facility is subject to the condition precedent that Agent shall consent to or shall have received, in form and substance reasonably satisfactory to Agent, such documents, and completion of such other matters, as Agent may reasonably deem necessary or appropriate, including, without limitation, all items listed on the Closing Deliveries Schedule attached hereto.

3.2                Conditions Precedent to all Credit Extensions. The obligation of each Lender to make each Credit Extension, including the initial Credit Extension, is subject to the following conditions precedent:

(a)                 satisfaction of all Applicable Funding Conditions for the applicable Credit Extension as set forth in the Credit Facility Schedule, if any, in each case each in form and substance reasonably satisfactory to Agent and each Lender;

(b)                 timely receipt by Agent and each Lender of an executed Credit Extension Form in the form attached hereto;

(c)                 (i) for Credit Extensions made on the Original Closing Date and the Closing Date, the representations and warranties in Article 5 and elsewhere in the Financing Documents shall be true, correct and complete in all respects on the Closing Date; provided, however, that those representations and warranties expressly referring to a specific date shall be true, correct and complete in all respects as of such date; and

(ii)                 for Credit Extensions made after the Original Closing Date (other than any Credit Extension on the Closing Date), if any, the representations and warranties in Article 5 and elsewhere in the Financing Documents shall be true, correct and complete in all material respects on the date of the Credit Extension Form and on the Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in Article 5 and elsewhere in the Financing Documents remain true, accurate and complete in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date;

(d)                 no Default or Event of Default shall have occurred and be continuing or result from the Credit Extension;

(e)                 Agent shall be satisfied with the results of any searches conducted under Section 3.5;

(f)                  receipt by Agent of such evidence as Agent shall request to confirm the formation of the Peramivir SPE and inclusion in its organizational documents of the covenants set forth on the SPE Covenant Schedule attached hereto;

(g)                 receipt by Agent of such evidence as Agent shall request to confirm (i) the contribution by BioCryst to the Peramivir SPE of the Seqirus UK License Agreement (and all of BioCryst’s rights and obligations thereunder), and (ii) the Peramivir IP has been licensed by BioCryst to the Peramivir SPE in accordance with the terms of the Seqirus License Agreement pursuant to the Intercompany License Agreement;

(h)                 receipt by Agent of such evidence as Agent shall request to confirm that the deliveries made in Section 3.1 remain current, accurate and in full force and effect, or if not, updates thereto, each in form and substance reasonably satisfactory to Agent; and

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

(i)                   as determined in Agent’s sole discretion, there has not been any Material Adverse Change or any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Agent.

3.3                Method of Borrowing. Each Credit Extension in respect of each Credit Facility shall be in an amount at least equal to the applicable Minimum Credit Extension Amount for such Credit Facility as set forth in the Credit Facility Schedule or such lesser amount as shall remain undisbursed under the Applicable Commitments for such Credit Facility. The date of funding for any requested Credit Extension shall be a Business Day. To obtain a Credit Extension, Borrower shall deliver to Agent a completed Credit Extension Form executed by a Responsible Officer. Agent may rely on any notice given by a person whom Agent reasonably believes is a Responsible Officer or designee thereof. Agent and the Lenders shall have no duty to verify the authenticity of any such notice.

3.4                Funding of Credit Facilities. In Agent’s discretion, Credit Extensions may be funded by Agent on behalf of the Lenders or by the Lenders directly. If Agent elects to fund any Credit Extension on behalf of the Lenders, upon the terms and subject to the conditions set forth in this Agreement, each Lender, severally and not jointly, shall make available to Agent its Pro Rata Share of the requested Credit Extension, in lawful money of the United States of America in immediately available funds, prior to 11:00 a.m. (New York time) on the specified date for the Credit Extension. Agent (or if Agent elects to have each Lender fund its Credit Extensions to Borrower directly, each Lender) shall, unless it shall have determined that one (1) of the conditions set forth in Section 3.1 or 3.2, as applicable, has not been satisfied, by 2:00 p.m. (New York time) on the specified date for the Credit Extension, credit the amounts received by it in like funds to Borrower by wire transfer to the Designated Funding Account (or to the account of Borrower in respect of the Obligations, if the Credit Extension is being made to pay an Obligation of Borrower). A Credit Extension made prior to the satisfaction of any conditions set forth in Section 3.1 or 3.2 shall not constitute a waiver by Agent or the Lenders of Borrower’s obligation to satisfy such conditions, and any such Credit Extension made in the absence of such satisfaction shall be made in each Lender’s discretion.

3.5                Searches. Before the Original Closing Date, and thereafter (as and when determined by Agent in its discretion), Agent shall have the right to perform, all at Borrower’s expense, the searches described in paragraphs (a), (b), and (c) below against Borrower and any other Credit Party, the results of which are to be consistent with Borrower’s representations and warranties under this Agreement and the reasonably satisfactory results of which shall be a condition precedent to all Credit Extensions requested by Borrower: (a) title investigations, UCC searches and the equivalent thereof in any foreign jurisdiction, and fixture filings searches; (b) judgment, pending litigation, federal tax lien, personal property tax lien, and corporate and partnership tax lien searches, in each jurisdiction searched under paragraph (a) above; and (c) searches of applicable corporate, limited liability company, partnership and related records to confirm the continued existence, organization and good standing of the applicable Person and the exact legal name under which such Person is organized.

4.	CREATION OF SECURITY INTEREST

4.1                Grant of Security Interest. Borrower hereby grants Agent, for the ratable benefit of the Lenders, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Agent, for the ratable benefit of the Lenders, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral, subject only to Permitted Liens that may have priority by operation of applicable Law or by the terms of a written intercreditor or subordination agreement entered into by Agent.

4.2                Representations and Covenants.

(a)                 As of the Original Closing Date and the Closing Date, Borrower has no ownership interest in any Chattel Paper, letter of credit rights, commercial tort claims, Instruments, documents or investment property (other than as disclosed on the Disclosure Schedule attached hereto).

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

(b)                 Except for tangible Chattel Paper, Instruments, and documents with an aggregate value of less than ***, Borrower shall promptly (and in any event within *** of acquiring any of the following) deliver to Agent all tangible Chattel Paper and all Instruments and documents owned at any time by Borrower and constituting part of the Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Agent. Borrower shall provide Agent with “control” (as in the Code) of all electronic Chattel Paper owned by Borrower and constituting part of the Collateral by having Agent identified as the assignee on the records pertaining to the single authoritative copy thereof and otherwise complying with the applicable elements of control set forth in the Code. Borrower also shall deliver to Agent all security agreements securing any such Chattel Paper and securing any such Instruments. Borrower will mark conspicuously all such Chattel Paper and all such Instruments and Documents with a legend, in form and substance reasonably satisfactory to Agent, indicating that such Chattel Paper and such Instruments and Documents are subject to the security interests and Liens in favor of Agent created pursuant to this Agreement and the Financing Documents.

(c)                 Except for letters of credit in an aggregate amount of less than ***, Borrower shall promptly (and in any event within *** of acquiring any of the following) deliver to Agent all letters of credit on which Borrower is the beneficiary and which give rise to letter of credit rights owned by Borrower which constitute part of the Collateral in each case duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Agent. Borrower shall take any and all actions as may be necessary or desirable, or that Agent may request, from time to time, to cause Agent to obtain exclusive “control” (as defined in the Code) of any such letter of credit rights in a manner acceptable to Agent.

(d)                 Except for commercial tort claims with an aggregate value of less than ***, Borrower shall promptly (and in any event within ***) advise Agent upon Borrower becoming aware that it has any interests in any commercial tort claim that constitutes part of the Collateral, which such notice shall include descriptions of the events and circumstances giving rise to such commercial tort claim and the dates such events and circumstances occurred, the potential defendants with respect such commercial tort claim and any court proceedings that have been instituted with respect to such commercial tort claims, and Borrower shall, with respect to any such commercial tort claim, execute and deliver to Agent such documents as Agent shall request to perfect, preserve or protect the Liens, rights and remedies of Agent with respect to any such commercial tort claim.

(e)                 Except for (i) Inventory in an aggregate amount of ***, (ii), Inventory constituting Drop-Ship Inventory, and (iii) Clinical Trial Material, no Inventory or other Collateral shall at any time be in the possession or control of any warehouse, consignee, bailee or any of Borrower’s agents or processors without prior written notice to Agent and the receipt by Agent, if Agent has so requested, of warehouse receipts, consignment agreements or bailee lien waivers (as applicable) satisfactory to Agent prior to the commencement of such possession or control. Borrower shall, upon the request of Agent, notify any such warehouse, consignee, bailee, agent or processor of the security interests and Liens in favor of Agent created pursuant to this Agreement and the Financing Documents, instruct such Person to hold all such Collateral for Agent’s account subject to Agent’s instructions and shall, in Agent’s discretion, obtain an Access Agreement or other acknowledgement from such Person that such Person holds the Collateral for Agent’s benefit; provided, however, with respect to (i) any location occupied by Borrower on the Closing Date (other than those specifically set forth on the Post-Closing Obligations Schedule) and (ii) any new location first occupied by Borrower after the Closing Date with respect to which new location an Access Agreement was not required (on the basis of the exclusion set forth in clause (ii) above) to be delivered under this Section 4.2(e) at the time of the initial occupancy of the same by Borrower, Borrower shall have *** following the date on which Borrower would otherwise be required to deliver an Access Agreement under this Section 4.2(e) to deliver the applicable Access Agreement or to relocate all assets and property maintained at each such location to a location subject to an Access Agreement.

(f)                  Except with respect to property evidenced by certificates of title with an aggregate value of less than ***, upon request of Agent, Borrower shall promptly deliver to Agent any and all certificates of title, applications for title or similar evidence of ownership of all such tangible personal property and shall cause Agent to be named as lienholder on any such certificate of title or other evidence of ownership. Borrower shall not permit any such tangible personal property to become fixtures to real estate unless such real estate is subject to a Lien in favor of Agent.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

(g)                 As of the Closing Date and each subsequent date on which the Disclosure Schedule is required to be updated pursuant to this Agreement, all Deposit Accounts, Securities Accounts, Commodity Accounts or other bank accounts or investment accounts owned by Borrower, together with the purpose of such accounts and the financial institutions at which such accounts reside, are listed on the Disclosure Schedule.

(h)                 Borrower hereby authorizes Agent to file without the signature of Borrower one (1) or more UCC financing statements relating to its Liens on all or any part of the Collateral, which financing statements may list Agent as the “secured party” and Borrower as the “debtor” and which describe and indicate the collateral covered thereby as all or any part of the Collateral under the Financing Documents (including an indication of the collateral covered by any such financing statement as “all assets” of Borrower now owned or hereafter acquired), in such jurisdictions as Agent from time to time determines are appropriate, and to file without the signature of Borrower any continuations of or corrective amendments to any such financing statements, in any such case in order for Agent to perfect, preserve or protect the Liens, rights and remedies of Agent with respect to the Collateral. Borrower also ratifies its authorization for Agent to have filed in any jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof. Any financing statement may include a notice that any disposition of the Collateral in contravention of this Agreement, by either Borrower or any other Person, shall be deemed to violate the rights of Agent and the Lenders under the Code.

(i)                   As of the Closing Date, Borrower does not hold, and after the Closing Date Borrower shall promptly notify Agent in writing upon creation or acquisition by Borrower of, any Collateral which constitutes a claim against any Governmental Authority, including, without limitation, the federal government of the United States or any instrumentality or agency thereof, the assignment of which claim is restricted by any applicable Law, including, without limitation, the federal Assignment of Claims Act and any other comparable Law. Upon the request of Agent, Borrower shall take such steps as may be necessary or desirable, or that Agent may request, to comply with any such applicable Law.

(j)                  Borrower shall furnish to Agent from time to time any statements and schedules further identifying or describing the Collateral and any other information, reports or evidence concerning the Collateral as Agent may reasonably request from time to time.

5.	REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as follows on the Closing Date, on the date of each Credit Extension, and on such other dates when such representations and warranties under this Agreement are made or deemed to be made:

5.1                Due Organization, Authorization: Power and Authority.

(a)                 Each Credit Party and each Subsidiary is duly organized, validly existing and in good standing (if applicable in such entity’s jurisdiction of formation) as a Registered Organization in its respective jurisdiction of formation. Each Credit Party and each Subsidiary has the power to own its assets and is qualified and licensed to do business and is in good standing (if applicable in such jurisdiction) in any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to result in a Material Adverse Change. The Financing Documents have been duly authorized, executed and delivered by each Credit Party and constitute legal, valid and binding agreements enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles. The execution, delivery and performance by each Credit Party of each Financing Document executed or to be executed by it is in each case within such Credit Party’s powers.

(b)                 The execution, delivery and performance by each Credit Party of the Financing Documents to which it is a party do not (i) conflict with any of such Credit Party’s organizational documents; (ii) contravene, conflict with, constitute a default under or violate any material provision of Law applicable to it; (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which such Credit Party or any of its property or assets may be bound or affected; (iv) require any material action by, filing, registration, or qualification with, or Required Permit from, any Governmental Authority (except such Required Permits which have already been obtained and are in full force and effect); or (v) constitute a default under or conflict with any Material Agreement. No Credit Party is in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to result in a Material Adverse Change.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

5.2                Litigation. Except as disclosed on the Disclosure Schedule or, after the Closing Date, pursuant to Section 6.7, there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Responsible Officers, threatened in writing by or against any Credit Party or any Subsidiary thereof which involves the possibility of any judgment or liability of more than *** or that could reasonably be expected to result in a Material Adverse Change, or which questions the validity of the Financing Documents, or the other documents required thereby or any action to be taken pursuant to any of the foregoing, nor does any Credit Party have reason to believe that any such actions, suits, proceedings or investigations are threatened.

5.3                No Material Deterioration in Financial Condition; Financial Statements. All financial statements for the Credit Parties delivered to Agent or any Lender fairly present, in conformity with GAAP, in all material respects the consolidated financial condition and consolidated results of operations of such Credit Party. There has been no material deterioration in the consolidated financial condition of any Credit Party from the most recent financial statements and projections submitted to Agent or any Lender. There has been no material adverse deviation from the most recent annual operating plan of Borrower delivered to Agent and the Lenders.

5.4                Solvency. The fair salable value of each Credit Party’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities. After giving effect to the transactions described in this Agreement and taking into account any right of contribution between the Credit Parties (but without limiting Section 13.15), (a) no Credit Party is left with unreasonably small capital in relation to its business as presently conducted, and (b) each Credit Party is able to pay its debts (including trade debts) as they mature.

5.5                Subsidiaries; Investments; Margin Stock. Borrower and its Restricted Subsidiaries do not own any stock, partnership interest or other equity securities, except for Permitted Investments. Without limiting the foregoing, Borrower and its Restricted Subsidiaries do not own or hold any Margin Stock.

5.6                Tax Returns and Payments; Pension Contributions. Each Credit Party and its Restricted Subsidiaries has timely filed all required tax returns and reports, and, except for those Taxes that are subject to a Permitted Contest, each Credit Party and its Restricted Subsidiaries has timely paid all foreign, federal, state and material local Taxes, assessments, deposits and contributions owed by such Credit Party or Restricted Subsidiary. Other than as disclosed to Agent in accordance with Section 6.2, Borrower is unaware of any claims or adjustments proposed for any prior tax years of any Credit Party or any of its Restricted Subsidiaries which could result in additional Taxes becoming due and payable by such Credit Party. No Credit Party nor any trade or business (whether or not incorporated) that is under common control with any Credit Party within the meaning of Section 414(b) or (c) of the IRC (and Sections 414(m) and (o) of the IRC for purposes of the provisions relating to Section 412 of the IRC) or Section 4001 of ERISA (an “ERISA Affiliate”) (a) has failed to satisfy the “minimum funding standards” (as defined in Section 412 of or Section 302 of ERISA), whether or not waived, with respect to any Pension Plan, (b) has incurred liability with respect to the withdrawal or partial withdrawal of any Credit Party or ERISA Affiliate from any Pension Plan or incurred a cessation of operations that is treated as a withdrawal, (c) has incurred any liability under Title IV of ERISA (other than for PBGC premiums due but not delinquent under Section 4007 of ERISA), (d) has had any “reportable event” as defined in Section 4043(c) of ERISA (or the regulations issued thereunder) (other than an event for which the thirty (30)-day notice requirement is waived) occur with respect to any Pension Plan or (e) failed to maintain (i) each “plan” (as defined by Section 3(3) of ERISA) in all material respects with the applicable provisions of ERISA, the IRC and other federal or state laws, and (ii) the tax qualified status of each plan (as defined above) intended to be so qualified.

5.7                Intellectual Property and License Agreements. A list of all Registered Intellectual Property of each Credit Party registered in any Registered IP Disclosure Location and all material in-bound license or sublicense agreements, exclusive out-bound license or sublicense agreements, or other material rights of any Credit Party to use Intellectual Property (but excluding in-bound licenses of over-the-counter software that is commercially available to the public), as of the Closing Date and, as updated pursuant to Section 6.14, is set forth on the Intangible Assets Schedule. Such Intangible Assets Schedule shall be prepared by Borrower in the form provided by Agent and contain all information required in such form. Except for Permitted Licenses, each Credit Party is the sole owner of its Intellectual Property free and clear of any Liens. Each Patent is valid and enforceable and no part of the Material Intangible Assets has been judged invalid or unenforceable, in whole or in part. To the Borrower’s knowledge, no claim has been made that any part of the Intellectual Property violates the rights of any third party, except as could not reasonably be expected to result in a Material Adverse Change.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

5.8                Regulatory Status. All of Borrower’s material Products and material Regulatory Required Permits are listed on the Products Schedule and Required Permits Schedule, respectively (as updated from time to time pursuant to Section 6.14), and Borrower has delivered to Agent a copy of all material Regulatory Required Permits requested by Agent as of the date hereof or to the extent requested by Agent pursuant to Section 6.16. With respect to each Product, (a) Borrower and its Restricted Subsidiaries have received, and such Product is the subject of, all Regulatory Required Permits needed in connection with the testing, manufacture, marketing or sale of such Product as currently being conducted by or on behalf of Borrower, and have provided Agent and each Lender with all notices and other information required by Section 6.16, (b) such Product is being tested, manufactured, marketed or sold, as the case may be, in material compliance with all applicable Laws and Regulatory Required Permits. As of the Closing Date, there have been no Regulatory Reporting Events.

5.9                Accuracy of Schedules and Perfection Certificate. All information set forth in the Disclosure Schedule, Intangible Assets Schedule, the Required Permits Schedule and the Products Schedule is, in all material respects, true, accurate and complete as of the Closing Date, the date of delivery of the last Compliance Certificate and any other subsequent date on which Borrower is requested to update such certificate. All information set forth in the Perfection Certificate is, in all material respects, true, accurate and complete as of the Closing Date, the date of each Credit Extension and each other subsequent date on which Borrower delivers an updated Perfection Certificate pursuant to Agent’s request.

5.10            FCPA and Anti-Corruption Law. For the immediately preceding five (5) year period, neither Borrower nor any of its Subsidiaries nor, to the knowledge of Borrower, any director, officer, agent, employee or other Person acting in such capacity on behalf of Borrower or any of its Subsidiaries, has taken any action, directly or indirectly, that would result in a violation by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) or any other applicable anti-corruption law.  No part of the proceeds of the Credit Extensions shall be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA. Borrower and its Subsidiaries have conducted their businesses in compliance with applicable anti-corruption laws and has instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

6.	AFFIRMATIVE COVENANTS

Borrower covenants and agrees as follows:

6.1                Organization and Existence; Government Compliance.

(a)                 Each Credit Party and its Restricted Subsidiaries shall maintain their respective legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to result in a Material Adverse Change. If a Credit Party is not now a Registered Organization but later becomes one, Borrower shall promptly notify Agent of such occurrence and provide Agent with such Credit Party’s organizational identification number.

(b)                 Each Credit Party and its Restricted Subsidiaries shall comply with all Laws, ordinances and regulations to which they or their business locations are subject, the noncompliance with which could reasonably be expected to result in a Material Adverse Change. Each Credit Party shall obtain and keep in full force and effect and comply with all of the Required Permits, except where failure to have or maintain compliance with or effectiveness of such Required Permit could not reasonably be expected to result in a Material Adverse Change. Upon request of Agent or any Lender, each Credit Party shall promptly (and in any event within *** of such request) provide copies of any such obtained Required Permits to Agent. Borrower shall notify Agent within *** (but in any event prior to Borrower submitting any requests for Credit Extensions or release of any reserves) of the occurrence of any facts, events or circumstances known to a Borrower, whether threatened, existing or pending, that could cause any Required Permit to become limited, suspended or revoked, except where such limitation, suspension, or revocation could not reasonably be expected to result in a Material Adverse Change. Notwithstanding the foregoing, each Credit Party shall comply with Section 6.16 as it relates to Regulatory Required Permits and to the extent that there is a conflict between this Section and Section 6.16 as it relates to Regulatory Required Permits, Section 6.16 shall govern.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

6.2                Financial Statements, Reports, Certificates.

(a)                 Each Credit Party shall deliver to Agent and each Lender: (i) as soon as available, but no later than *** after the last day of each month, company prepared balance sheets, income statements, and cash flow statements for each Credit Party covering such Credit Parties consolidated operations for such monthly certified by a Responsible Officer and in a form reasonably acceptable to Agent; (ii) as soon as available, but no later than *** after the last day of each of Biocryst’s fiscal quarters, a company prepared consolidated and consolidating balance sheet, income statement and cash flow statement covering such Credit Party’s consolidated operations for such month certified by a Responsible Officer and in a form acceptable to Agent and each Lender; (iii) as soon as available, but no later than *** after the last day of a Credit Party’s fiscal year, audited consolidated and consolidating financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Agent and each Lender in its reasonable discretion; (iv) as soon as available after approval thereof by such Credit Party’s governing board, but no later than *** after the last day of such Credit Party’s fiscal year, and as amended and/or updated, such Credit Party’s financial projections for the current fiscal year; (v) within *** of delivery, copies of all statements, reports and notices made available to all of such Credit Party’s security holders or to any holders of Subordinated Debt; (vi) in the event that such Credit Party is or becomes subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, within *** of filing, all reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission (“SEC”) or a link thereto on such Credit Party’s or another website on the Internet (and, for avoidance of doubt, any notices required to be delivered pursuant to this Article 6 may be delivered by provision of such SEC filings or links thereto, or by other electronic means); (vii) as soon as available, but no later than *** after the last day of each month, copies of the month-end account statements for each Collateral Account maintained by a Credit Party, which statements may be provided to Agent and each Lender by Borrower or directly from the applicable institution(s); (viii) promptly (and in any event within *** of any request therefor) such readily available budgets, sales projections, operating plans, financial information and other information, reports or statements regarding the Credit Parties or their respective businesses, contractors and subcontractors reasonably requested by Agent or any Lender; and (ix) within *** after any Credit Party becomes aware of any claim or adjustment proposed for any prior tax years of any Credit Party or any of their Restricted Subsidiaries which could result in additional Taxes becoming due and payable by such Credit Party or Restricted Subsidiary, notice of such claim or adjustment.

(b)                 Within *** after the last day of each month, Borrower shall deliver to Agent and each Lender with the monthly statements described above, a duly completed Compliance Certificate signed by a Responsible Officer.

(c)                 Borrower shall cause each Credit Party to keep proper books of record and account in accordance with GAAP in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities. Upon prior written notice and during business hours (which such limitations shall not apply if a Default or Event of Default has occurred), Borrower shall allow, and cause each Credit Party to allow, Agent and the Lenders to visit and inspect any properties of a Credit Party, to examine and make abstracts or copies from any Credit Party’s books, to conduct a collateral audit and analysis of its operations and the Collateral to verify the amount and age of the accounts, the identity and credit of the respective account debtors, to review the billing practices of the Credit Party and to discuss its respective affairs, finances and accounts with their respective officers, employees and independent public accountants as often as may reasonably be desired. Borrower shall reimburse Agent and each Lender for all reasonable costs and expenses associated with such visits and inspections; provided, however, that Borrower shall be required to reimburse Agent and each Lender for such costs and expenses for no more than one (1) such visit and inspection per twelve (12)-month period unless a Default or Event of Default has occurred during such period.

15

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

(d)                 Borrower shall, and shall cause each Credit Party to, deliver to Agent and each Lender, within *** after the same are received, copies of all correspondence, reports, documents and other filings with any Governmental Authority that could reasonably be expected to result in a Material Adverse Change (except that reporting related to Regulatory Required Permits and/or Regulatory Reporting Events shall be governed by Section 6.16).

(e)                 Borrow shall, and shall cause each Credit Party to, promptly after the request by any Lender, provide all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act.

6.3                Maintenance of Property. Borrower shall cause all equipment and other tangible personal property other than Inventory to be maintained and preserved in the same condition, repair and in working order as of the date hereof, ordinary wear and tear excepted, and shall promptly make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Borrower shall cause each Credit Party to keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between a Credit Party and its Account Debtors shall follow the Credit Party’s customary practices as they exist at the Original Closing Date. Borrower shall promptly notify Agent of all returns, recoveries, disputes and claims that involve more than *** of Inventory collectively among all Credit Parties.

6.4                Taxes; Pensions. Borrower shall timely file and cause each Credit Party to timely file, all required tax returns and reports and timely pay, and cause each Credit Party to timely pay, all foreign, federal, state, and local Taxes, assessments, deposits and contributions owed, and shall deliver to Agent, on demand, appropriate certificates attesting to such payments; provided, however, that a Credit Party may defer payment of any contested Taxes, so long as such Credit Party (a) in good faith contests its obligation to pay the Taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies Agent in writing of the commencement of, and any material development in, the proceedings, and (c) posts bonds or takes any other steps required to prevent the Governmental Authority levying such contested Taxes from obtaining a Lien upon any of the Collateral (such contest, a “Permitted Contest”). Borrower shall pay, and cause each Credit Party to pay, all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms. Each Credit Party and their ERISA Affiliates shall timely make all required contributions to each Pension Plan and shall maintain each “plan” (as defined by Section 3(3) of ERISA) in material compliance with the applicable provisions of ERISA, the Internal Revenue Code and other federal and state laws. Borrower shall give written notice to Agent and each Lender promptly (and in any event within ***) upon Borrower becoming aware of any (w) Credit Party’s or any ERISA Affiliate’s failure to make any contribution required to be made with respect to any Pension Plan not having been timely made, (x) notice of the PBGC’s, any Credit Party’s or any ERISA Affiliate’s intention to terminate or to have a trustee appointed to administer any such Pension Plan, or (y) complete or partial withdrawal by any Credit Party or any ERISA Affiliate from any Pension Plan.

6.5                Insurance. Borrower shall, and shall cause each Credit Party to, keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower’s industry and location and as Agent may reasonably request. Insurance policies shall be in a form, with companies, and in amounts that are satisfactory to Agent. All property policies shall have a lender’s loss payable endorsement showing Agent as primary lender’s loss payee and waive subrogation against Agent, and all liability policies shall show, or have endorsements showing, Agent as an additional insured. No other loss payees may be shown on the policies other than (i) loss payees showing on such policies as of the Original Closing Date and (ii) as Agent shall otherwise consent in writing. If required by Agent, all policies (or the loss payable and additional insured endorsements) shall provide that the insurer shall endeavor to give Agent at least *** (*** for non-payment of premium) notice before canceling, amending, or declining to renew its policy. At Agent’s request, Borrower shall deliver certified copies of all such Credit Party insurance policies and evidence of all premium payments. If any Credit Party fails to obtain insurance as required under this Section 6.5 or to pay any amount or furnish any required proof of payment to third persons and Agent, Agent may make all or part of such payment or obtain such insurance policies required in this Section 6.5, and take any action under the policies Agent deems prudent.

16

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

6.6                Collateral Accounts.

(a)                 Borrower shall, and shall cause each Credit Party to, provide Agent *** prior written notice before establishing any Collateral Account at or with any bank or financial institution. In addition, for each Collateral Account that any Credit Party at any time maintains (and in connection with any such Collateral Account established after the Closing Date, prior to opening such Collateral Account), Borrower shall, and shall cause each Credit Party to, cause the applicable bank or financial institution at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Agent’s Lien in such Collateral Account in accordance with the terms hereunder, which Control Agreement, inter alia, (a) provides that, upon written notice from Agent, such bank or financial institution shall comply with instructions originated by Agent directing disposition of the funds in such Collateral Account without further consent by Borrower and (b) may not be terminated without prior written consent of Agent. The provisions of the previous sentence shall not apply to any Excluded Deposit Account; provided, however, that at all times Borrower shall maintain one (1) or more separate Deposit Accounts to hold any and all amounts to be used for payroll, payroll taxes and other employee wage and benefit payments, and shall not commingle any monies allocated for such purposes with funds in any other Deposit Account.

(b)                 So long as the ATM Facility Account remains open, Borrower shall cause all funds (if any) in excess of *** held in the ATM Facility Account to be transferred into a Collateral Account subject to a Control Agreement by the close of business on the *** after the funds held in the ATM Facility Account exceeded ***; provided that upon the occurrence and during the continuation of any Event of Default, upon Agent’s request, Borrower shall cause all funds on deposit in the ATM Facility Account to be transferred into a Collateral Account subject to a Control Agreement at the end of each Business Day.

6.7                Notices of Material Agreements, Litigation and Defaults; Cooperation in Litigation.

(a)                 Borrower shall promptly (and in any event within the time periods specified below) provide written notice to Agent and each Lender of the following:

(i)                   Within *** of Borrower becoming aware of the existence of any Event of Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default and that is reasonably expected by Borrower to become an Event of Default;

(ii)                 Within *** of Borrower becoming aware of (or having reason to believe any of the following are pending or threatened in writing) any action, suit, proceeding or investigation by or against Borrower or any Credit Party which involves the possibility of any judgment or liability of more than *** or that could reasonably be expected to result in a Material Adverse Change, or which questions the validity of any of the Financing Documents, or the other documents required thereby or any action to be taken pursuant to any of the foregoing; and

(iii)                Within *** of Borrower executing and delivering any Material Agreement or any material amendment, consent, waiver or other modification to any Material Agreement or receiving or delivering any notice of termination or default or similar notice in connection with any Material Agreement.

(b)                 Borrower shall, and shall cause each Credit Party, to provide such further information (including copies of such documentation) as Agent or any Lender shall reasonably request with respect to any of the events or notices described in paragraph (a). From the date hereof and continuing through the termination of this Agreement, Borrower shall, and shall cause each Credit Party to, make available to Agent and each Lender, without expense to Agent or any Lender, each Credit Party’s officers, employees and agents and books, to the extent that Agent or any Lender may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against Agent or any Lender with respect to any Collateral or relating to a Credit Party.

17

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

6.8                Creation/Acquisition of Subsidiaries; Restrictions on Investments.

(a)                 Borrower shall provide Agent with at least *** (or such shorter period as Agent may accept in its sole discretion) prior written notice of its intention to create or, to the extent permitted pursuant to this Agreement, acquire a new Subsidiary or Permitted Joint Venture. Upon such creation or, to the extent permitted hereunder, acquisition of any Subsidiary or Permitted Joint Venture, Borrower and such Subsidiary shall promptly (and in any event within *** of such creation or acquisition) take all such action as may be reasonably required by Agent or the Required Lenders to cause each such Subsidiary (other than a Foreign Subsidiary, an Excluded Domestic Holdco or a Permitted Joint Venture) to either, in the discretion of Agent, become a co-Borrower hereunder or to guarantee the Obligations of Borrower under the Financing Documents and, in each case, grant a continuing pledge and security interest in and to the assets of such Subsidiary (substantially as described on Exhibit A hereto); and Borrower shall grant and pledge to Agent, for the ratable benefit of the Lenders, a perfected security interest in the stock, units or other evidence of ownership of each Subsidiary and Permitted Joint Venture, except to the extent constituting Excluded Property (the foregoing collectively, the “Joinder Requirements”); provided that Borrower shall not be permitted to make any Investment in such Subsidiary until such time as Borrower has satisfied the Joinder Requirements, if applicable.

(b)                 Borrower further agrees to ensure, and cause each Restricted Subsidiary to ensure, that the total amount of cash and cash equivalents held by all Restricted Subsidiaries (other than cash and cash equivalents held by Credit Parties in Collateral Accounts that are subject to Agent’s first priority perfected security interest), shall not, at any time, exceed ***. Without limiting the forgoing or the provisions of Section 7, no Credit Party may contribute or otherwise transfer any assets to any Restricted Subsidiary other than (i) cash and cash equivalents permitted to be invested pursuant to clauses (f) and (i) of the definition of “Permitted Investments” and (ii) with respect to any Subsidiary that is a Permitted Joint Venture, any Permitted License permitted pursuant to clause (j) of the definition of “Permitted Investments.”

(c)                 Following (i) the occurrence and continuation of an Event of Default and (ii) the exercise by Agent of any right, option or remedy provided for hereunder, under any Financing Document or at law or in equity, Borrower shall cause each Foreign Subsidiary controlled (directly or indirectly) by Borrower to declare and pay to Borrower the maximum amount of dividends and other distributions in respect of its capital stock or other equity interest legally permitted to be paid by each such Foreign Subsidiary; provided that such Foreign Subsidiary shall be able to retain for working capital purposes such amounts used by such Foreign Subsidiaries in the Ordinary Course of Business and as are reasonably necessary for its operations based on its current projections, as provided to Agent pursuant to Section 6.2.

6.9                Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions solely for (a) payment of amounts due and owing in respect of Credit Facility #1, (b) payment of transaction fees incurred in connection with the Financing Documents, (c) working capital needs of Borrower and its Subsidiaries, and (d) any other Permitted Purpose specified in the Credit Facility Schedule for such Credit Facility. No portion of the proceeds of the Credit Extensions will be used for family, personal, agricultural or household use or to purchase Margin Stock.

6.10            Hazardous Materials; Remediation.

(a)                 If any release or disposal of Hazardous Materials shall occur or shall have occurred on any real property or any other assets of Borrower or any other Credit Party, Borrower will cause, or direct the applicable Credit Party to cause, the prompt containment and removal of such Hazardous Materials and the remediation of such real property or other assets as is necessary to comply with all Laws and to preserve the value of such real property or other assets. Without limiting the generality of the foregoing, Borrower shall, and shall cause each other Credit Party to, comply with each Law requiring the performance at any real property by Borrower or any other Credit Party of activities in response to the release or threatened release of a Hazardous Material.

18

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

(b)                 Borrower will provide Agent within *** after written demand therefor with a bond, letter of credit or similar financial assurance evidencing to the reasonable satisfaction of Agent that sufficient funds are available to pay the cost of removing, treating and disposing of any Hazardous Materials or Hazardous Materials Contamination and discharging any assessment which may be established on any property as a result thereof, such demand to be made, if at all, upon Agent’s determination that the failure to remove, treat or dispose of any Hazardous Materials or Hazardous Materials Contamination, or the failure to discharge any such assessment could reasonably be expected to result in a Material Adverse Change.

(c)                 If there is any conflict between this Section 6.10 and any environmental indemnity agreement, which is a Financing Document, the environmental indemnity agreement shall govern and control.

6.11            Power of Attorney. Each of the officers of Agent is hereby irrevocably made, constituted and appointed the true and lawful attorney for Borrower (without requiring any of them to act as such) with full power of substitution to do the following: (a) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral (in each case, so long as no Default or Event of Default has occurred, other than Permitted Liens), or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (b) so long as Agent has provided not less than *** prior written notice to Borrower to perform the same and Borrower has failed to take such action, (i) execute in the name of any Person comprising Borrower any schedules, assignments, instruments, documents, and statements that Borrower is obligated to give Agent under this Agreement or that Agent or any Lender deems necessary to perfect or better perfect Agent’s security interest or Lien in any Collateral, (ii) do such other and further acts and deeds in the name of Borrower that Agent may deem necessary or desirable to enforce, protect or preserve any Collateral or its rights therein, including, but not limited to, to sign Borrower’s name on any invoice or bill of lading for any Account or drafts against Account Debtors, and (iii) after the occurrence and during the continuance of an Event of Default, (A) endorse the name of Borrower upon any and all checks, drafts, money orders, and other instruments for the payment of money that are payable to Borrower; (B) make, settle, and adjust all claims under Borrower’s insurance policies; (C) take any action any Credit Party is required to take under this Agreement or any other Financing Document; (D) transfer the Collateral into the name of Agent or a third party as the Code permits; (E) exercise any rights and remedies described in this Agreement or the other Financing Documents; and (F) do such other and further acts and deeds in the name of Borrower that Agent may deem necessary or desirable to enforce its rights with regard to any Collateral.

6.12            Further Assurances. Borrower shall, and shall cause each Credit Party and their Restricted Subsidiaries to, promptly execute any further instruments and take further action as Agent reasonably requests to perfect or better perfect or continue Agent’s Lien in the Collateral or to effect the purposes of this Agreement or any other Financing Document.

6.13            Post-Closing Obligations. Borrower shall, and shall cause each Credit Party to, complete each of the post-closing obligations and/or deliver to Agent each of the documents, instruments, agreements and information listed on the Post-Closing Obligations Schedule attached hereto, on or before the date set forth for each such item thereon (as the same may be extended by Agent in writing in its reasonable discretion), each of which shall be completed or provided in form and substance reasonably satisfactory to Agent and the Lenders.

6.14            Disclosure Schedule Updates. Borrower shall, in the event of any information in the Disclosure Schedule becoming in any material respect outdated, inaccurate, incomplete or misleading, deliver to Agent, (x) if such event occurs on or after March 31st and on or before September 30th of the applicable year, together with the Compliance Certificate to be delivered under this Agreement with respect to the period ending September 30th of such year, and (y) if such event occurs after September 30th applicable year and on or before March 31st of the following year of the, together with the Compliance Certificate to be delivered under this Agreement with respect to the period ending March 31st of such year, a proposed update to the Disclosure Schedule correcting all information that is outdated, inaccurate, incomplete or misleading in any material respect; provided, however, (a) with respect to any proposed updates to the Disclosure Schedule involving Permitted Liens, Permitted Indebtedness or Permitted Investments, Agent will replace the Disclosure Schedule attached hereto with such proposed update only if such updated information is consistent with the definitions of and limitations herein pertaining to Permitted Liens, Permitted Indebtedness or Permitted Investments and (b) with respect to any proposed updates to the Disclosure Schedule involving other matters, Agent will replace the applicable portion of the Disclosure Schedule attached hereto with such proposed update upon Agent’s approval thereof.

19

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

6.15            Intellectual Property and Licensing.

(a)                 Together with each Compliance Certificate required to be delivered pursuant to Section 6.2(b) for the periods ending March 31st and September 30th, respectively, of each year, to the extent (i) Borrower acquires and/or develops any new Registered Intellectual Property registered in any Registered IP Disclosure Location, or (ii) Borrower enters into or becomes bound by any additional material in-bound license or sublicense agreement, any additional exclusive out-bound license or sublicense agreement or other agreement with respect to material rights in Intellectual Property (other than over-the-counter software that is commercially available to the public), or (iii) there occurs any other material change in Borrower’s Registered Intellectual Property registered in any Registered IP Disclosure Location, in-bound licenses or sublicenses or exclusive out-bound licenses or sublicenses from that listed on the Intangible Assets Schedule, together with such Compliance Certificate, deliver to Agent an updated Intangible Assets Schedule reflecting such updated information.

(b)                 If Borrower obtains any Registered Intellectual Property (other than copyrights, mask works and related applications, which are addressed below) registered in any Registered IP Disclosure Location, Borrower shall promptly execute such intellectual property security agreements (which shall be filed in the United States Patent and Trademark Office) and other documents and provide such other information (including, without limitation, copies of applications) and take such other actions as Agent shall request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Agent, for the ratable benefit of Lenders, in such property. If Borrower decides to register any copyrights or mask works in the United States Copyright Office, Borrower shall: (i) provide Agent with at least *** prior written notice of Borrower’s intent to register such copyrights or mask works together with a copy of the application it intends to file with the United States Copyright Office (excluding Exhibits thereto); (ii) execute an intellectual property security agreement and such other documents and provide such other information and take such other actions as Agent may request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Agent, for the ratable benefit of the Lenders, in the copyrights or mask works intended to be registered with the United States Copyright Office; and (iii) record such intellectual property security agreement with the United States Copyright Office contemporaneously with filing the copyright or mask work application(s) with the United States Copyright Office.

(c)                 Upon Agent’s request, Borrower shall exercise its commercially reasonable efforts to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (i) all licenses or agreements to be deemed “Collateral” and for Agent to have a security interest in it that might otherwise be restricted or prohibited by Law or by the terms of any such license or agreement, whether now existing or entered into in the future, and (ii) Agent to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Agent’s rights and remedies under this Agreement and the other Financing Documents; provided, that the requirements of this paragraph (c) shall not apply with respect to the Seqirus UK License Agreement.

(d)                 Borrower shall own, or be licensed to use or otherwise have the right to use, all Material Intangible Assets. Borrower shall cause all Registered Intellectual Property to be duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filings or issuances, except where the failure to do so would not reasonably be expected to result in a Material Adverse Change. Borrower shall at all times conduct its business without infringement or claim of infringement of any Intellectual Property rights of others. Borrower shall (i) protect, defend and maintain the validity and enforceability of its Material Intangible Assets (ii) promptly advise Agent in writing of material infringements of its Material Intangible Assets, or of a material claim of infringement by Borrower on the Intellectual Property rights of others; and (iii) not allow, except as permitted under Section 7.1(j), any of Borrower’s Material Intangible Assets to be abandoned, invalidated, forfeited or dedicated to the public or to become unenforceable. Borrower shall not become a party to, nor become bound by, any material license or other similar material agreement with respect to which Borrower is the licensee that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or other property.

20

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

6.16            Regulatory Reporting and Covenants.

(a)                 Borrower shall notify Agent and each Lender promptly, and in any event within *** of receiving, becoming aware of or determining that (each, a “Regulatory Reporting Event” and collectively, the “Regulatory Reporting Events”): (i) any Governmental Authority, specifically including the FDA is conducting or has conducted (A) if applicable, any investigation of Borrower’s or its Subsidiaries’ manufacturing facilities and processes for any Product (or any investigation of the facility of a contract manufacturer engaged by Borrower or is Subsidiaries in respect of a Product of which Borrower and/or its Subsidiaries are aware), which has disclosed any material deficiencies or violations of Laws and/or the Regulatory Required Permits related thereto or (B) an investigation or review of any Regulatory Required Permit (other than routine reviews in the Ordinary Course of Business associated with the renewal of a Regulatory Required Permit), (ii) development, testing, and/or manufacturing of any Product should cease, (iii) if a Product has been approved for marketing and sale, any marketing or sales of such Product should cease or such Product should be withdrawn from the marketplace, (iv) any Regulatory Required Permit has been revoked or withdrawn, (v) adverse clinical test results have occurred with respect to any Product, (vi) any Product recalls or voluntary Product withdrawals from any market (other than with respect to discrete batches or lots that are not material in quantity or amount and are not made in conjunction with a larger recall) have occurred, or (vii) any significant failures in the manufacturing of any Product have occurred such that the amount of such Product successfully manufactured in accordance with all specifications thereof and the required payments to be made to Borrower therefor in any month shall decrease significantly with respect to the quantities of such Product and payments produced in the prior month, in each case of the foregoing clauses (i) – (vii), to the extent that such event could reasonably be expected to result in a Material Adverse Change. Borrower shall provide to Agent or any Lender such further information (including copies of such documentation) as Agent or any Lender shall reasonably request with respect to any such Regulatory Reporting Event.

(b)                 Borrower shall, and shall cause each Credit Party to, obtain and, to the extent applicable, use commercially reasonable efforts to cause all third parties to obtain, all Regulatory Required Permits necessary for compliance in all material respects with Laws with respect to testing, manufacturing, developing, selling or marketing of Products and shall, and shall cause each Credit Party to, maintain and comply fully and completely in all respects with all such Regulatory Required Permits, the noncompliance with which could reasonably be expected to result in a Material Adverse Change. In the event Borrower or any Credit Party obtains any new material Regulatory Required Permit or any information on the Required Permits Schedule becomes outdated, inaccurate, incomplete or misleading, Borrower shall, together with the next Compliance Certificate required to be delivered under this Agreement after such event or within ***, if earlier, provide Agent with an updated Required Permits Schedule including such updated information.

(c)                 If, after the Original Closing Date, (i) Borrower determines to manufacture, sell, develop, test or market any new material Product (by itself or through a third party), Borrower shall deliver prior written notice to Agent of such determination (which shall include a brief description of such Product) and (x) if such determination occurs on or after March 31st and on or before September 30th of the applicable year, together with the Compliance Certificate to be delivered under this Agreement with respect to the period ending September 30th of such year, and (y) if such determination occurs after September 30th applicable year and on or before March 31st of the following year of the, together with the Compliance Certificate to be delivered under this Agreement with respect to the period ending March 31st of such year, shall provide an updated Intangible Assets Schedule, Products Schedule and Required Permits Schedule (and copies of such Required Permits as Agent may request) reflecting updates related to such determination.

6.17            Peramivir SPE. Notwithstanding any provision to the contrary herein, the Peramivir SPE shall, and BioCryst shall cause the Peramivir SPE to, (a) comply with each of the covenants set forth on the SPE Covenant Schedule attached hereto (the “SPE Covenants”) and (b) include each of the covenants set forth on the SPE Covenant Schedule attached hereto in the organizational documents of the Peramivir SPE.

21

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

6.18            JPR Royalty Sub.

(a)                 Until discharge of the Indenture pursuant to and in accordance with Section 11.1 thereof, Biocryst hereby agrees that it shall, to the extent required by the Indenture and other Deal Documents (as defined in the Indenture), and all agreements and documents entered into from time to time in connection therewith (including, without limitation, any amendments or modifications thereof) and not otherwise prohibited pursuant to the terms of the Financing Documents, perform (i) its obligations under the Royalty Hedge Documents, (ii) such administrative activities necessary to maintain the continuing existence of JPR Royalty Sub, such as completing required annual registration or report filings with state filing offices, and (iii) such activities in the Ordinary Course of Business incidental to its ownership of the equity interests of JPR Royalty Sub, to the extent that failure perform any of the foregoing activities described in clauses (a)(i), (ii) and (iii) could reasonably be expected to result in a Material Adverse Change.

(b)                 Until discharge of the Indenture pursuant to and in accordance with Section 11.1 thereof, it shall constitute a breach of this Section 6.18(b) by Borrowers if JPR Royalty Sub shall (i) transact or engage in any activities, business or operations or consummate any transactions other than the performance of its obligations and activities reasonably incidental thereto under the Indenture and the other Deal Documents, and all agreements and documents entered into from time to time in connection therewith (including, without limitation, any amendments or modifications thereof), (ii) amend the terms of the Indenture or the other Deal Documents in a manner that is materially adverse to Agent or any Lender or that could reasonably be expected to result in a Material Adverse Change, (iii) allow its organizational documents to be modified in a manner (A) that is adverse to Agent or any Lender in any material respect, (B) that could reasonably be expected to result in a Material Adverse Change or (C) that would have the effect of eliminating or modifying any of the “special purpose entity” restrictions set forth in such organizational documents (iv) violate the “special purpose entity” restrictions set forth in such organizational documents in any material respect or (v) merge or consolidate with any other entity.

(c)                 Following discharge of the Indenture pursuant to and accordance with Section 11.1 thereof, Borrower shall, within *** or, if not then permitted pursuant to the Indenture or other Deal Documents, within *** of such first date thereafter as may be permitted under the Indenture and such other Deal Documents, and at its election, either (a) dissolve JPR Royalty Sub and liquidate its assets into Borrower or (b) take such actions required by Agent to cause JPR Royalty Sub to become a Borrower or Credit Party under the Financing Documents pursuant to the Joinder Requirements set forth in Section 6.8 with respect to newly formed or acquired Subsidiaries.

7.	NEGATIVE COVENANTS

Borrower shall not do, nor shall it permit any Credit Party or any of its Restricted Subsidiaries to do, any of the following without the prior written consent of Agent:

7.1                Dispositions. Convey, sell, abandon, lease, license, transfer, assign or otherwise dispose of (collectively, “Transfer”) all or any part of its business or property, except for (a) sales, transfers or dispositions of Inventory in the Ordinary Course of Business or that is no longer used or useful in Borrower’s business; (b) sales or abandonment of (i) worn-out or obsolete Equipment or (ii) other Equipment that is no longer used or useful in the business of Borrower with a fair salable value not to exceed *** in the aggregate for all such Equipment; (c) to the extent constituting a Transfer, Permitted Liens; (d) to the extent they may constitute a Transfer, Permitted Investments; (e) Permitted Licenses; (f) dispositions of Clinical Trial Material that, in the good faith determination of Borrower, is no longer used or useful in the conduct of the business of Borrower and its Subsidiaries; (g) dispositions of Inventory and Clinical Trial Material to licensees in connection with, and pursuant to reasonable and customary terms of, a Permitted Licenses; (h) the sale, transfer, or disposition of the Patheon Inventory pursuant to Section 3.4 of the Seqirus UK License Agreement; (i) Transfers among Borrowers; provided that no such Transfer shall be permitted that would cause a violation of the SPE Covenants; (j) abandonment of Intellectual Property rights in the Ordinary Course of Business that, in the good faith determination of Borrower, are obsolete, no longer used or useful in the conduct of the business of Borrower and its Subsidiaries or the cost of maintaining such Intellectual Property would outweigh the benefit to Borrower and its Subsidiaries of so maintaining it; (k) dispositions of accounts receivable to a third party in connection with the compromise, settlement or collection thereof in the Ordinary Course of Business exclusive of factoring or similar arrangements; and (l) leases of tangible personal property and real property in the Ordinary Course of Business to third parties for fair and reasonable consideration.

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7.2                Changes in Business, Management, Ownership or Business Locations. (a) Engage in, or permit any of its Subsidiaries to engage in, any business other than the businesses currently engaged in by Borrower, such Credit Party or such Subsidiary, as applicable, or reasonably related thereto; (b) liquidate or dissolve; (c) (i) have a change in senior management where an interim replacement, as approved by Borrower’s or such Credit Party’s board of directors, has not been named and hired by not later than *** after such change, or (ii) enter into any transaction or series of related transactions which would result in a Change in Control unless the agreements with respect to such transactions provide for either (A) the indefeasible payment in full of the Obligations substantially concurrently therewith or (B) the consent of Agent and the Lenders as a condition precedent to the consummation thereof; (d) add any new offices or business locations, or enter into any new leases with respect to existing offices or business locations without first delivering a fully-executed Access Agreement to Agent (except as otherwise provided below); (e) change its jurisdiction of organization; (f) change its organizational structure or type; (g) change its legal name; (h) change any organizational number (if any) assigned by its jurisdiction of organization. Notwithstanding the foregoing, in the case of subpart (d) above, provided that the applicable lease or license agreement, or applicable law, does not grant to the landlord or licensor any Lien upon intangible assets of the tenant or licensee, subpart (d) shall not restrict leases or licenses for (x) such new or existing offices or business locations containing less than *** in Borrower’s assets or property and not containing Borrower’s Books and (y) any new or existing business location constituting a warehouse, consignee or bailee location that does not contain any of Borrower’s Books and would not otherwise require an Access Agreement pursuant to Section 4.2(e).

7.3                Mergers or Acquisitions. Merge or consolidate with any other Person, or acquire all or substantially all of the capital stock or property of another Person, provided, however, that (a) a Credit Party may merge or consolidate into another Credit Party, (b) a Domestic Subsidiary may merge or consolidate into another Domestic Subsidiary that is a Credit Party, (c) a Domestic Subsidiary that is not a Credit Party may merge or consolidate into another Domestic Subsidiary, (d) a Foreign Subsidiary may merge or consolidate into another Foreign Subsidiary and (e) a Domestic Subsidiary that is not a Credit Party may merge or consolidate into a Credit Party, so long as, in each case, (i) Borrower has provided Agent with prior written notice of such transaction, (ii) if a Credit Party is a party thereto, a Person already comprising a Credit Party shall be the surviving legal entity, (iii) if the Borrower is a party thereto, the Borrower shall be the surviving legal entity, (iv) if a Credit Party is a party thereto, the surviving Credit Party’s tangible net worth is not thereby reduced, (v) no Event of Default has occurred and is continuing prior thereto or arises as a result therefrom provided, further, that, notwithstanding the foregoing, Peramivir SPE shall not be entitled to enter into any such merger, consolidation or acquisition if doing so would cause a violation of the SPE Covenants and (f) Credit Parties may dissolve or liquidate their Subsidiaries (other than any Borrower) so long as any assets of such dissolved or liquidated Person are transferred to a Borrower.

7.4                Indebtedness. (a) Create, incur, assume, or be liable for any Indebtedness other than Permitted Indebtedness or (b) purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness (other than with respect to the Obligations as described in Section 2.3) prior to its maturity or scheduled payment date, as applicable.

7.5                Encumbrance. (a) Create, incur, allow, or suffer any Lien on any of its property, except for Permitted Liens, (b) permit any Collateral to fail to be subject to the first priority security interest granted herein except for Permitted Liens that may have priority by operation of applicable Law or by the terms of a written intercreditor or subordination agreement entered into by Agent, or (c) enter into any agreement, document, instrument or other arrangement (except with or in favor of Agent) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Restricted Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Restricted Subsidiary’s Collateral, except as is otherwise permitted in the definition of “Permitted Liens” herein.

7.6                Maintenance of Collateral Accounts. Maintain any Collateral Account, except pursuant to the terms of Section 6.6 hereof.

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7.7                Distributions; Investments; Margin Stock. (a) Pay any dividends (other than (i) dividends payable solely in common stock and (ii) dividends paid to BioCryst by any Subsidiary thereof (or by any Subsidiary of BioCryst to its direct parent entity)) or make any distribution or payment with respect to or redeem, retire or purchase or repurchase any of its equity interests (other than repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar plans), or (b) directly or indirectly make any Investment (including, without limitation, any additional Investment in any Subsidiary) other than Permitted Investments. Without limiting the foregoing, Borrower shall not, and shall not permit any of its Restricted Subsidiaries or any Credit Party to, purchase or carry Margin Stock.

7.8                Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of any Credit Party, except for (a) transactions that are in the Ordinary Course of Business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person, (b) transactions permitted by Section 7.7(a) of this Agreement, and (c) transactions exclusively among Credit Parties not otherwise prohibited by this Agreement, including with respect to the Peramivir SPE, by the SPE Covenants.

7.9                Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except to the extent expressly permitted to be made pursuant to the terms of the Subordination Agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt other than as may be expressly permitted pursuant to the terms of any applicable Subordination Agreement to which such Subordinated Debt is subject.

7.10            Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended or undertake as one of its important activities extending credit to purchase or carry Margin Stock, or use the proceeds of any Credit Extension for that purpose; (a) fail, or permit any ERISA Affiliate to fail, to meet “minimum funding standards” (as defined in Section 412 of the Internal Revenue Code or Section 302 of ERISA), whether or not waived, (b) permit (with respect to any Credit Party, any Restricted Subsidiary of any Credit Party or any ERISA Affiliate thereof) a “reportable event” as defined in Section 4043(c) of ERISA (or the regulations issued thereunder) (other than an event for which the thirty (30)-day notice requirement is waived) to occur, (c) engage in any “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code that could result in liability in excess of *** in the aggregate or that could reasonably be expected to result in a Material Adverse Change; (d) fail to comply with the Federal Fair Labor Standards Act that could result in liability in excess of *** in the aggregate or that could reasonably be expected to result in a Material Adverse Change; (e) permit (with respect to any Credit Party, any Restricted Subsidiary of any Credit Party or any ERISA Affiliate thereof) the withdrawal from participation in any Pension Plan, or (f) incur, or permit any Credit Party, any Restricted Subsidiary of any Credit Party or any ERISA Affiliate thereof to incur, any liability under Title IV of ERISA (other than for PBGC premiums due but not delinquent under Section 4007 of ERISA).

7.11            Amendments to Organization Documents and Material Agreements. Amend, modify or waive any provision of (a) any Material Agreement in a manner that is materially adverse to Borrower or its Restricted Subsidiaries, that is adverse to Agent or any Lender, that pertains to rights to assign or grant a security interest in such Material Agreement or that could or could reasonably be expected to result in a Material Adverse Change, or (b) any of its organizational documents (other than a change in registered agents, or a change that could not adversely affect the rights of Agent or Lenders hereunder, but, for the avoidance of doubt, under no circumstances a change of its name, type of organization or jurisdiction of organization), in each case, without the prior written consent of Agent. Borrower shall provide to Agent copies of all amendments, waivers and modifications of any Material Agreement or organizational documents. Without limiting the foregoing, no Borrower shall allow the Intercompany License Agreement to be terminated without Agent’s prior written consent.

7.12            Compliance with Anti-Terrorism Laws. Directly or indirectly, knowingly enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists. Borrower shall immediately notify Agent if Borrower has knowledge that Borrower or any Subsidiary, Affiliate or direct or indirect parent of a joint venture is listed on the OFAC Lists or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Borrower will not, nor will Borrower permit any Subsidiary, Affiliate or direct or indirect parent of a joint venture to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law. Agent hereby notifies Borrower that pursuant to the requirements of Anti-Terrorism Laws, and Agent’s policies and practices, Agent is required to obtain, verify and record certain information and documentation that identifies Borrower and its principals, which information includes the name and address of Borrower and its principals and such other information that will allow Agent to identify such party in accordance with Anti-Terrorism Laws.

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7.13            Joint Ventures.

(a)                 No Borrower will, nor will it permit any Subsidiary to, commingle any of its assets (including any bank accounts, cash or cash equivalents) with the assets of any joint venture, including any Permitted Joint Venture.

(b)                 No Borrower will, nor will it permit any Subsidiary to, enter into or own any interest in a joint venture that is not itself a corporation or limited liability company or other legal entity in respect of which the equity holders are not liable for the obligations of such entity as a matter of law.

7.14            Inactive Subsidiaries. Borrowers shall not permit any Inactive Subsidiary to (a) conduct any business operations (including the operations of a holding company, other than as a holding company of other Inactive Subsidiaries), (b) have any cash or other assets (including any licenses or permits) or any liabilities (other than de minimis assets or liabilities as required by Applicable Law and other than certain trademarks not material to the Borrower’s business), (c) own any capital stock of any Credit Party or any other Subsidiary of any Credit Party, or (d) operate any part of Borrowers’ business. For the avoidance of doubt, Borrower shall not make any Investment in or any asset Transfer to any Inactive Subsidiary.

8.	RESERVED

9.	RESERVED

10.	EVENTS OF DEFAULT

10.1            Events of Default. The occurrence of any of the following conditions and/or events, whether voluntary or involuntary, by operation of law or otherwise, shall constitute an “Event of Default” and Credit Parties shall thereupon be in default under this Agreement and each of the other Financing Documents:

(a)                 Borrower fails to (i) make any payment of principal or interest on any Credit Extension on its due date, or (ii) pay any other Obligations within *** after such Obligations are due and payable (which *** grace period shall not apply to payments due on the Maturity Date or the date of acceleration pursuant to Section 10.2 hereof);

(b)                 any Credit Party defaults in the performance of or compliance with any term contained in this Agreement or in any other Financing Document (other than occurrences described in other provisions of this Section 10.1 for which a different grace or cure period is specified or for which no grace or cure period is specified and thereby constitute immediate Events of Default) and such default is not remedied by the Credit Party or waived by Agent within *** after the earlier of (i) the date of receipt by Borrower of notice from Agent or the Required Lenders of such default, or (ii) the date an officer of such Credit Party becomes aware, or through the exercise of reasonable diligence should have become aware, of such default; provided, however, that if the default cannot by its nature be cured within the *** period or cannot after diligent attempts by Borrower be cured within such *** period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed *** following such initial *** period) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default;

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(c)                 any Credit Party defaults in the performance of or compliance with any term contained in Section 6.2, 6.4, 6.5, 6.6, 6.7(a), 6.8, 6.9, 6.10, 6.13, 6.15, 6.16, 6.18 or Article 7;

(d)                 any representation, warranty, certification or written statement made by any Credit Party, and holder of Subordinated Debt or any other Person acting for or on behalf of a Credit Party or a holder of Subordinated Debt (i) in any Financing Document or in any certificate, financial statement or other document delivered pursuant to any Financing Document, or (ii) to induce Agent and/or Lenders to enter into this Agreement or any Financing Document is incorrect in any respect (or in any material respect if such representation, warranty, certification or written statement is not by its terms already qualified as to materiality) when made (or deemed made);

(e)                 (i) any Credit Party or any Restricted Subsidiary thereof defaults under or breaches any Material Agreement (after any applicable grace period contained therein), or a Material Agreement shall be terminated by a third party or parties thereto prior to the expiration thereof, or there is a loss of a material right of a Credit Party under any Material Agreement to which it is a party, in each case which could reasonably be expected to result in a Material Adverse Change, (ii) (A) any Credit Party or an Restricted Subsidiary thereof fails to make (after any applicable grace period) any payment when due (whether due because of scheduled maturity, required prepayment provisions, acceleration, demand or otherwise) on any Indebtedness (other than the Obligations) of such Credit Party or such Restricted Subsidiary having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than *** (“Material Indebtedness”), (B) any other event shall occur or condition shall exist under any contractual obligation relating to any such Material Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of (without regard to any subordination terms with respect thereto), the maturity of such Material Indebtedness or (C) any such Material Indebtedness shall become or be declared to be due and payable, or be required to be prepaid, redeemed, defeased or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, (iii) any Credit Party defaults (beyond any applicable grace period) under any obligation for payments due or otherwise under any lease agreement for such Credit Party’s principal place of business or any place of business that meets the criteria for the requirement of an Access Agreement under Section 7.2 or for which an Access Agreement exists or was required to be delivered, (iv) the occurrence of any breach or default under any terms or provisions of any Subordinated Debt Document or under any agreement subordinating the Subordinated Debt to all or any portion of the Obligations, or the occurrence of any event requiring the prepayment of any Subordinated Debt, or the delivery of any notice with respect to any Subordinated Debt or pursuant to any Subordination Agreement that triggers the start of any standstill or similar period under any Subordination Agreement, or (v) Borrower makes any payment on account of any Indebtedness that has been subordinated to any of the Obligations, other than payments specifically permitted by the terms of such subordination;

(f)                  (i) any Credit Party or any Restricted Subsidiary shall generally not pay its debts as such debts become due, shall admit in writing its inability to pay its debts generally, (ii) any Credit Party or any Restricted Subsidiary shall make a general assignment for the benefit of creditors, or shall cease doing business as a going concern, (iii) any proceeding shall be instituted by or against any Credit Party or any Restricted Subsidiary in any jurisdiction seeking to adjudicate it a bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, composition of it or its debts or any similar order, in each case under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee, conservator, liquidating agent, liquidator, other similar official or other official with similar powers, in each case for it or for any substantial part of its property and, in the case of any such proceedings instituted against (but not by or with the consent of) such Credit Party or Restricted Subsidiary, either such proceedings shall remain undismissed or unstayed for a period of *** or more or any action sought in such proceedings shall occur or (iv) any Credit Party or any Restricted Subsidiary thereof shall take any corporate or similar action or any other action to authorize any action described in clause (i)-(iii) above;

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(g)                 (i) the service of process seeking to attach, execute or levy upon, seize or confiscate any Collateral Account, any Intellectual Property, or any funds of any Credit Party on deposit with Agent, any Lender or any Affiliate of Agent or any Lender, or (ii) a notice of lien, levy, or assessment is filed against any assets of a Credit Party by any government agency, and the same under clauses (i) and (ii) hereof are not discharged or stayed (whether through the posting of a bond or otherwise) prior to the earlier to occur of *** after the occurrence thereof or such action becoming effective;

(h)                 (i) any court order enjoins, restrains, or prevents Borrower from conducting any material part of its business, (ii) the institution by any Governmental Authority of criminal proceedings against any Credit Party or its Restricted Subsidiary, or (iii) one (1) or more judgments or orders for the payment of money (not paid or fully covered by insurance and as to which the relevant insurance company has acknowledged coverage in writing) aggregating in excess of *** shall be rendered against any or all Credit Parties or their Restricted Subsidiaries and either (A) enforcement proceedings shall have been commenced by any creditor upon any such judgments or orders, or (B) there shall be any period of *** during which a stay of enforcement of any such judgments or orders, by reason of a pending appeal, bond or otherwise, shall not be in effect,

(i)                   any Lien created by any of the Financing Documents shall at any time fail to constitute a valid and perfected Lien on all of the Collateral purported to be encumbered thereby, subject to no prior or equal Lien except Permitted Liens, or any Credit Party shall so assert; any provision of any Financing Document shall fail to be valid and binding on, or enforceable against, a Credit Party, or any Credit Party shall so assert;

(j)                  (i) a Change in Control occurs or (ii) any Credit Party or direct or indirect equity owner in a Credit Party shall enter into an agreement which contemplates a Change in Control (unless such agreement is either (A) non-binding on such Credit Party or (B) provides for, as a condition precedent to the consummation of such agreement, either (I) the indefeasible payment in full in cash of all Obligations or (II) the consent of Agent and Lenders);

(k)                 any Required Permit shall have been (i) revoked, rescinded, suspended, modified in a materially adverse manner or not renewed in the Ordinary Course of Business for a full term, or (ii) subject to any decision by a Governmental Authority that designates a hearing with respect to any applications for renewal of any of such Required Permit or that could result in the Governmental Authority taking any of the actions described in clause (i) above, and such decision or such revocation, rescission, suspension, modification or non-renewal results in, or could reasonably be expected to result in, a Material Adverse Change;

(l)                   (i) the voluntary withdrawal or institution of any action or proceeding by the FDA or similar Governmental Authority to order the withdrawal of the RAPIVAB Product from the market in the United States, Canada, or Europe, or to enjoin Borrower, its Restricted Subsidiaries or any representative of Borrower or its Restricted Subsidiaries from manufacturing, marketing, selling or distributing any RAPIVAB Product in the United States, Canada, or Europe, (ii) the voluntary withdrawal or institution of any action or proceeding by the FDA or similar Governmental Authority to order the withdrawal of any other Product or Product category from the market or to enjoin Borrower, its Restricted Subsidiaries or any representative of Borrower or its Restricted Subsidiaries from manufacturing, marketing, selling or distributing such other Product or Product category, which could reasonably be expected to result in a Material Adverse Change, (iii) the institution of any action or proceeding by any DEA, FDA, or any other Governmental Authority to revoke, suspend, reject, withdraw, limit, or restrict any Regulatory Required Permit held by Borrower, its Restricted Subsidiaries or any representative of Borrower or its Restricted Subsidiaries, which, in each case, has or could reasonably be expected to result in a Material Adverse Change, (iv) the commencement of any enforcement action against Borrower, its Restricted Subsidiaries or any representative of Borrower or its Restricted Subsidiaries (with respect to the business of Borrower or its Subsidiaries) by DEA, FDA, or any other Governmental Authority which has or could reasonably be expected to result in a Material Adverse Change, or (v) the occurrence of adverse test results in connection with a Product which could reasonably be expected to result in a Material Adverse Change;

(m)               if Borrower is or becomes an entity whose equity is registered with the SEC, and/or is publicly traded on and/or registered with a public securities exchange, Borrower’s equity fails to remain registered with the SEC in good standing, and/or such equity fails to remain publicly traded on and registered with a public securities exchange; or

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(n)                 the occurrence of any fact, event or circumstance that could reasonably be expected to result in a Material Adverse Change.

All cure periods provided for in this Section 10.1 shall run concurrently with any cure period provided for in any applicable Financing Documents under which the default occurred.

10.2            Rights and Remedies.

(a)                 Upon the occurrence and during the continuance of an Event of Default, Agent may, and at the written direction of any Lender shall, without notice or demand, do any or all of the following: (i) deliver notice of the Event of Default to Borrower, (ii) by notice to Borrower declare all Obligations immediately due and payable (but if an Event of Default described in Section 10.1(f) occurs all Obligations shall be immediately due and payable without any action by Agent or the Lenders), or (iii) by notice to Borrower suspend or terminate the obligations, if any, of the Lenders to advance money or extend credit for Borrower’s benefit under this Agreement or under any other agreement between any Credit Party and Agent and/or the Lenders (but if an Event of Default described in Section 10.1(f) occurs all obligations, if any, of the Lenders to advance money or extend credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Agent and/or the Lenders shall be immediately terminated without any action by Agent or the Lenders).

(b)                 Without limiting the rights of Agent and the Lenders set forth in Section 10.2(a) above, upon the occurrence and during the continuance of an Event of Default, Agent shall have the right, without notice or demand, to do any or all of the following:

(i)                   with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, and foreclose upon and/or sell, lease or liquidate, the Collateral, in whole or in part;

(ii)                 apply to the Obligations (A) any balances and deposits of any Credit Party that Agent or any Lender or any Affiliate of Agent or a Lender holds or controls, or (B) any amount held or controlled by Agent or any Lender or any Affiliate of Agent or a Lender owing to or for the credit or the account of any Credit Party;

(iii)                settle, compromise or adjust and grant releases with respect to disputes and claims directly with Account Debtors for amounts on terms and in any order that Agent considers advisable, notify any Person owing any Credit Party money of Agent’s security interest in such funds, and verify the amount of such Account;

(iv)               make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral. Borrower shall assemble the Collateral if Agent requests and make it available as Agent designates. Agent may also render any or all of the Collateral unusable at a Credit Party’s premises and may dispose of such Collateral on such premises without liability for rent or costs. Borrower grants Agent a license to enter and occupy any of its premises, without charge, to exercise any of Agent’s rights or remedies;

(v)                 pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred;

(vi)               ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, and/or advertise for sale, the Collateral. Agent is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral (and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof) and, in connection with Agent’s exercise of its rights under this Article 10, Borrower’s rights under all licenses and all franchise agreements shall be deemed to inure to Agent for the benefit of the Lenders;

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(vii)              place a “hold” on any account maintained with Agent or the Lenders or any Affiliate of Agent or a Lender and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(viii)            demand and receive possession of the Books of Borrower and the other Credit Parties; and

(ix)               exercise all other rights and remedies available to Agent under the Financing Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

10.3            Notices. Any notice that Agent is required to give to a Credit Party under the UCC of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given in accordance with this Agreement at least five (5) days prior to such action.

10.4            Protective Payments. If any Credit Party fails to pay or perform any covenant or obligation under this Agreement or any other Financing Document, Agent may pay or perform such covenant or obligation, and all amounts so paid by Agent are Protective Advances and immediately due and payable, bearing interest at the then highest applicable rate for the Credit Facilities hereunder, and secured by the Collateral. No such payments or performance by Agent shall be construed as an agreement to make similar payments or performance in the future or constitute Agent’s waiver of any Event of Default.

10.5            Liability for Collateral No Waiver; Remedies Cumulative. So long as Agent and the Lenders comply with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Agent and the Lenders, Agent and the Lenders shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral. Agent’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Financing Document shall not waive, affect, or diminish any right of Agent thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by Agent and then is only effective for the specific instance and purpose for which it is given. Agent’s rights and remedies under this Agreement and the other Financing Documents are cumulative. Agent has all rights and remedies provided under the Code, by Law, or in equity. Agent’s exercise of one (1) right or remedy is not an election, and Agent’s waiver of any Event of Default is not a continuing waiver. Agent’s delay in exercising any remedy is not a waiver, election, or acquiescence.

10.6            Application of Payments and Proceeds. Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, (a) Borrower, for itself and the other Credit Parties, irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Agent from or on behalf of Borrower of all or any part of the Obligations, and, as between Borrower and the Credit Parties on the one hand and Agent and the Lenders on the other, Agent shall have the continuing and exclusive right to apply and to reapply any and all payments received against the Obligations in such manner as Agent may deem advisable notwithstanding any previous application by Agent, and (b) unless Agent and the Lenders shall agree otherwise, the proceeds of any sale of, or other realization upon all or any part of the Collateral shall be applied: first, to the Protective Advances; second, to accrued and unpaid interest on the Obligations (including any interest which, but for the provisions of the United States Bankruptcy Code, would have accrued on such amounts); third, to the principal amount of the Obligations outstanding; and fourth, to any other indebtedness or obligations of the Credit Parties owing to Agent or any Lender under the Financing Documents. Borrower shall remain fully liable for any deficiency. Any balance remaining shall be delivered to Borrower or to whomever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct. Unless Agent and the Lenders shall agree otherwise, in carrying out the foregoing, (x) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category, and (y) each of the Persons entitled to receive a payment in any particular category shall receive an amount equal to its pro rata share of amounts available to be applied pursuant thereto for such category.

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10.7            Waivers.

(a)                 Except as otherwise provided for in this Agreement and to the fullest extent permitted by applicable law, each Borrower waives: (i) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Financing Documents and hereby ratifies and confirms whatever Agent or the Lenders may do in this regard; (ii) all rights to notice and a hearing prior to Agent’s or any Lender’s entry upon the premises of a Borrower, the taking possession or control of, or to Agent’s or any Lender’s replevy, attachment or levy upon, any Collateral or any bond or security which might be required by any court prior to allowing Agent or any Lender to exercise any of its remedies; and (iii) the benefit of all valuation, appraisal and exemption Laws. Each Borrower acknowledges that it has been advised by counsel of its choices and decisions with respect to this Agreement, the other Financing Documents and the transactions evidenced hereby and thereby.

(b)                 Each Borrower for itself and all of its successors and assigns, (i) agrees that its liability shall not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by any Lender; (ii) consents to any indulgences and all extensions of time, renewals, waivers, or modifications that may be granted by Agent or any Lender with respect to the payment or other provisions of the Financing Documents, and to any substitution, exchange or release of the Collateral, or any part thereof, with or without substitution, and agrees to the addition or release of Borrower, endorsers, guarantors, or sureties, or whether primarily or secondarily liable, (without notice to any other Borrower and without affecting its liability hereunder); (iii) agrees that its liability shall be unconditional and without regard to the liability of any other Borrower, Agent or any Lender for any tax on the indebtedness; and (iv) to the fullest extent permitted by law, expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.

(c)                 To the extent that Agent or any Lender may have acquiesced in any noncompliance with any requirements or conditions precedent to the closing of the Credit Facilities or to any subsequent disbursement of Credit Extensions, such acquiescence shall not be deemed to constitute a waiver by Agent or any Lender of such requirements with respect to any future Credit Extensions and Agent may at any time after such acquiescence require Borrower to comply with all such requirements. Any forbearance by Agent or a Lender in exercising any right or remedy under any of the Financing Documents, or otherwise afforded by applicable law, including any failure to accelerate the maturity date of the Credit Facilities, shall not be a waiver of or preclude the exercise of any right or remedy nor shall it serve as a novation of the Financing Documents or as a reinstatement of the Obligations or a waiver of such right of acceleration or the right to insist upon strict compliance of the terms of the Financing Documents. Agent’s or any Lender’s acceptance of payment of any sum secured by any of the Financing Documents after the due date of such payment shall not be a waiver of Agent’s and such Lender’s right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other Liens or charges by Agent as the result of an Event of Default shall not be a waiver of Agent’s right to accelerate the maturity of the Obligations, nor shall Agent’s receipt of any condemnation awards, insurance proceeds, or damages under this Agreement operate to cure or waive any Credit Party’s default in payment of sums secured by any of the Financing Documents.

(d)                 Without limiting the generality of anything contained in this Agreement or the other Financing Documents, each Borrower agrees that if an Event of Default is continuing (i) Agent and the Lenders shall not be subject to any “one action” or “election of remedies” law or rule, and (ii) all Liens and other rights, remedies or privileges provided to Agent or the Lenders shall remain in full force and effect until Agent or the Lenders have exhausted all remedies against the Collateral and any other properties owned by Borrower and the Financing Documents and other security instruments or agreements securing the Obligations have been foreclosed, sold and/or otherwise realized upon in satisfaction of Borrower’s obligations under the Financing Documents.

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(e)                 Neither Agent nor any Lender shall be under any obligation to marshal any assets in payment of any or all of the Obligations. Nothing contained herein or in any other Financing Document shall be construed as requiring Agent or any Lender to resort to any part of the Collateral for the satisfaction of any of Borrower’s obligations under the Financing Documents in preference or priority to any other Collateral, and Agent may seek satisfaction out of all of the Collateral or any part thereof, in its absolute discretion in respect of Borrower’s obligations under the Financing Documents. To the fullest extent permitted by law, each Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Collateral any equitable right otherwise available to any Credit Party which would require the separate sale of any of the Collateral or require Agent or the Lenders to exhaust their remedies against any part of the Collateral before proceeding against any other part of the Collateral; and further in the event of such foreclosure each Borrower does hereby expressly consent to and authorize, at the option of Agent, the foreclosure and sale either separately or together of each part of the Collateral.

10.8            Injunctive Relief. The parties acknowledge and agree that, in the event of a breach or threatened breach of any Credit Party’s obligations under any Financing Documents, Agent and the Lenders may have no adequate remedy in money damages and, accordingly, shall be entitled to an injunction (including, without limitation, a temporary restraining order, preliminary injunction, writ of attachment, or order compelling an audit) against such breach or threatened breach, including, without limitation, maintaining any cash management and collection procedure described herein. However, no specification in this Agreement of a specific legal or equitable remedy shall be construed as a waiver or prohibition against any other legal or equitable remedies in the event of a breach or threatened breach of any provision of this Agreement. Each Credit Party waives, to the fullest extent permitted by law, the requirement of the posting of any bond in connection with such injunctive relief. By joining in the Financing Documents as a Credit Party, each Credit Party specifically joins in this Section 10.8 as if this Section 10.8 were a part of each Financing Document executed by such Credit Party.

11.	NOTICES

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Financing Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and five (5) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail (if an email address is specified herein) or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Any of Agent, a Lender or Borrower may change its mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Article 11.

If to Borrower:

BioCryst Pharmaceuticals, Inc.

4505 Emperor Blvd, Suite 200

Durham, NC 27703

Attention: Thomas R. Staab, II; Alane Barnes

Fax: 919-859-1314

Email: tstaab@biocryst.com; abarnes@biocryst.com

If to Agent or to MidCap (or any of its Affiliates or Approved Funds) as a Lender:

MidCap Financial Trust

c/o MidCap Financial Services, LLC, as servicer

7255 Woodmont Ave, Suite 200

Bethesda, MD 20814

Attn: Account Manager for BioCryst transaction

Fax: 301-941-1450

Email: notices@midcapfinancial.com

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With a copy to:

MidCap Financial Trust

c/o MidCap Financial Services, LLC, as servicer

7255 Woodmont Ave, Suite 200

Bethesda, MD 20814

Attn: Legal

Fax: 301-941-1450

Email: legalnotices@midcapfinancial.com

If to any Lender other than MidCap: at the address set forth on the signature pages to this Agreement or provided as a notice address for such in connection with any assignment hereunder.

12.	CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

12.1            THIS AGREEMENT, EACH SECURED PROMISSORY NOTE AND EACH OTHER FINANCING DOCUMENT (EXCLUDING THOSE FINANCING DOCUMENTS THAT BY THEIR OWN TERMS ARE EXPRESSLY GOVERNED BY THE LAWS OF ANOTHER JURISDICTION), AND THE RIGHTS, REMEDIES AND OBLIGATIONS OF THE PARTIES HERETO AND THERETO, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT OR SUCH FINANCING DOCUMENT (EXCLUDING THOSE FINANCING DOCUMENTS THAT BY THEIR OWN TERMS ARE EXPRESSLY GOVERNED BY THE LAWS OF ANOTHER JURISDICTION), THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES AND ALL OTHER MATTERS RELATING HERETO, THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS. NOTWITHSTANDING THE FOREGOING, AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH AGENT AND THE LENDERS (IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12.1) DEEM NECESSARY OR APPROPRIATE TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE AGENT’S AND THE LENDERS’ RIGHTS AGAINST BORROWER OR ITS PROPERTY. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE STATE OF MARYLAND AND ANY SUCH OTHER JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in ARTICLE 11 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mail, proper postage prepaid.

12.2            TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, AGENT AND THE LENDERS EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE FINANCING DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

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12.3            Borrower, Agent and each Lender agree that each Credit Extension (including those made on the Original Closing Date and the Closing Date) shall be deemed to be made in, and the transactions contemplated hereunder and in any other Financing Document shall be deemed to have been performed in, the State of Maryland.

13.	GENERAL PROVISIONS

13.1            Successors and Assigns.

(a)                 This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Agent’s prior written consent (which may be granted or withheld in Agent’s discretion). Any Lender may at any time assign to one (1) or more Eligible Assignees all or any portion of such Lender’s Applicable Commitment and/or Credit Extensions, together with all related obligations of such Lender hereunder. Borrower and Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned until Agent shall have received and accepted an effective assignment agreement in form and substance acceptable to Agent, executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such Eligible Assignee as Agent reasonably shall require. Notwithstanding anything set forth in this Agreement to the contrary, any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided, however, that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. If requested by Agent, Borrower agrees to (i) execute any documents reasonably required to effectuate and acknowledge each assignment of an Applicable Commitment or Credit Extension to an assignee hereunder, (ii) make Borrower’s management available to meet with Agent and prospective participants and assignees of Applicable Commitments or Credit Extensions and (iii) assist Agent or the Lenders in the preparation of information relating to the financial affairs of Borrower as any prospective participant or assignee of an Applicable Commitment or Credit Extension reasonably may request.

(b)                 From and after the date on which the conditions described above have been met, (i) such Eligible Assignee shall be deemed automatically to have become a party hereto and, to the extent of the interests assigned to such Eligible Assignee pursuant to such assignment agreement, shall have the rights and obligations of a Lender hereunder, and (ii) the assigning Lender, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment agreement, shall be released from its rights and obligations hereunder (other than those that survive termination). Upon the request of the Eligible Assignee (and, as applicable, the assigning Lender) pursuant to an effective assignment agreement, each Borrower shall execute and deliver to Agent for delivery to the Eligible Assignee (and, as applicable, the assigning Lender) secured notes in the aggregate principal amount of the Eligible Assignee’s Credit Extensions or Applicable Commitments (and, as applicable, secured promissory notes in the principal amount of that portion of the principal amount of the Credit Extensions or Applicable Commitments retained by the assigning Lender).

(c)                 Agent, acting solely for this purpose as an agent of Borrower, shall maintain at its offices located in Bethesda, Maryland a copy of each assignment agreement delivered to it and a Register for the recordation of the names and addresses of each Lender, and the commitments of, and principal amount (and stated interest) of the Credit Extensions owing to, such Lender pursuant to the terms hereof (the “Register”). The entries in such Register shall be conclusive, absent manifest error, and Borrower, Agent and the Lenders may treat each Person whose name is recorded therein pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. Such Register shall be available for inspection by Borrower and any Lender, at any reasonable time upon reasonable prior notice to Agent. Each Lender that sells a participation shall, acting solely for this purpose as an agent of Borrower maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Obligations (each, a “Participant Register”). The entries in the Participant Registers shall be conclusive, absent manifest error. Each Participant Register shall be available for inspection by Borrower and Agent at any reasonable time upon reasonable prior notice to the applicable Lender; provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, letters of credit or its other obligations under any Financing Document) to any Person (including Borrower) except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. For the avoidance of doubt, Agent (in its capacity as Agent) shall have no responsibility for maintaining a participant register.

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(d)                 Notwithstanding anything to the contrary contained in this Agreement, the Credit Extensions (including any Secured Promissory Notes evidencing such Credit Extensions) are registered obligations, the right, title and interest of the Lenders and their assignees in and to such Credit Extensions shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein. This Agreement shall be construed so that the Credit Extensions are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the IRC and Section 5f.103-1(c) of the United States Treasury Regulations.

13.2            Indemnification.

(a)                 Borrower hereby agrees to promptly pay (i) (A) all costs and expenses of Agent (including, without limitation, the costs, expenses and reasonable fees of counsel to, and independent appraisers and consultants retained by, Agent) in connection with the examination, review, due diligence investigation, documentation, negotiation, closing and syndication of the transactions contemplated by the Financing Documents, and in connection with the continued administration of the Financing Documents including (1) any amendments, modifications, consents and waivers to and/or under any and all Financing Documents, and (2) any periodic public record searches conducted by or at the request of Agent (including, without limitation, title investigations, UCC searches, fixture filing searches, judgment, pending litigation and tax lien searches and searches of applicable corporate, limited liability, partnership and related records concerning the continued existence, organization and good standing of certain Persons), and (B) costs and expenses of Agent in connection with the performance by Agent of its rights and remedies under the Financing Documents; (ii) without limitation of the preceding clause (i), all costs and expenses of Agent in connection with the creation, perfection and maintenance of Liens pursuant to the Financing Documents; (iii) without limitation of the preceding clause (i), all costs and expenses of Agent in connection with (A) protecting, storing, insuring, handling, maintaining or selling any Collateral, (B) any litigation, dispute, suit or proceeding relating to any Financing Document, and (C) any workout, collection, bankruptcy, insolvency and other enforcement proceedings under any and all of the Financing Documents; (iv) without limitation of the preceding clause (i), all costs and expenses of Agent in connection with Agent’s reservation of funds in anticipation of the funding of the Credit Extensions to be made hereunder; and (v) all costs and expenses incurred by Agent or the Lenders in connection with any litigation, dispute, suit or proceeding relating to any Financing Document and in connection with any workout, collection, bankruptcy, insolvency and other enforcement proceedings under any and all Financing Documents, whether or not Agent or the Lenders are a party thereto. If Agent or any Lender uses in-house counsel for any of these purposes, Borrower further agrees that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent or such Lender for the work performed.

(b)                 Borrower hereby agrees to indemnify, pay and hold harmless Agent and the Lenders and the officers, directors, employees, trustees, agents, investment advisors, collateral managers, servicers, and counsel of Agent and the Lenders (collectively called the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the disbursements and reasonable fees of counsel for such Indemnitee) in connection with any investigative, response, remedial, administrative or judicial matter or proceeding, whether or not such Indemnitee shall be designated a party thereto and including any such proceeding initiated by or on behalf of a Credit Party, and the reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by Agent or the Lenders) asserting any right to payment for the transactions contemplated hereby, which may be imposed on, incurred by or asserted against such Indemnitee as a result of or in connection with the transactions contemplated hereby and the use or intended use of the proceeds of the Credit Facilities, except that Borrower shall have no obligation hereunder to an Indemnitee with respect to any liability resulting from the gross negligence or willful misconduct of such Indemnitee, as determined by a final non-appealable judgment of a court of competent jurisdiction. To the extent that the undertaking set forth in the immediately preceding sentence may be unenforceable, Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable Law to the payment and satisfaction of all such Indemnified Liabilities incurred by the Indemnitees or any of them. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Financing Documents or the transactions contemplated hereby or thereby.

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(c)                 Notwithstanding any contrary provision in this Agreement, the obligations of Borrower under this Section 13.2 shall survive the payment in full of the Obligations and the termination of this Agreement. NO INDEMNITEE SHALL BE RESPONSIBLE OR LIABLE TO ANY CREDIT PARTY OR TO ANY OTHER PARTY TO ANY FINANCING DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

13.3            Time of Essence. Time is of the essence for the payment and performance of the Obligations in this Agreement.

13.4            Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

13.5            Correction of Financing Documents. Agent and the Lenders may correct patent errors and fill in any blanks in this Agreement and the other Financing Documents consistent with the agreement of the parties.

13.6            Integration. This Agreement and the other Financing Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Financing Documents merge into this Agreement and the Financing Documents.

13.7            Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

13.8            Survival. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations for which no claim has yet been made and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied. The obligation of Borrower in Section 13.2 to indemnify each Lender and Agent shall survive until the statute of limitations with respect to such claim or cause of action shall have run. All powers of attorney and appointments of Agent or any Lender as Borrower’s attorney in fact hereunder, and all of Agent’s and Lenders’ rights and powers in respect thereof, are coupled with an interest, are irrevocable until all Obligations (other than inchoate indemnity obligations for which no claim has yet been made and any other obligations which, by their terms, are to survive the termination of this Agreement) have been fully repaid and performed and Agent’s and the Lenders’ obligation to provide Credit Extensions terminates.

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13.9            Confidentiality. In handling any confidential information of Borrower, each of the Lenders and Agent shall use all reasonable efforts to maintain, in accordance with its customary practices, the confidentiality of information obtained by it pursuant to any Financing Document and designated in writing by any Credit Party as confidential, but disclosure of information may be made: (a) to the Lenders’ and Agent’s Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Credit Extensions; (c) as required by Law, regulation, subpoena, order or other legal, administrative, governmental or regulatory request; (d) to regulators or as otherwise required in connection with an examination or audit, or to any nationally recognized rating agency; (e) as Agent or any Lender considers appropriate in exercising remedies under the Financing Documents; (f) to financing sources that are advised of the confidential nature of such information and are instructed to keep such information confidential; (g) to third party service providers of the Lenders and/or Agent so long as such service providers are bound to such Lender or Agent by obligations of confidentiality; (h) to the extent necessary or customary for inclusion in league table measurements; and (i) in connection with any litigation or other proceeding to which such Lender or Agent or any of their Affiliates is a party or bound, or to the extent necessary to respond to public statements or disclosures by Credit Parties or their Affiliates referring to a Lender or Agent or any of their Affiliates. Confidential information does not include information that either: (x) is in the public domain or in the Lenders’ and/or Agent’s possession when disclosed to the Lenders and/or Agent, or becomes part of the public domain after disclosure to the Lenders and/or Agent; or (y) is disclosed to the Lenders and/or Agent by a third party, if the Lenders and/or Agent does not know that the third party is prohibited from disclosing the information. Agent and/or the Lenders may use confidential information for the development of client databases, reporting purposes, and market analysis, so long as Agent and/or the Lenders, as applicable, do not disclose Borrower’s identity or the identity of any Person associated with Borrower unless otherwise permitted by this Agreement. The provisions of the immediately preceding sentence shall survive the termination of this Agreement. The agreements provided under this Section 13.9 supersede all prior agreements, understanding, representations, warranties, and negotiations between the parties about the subject matter of this Section 13.9.

13.10         Right of Set-off. Borrower hereby grants to Agent and to each Lender, a lien, security interest and right of set-off as security for all Obligations to Agent and each Lender hereunder, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Agent or the Lenders or any entity under the control of Agent or the Lenders (including an Agent or Lender Affiliate) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Agent or the Lenders may set-off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE AGENT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SET-OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.11         Publicity. Borrower will not directly or indirectly publish, disclose or otherwise use in any public disclosure, advertising material, promotional material, press release or interview, any reference to the name, logo or any trademark of Agent or any Lender or any of their Affiliates or any reference to this Agreement or the financing evidenced hereby, in any case except as required by applicable Law, subpoena or judicial or similar order, in which case Borrower shall endeavor to give Agent prior written notice of such publication or other disclosure. Each Lender and Borrower hereby authorize each Lender to publish the name of such Lender and Borrower, the existence of the financing arrangements referenced under this Agreement, the primary purpose and/or structure of those arrangements, the amount of credit extended under each facility, the title and role of each party to this Agreement, and the total amount of the financing evidenced hereby in any “tombstone”, comparable advertisement or press release which such Lender elects to submit for publication. In addition, each Lender and Borrower agree that each Lender may provide lending industry trade organizations with information necessary and customary for inclusion in league table measurements after the Original Closing Date. With respect to any of the foregoing, such authorization shall be subject to such Lender providing Borrower and the other Lenders with an opportunity to review and confer with such Lender regarding, and approve, the contents of any such tombstone, advertisement or information, as applicable, prior to its initial submission for publication, but subsequent publications of the same tombstone, advertisement or information shall not require Borrower’s approval.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

13.12         No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

13.13         Approvals. Unless expressly provided herein to the contrary, any approval, consent, waiver or satisfaction of Agent or the Lenders with respect to any matter that is the subject of this Agreement or the other Financing Documents may be granted or withheld by Agent and the Lenders in their sole and absolute discretion and credit judgment.

13.14         Amendments; Required Lenders; Inter-Lender Matters.

(a)                 No amendment, modification, termination or waiver of any provision of this Agreement or any other Financing Document, no approval or consent thereunder, or any consent to any departure by Borrower therefrom (in each case, other than amendments, waivers, approvals or consents deemed ministerial by Agent), shall in any event be effective unless the same shall be in writing and signed by Borrower, Agent and the Required Lenders. Except as set forth in paragraph (b) below, all such amendments, modifications, terminations or waivers requiring the consent of the “Lenders” shall require the written consent of Required Lenders.

(b)                 No amendment, modification, termination or waiver of any provision of this Agreement or any other Financing Document shall, unless in writing and signed by Agent and by each Lender directly affected thereby: (i) increase or decrease the Applicable Commitment of any Lender (which shall be deemed to affect all Lenders), (ii) reduce the principal of or rate of interest on any Obligation or the amount of any fees payable hereunder, (iii) postpone the date fixed for or waive any payment of principal of or interest on any Credit Extension, or any fees or reimbursement obligation hereunder, (iv) release all or substantially all of the Collateral, or consent to a transfer of any of the Intellectual Property, in each case, except as otherwise expressly permitted in the Financing Documents (which shall be deemed to affect all Lenders), (v) subordinate the lien granted in favor of Agent securing the Obligations (which shall be deemed to affect all Lenders, except as otherwise provided below), (vi) release a Credit Party from, or consent to a Credit Party’s assignment or delegation of, such Credit Party’s obligations hereunder and under the other Financing Documents or any Guarantor from its guaranty of the Obligations (which shall be deemed to affect all Lenders) or (vii) amend, modify, terminate or waive this Section 13.14(b) or the definition of “Required Lenders” or “Pro Rata Share” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the consent of each Lender. For purposes of the foregoing, no Lender shall be deemed affected by (i) waiver of the imposition of the Default Rate or imposition of the Default Rate to only a portion of the Obligations, (ii) waiver of the accrual of late charges, (iii) waiver of any fee solely payable to Agent under the Financing Documents, (iv) subordination of a lien granted in favor of Agent, provided that such subordination is limited to equipment being financed by a third party providing Permitted Indebtedness. Notwithstanding any provision in this Section 13.14 to the contrary, no amendment, modification, termination or waiver affecting or modifying the rights or obligations of Agent hereunder shall be effective unless signed by Agent and Required Lenders.

(c)                 Agent shall not grant its written consent to any deviation or departure by Borrower or any Credit Party from the provisions of Article 7 without the prior written consent of the Required Lenders. The Required Lenders shall have the right to direct Agent to take any action described in Section 10.2(b). Upon the occurrence of any Event of Default, Agent shall have the right to exercise any and all remedies referenced in Section 10.2 without the written consent of Required Lenders following the occurrence of an “Exigent Circumstance” (as defined below). All matters requiring the satisfaction or acceptance of Agent in the definition of Subordinated Debt shall further require the satisfaction and acceptance of each Required Lender. Any reference in this Agreement to an allocation between or sharing by the Lenders of any right, interest or obligation “ratably,” “proportionally” or in similar terms shall refer to Pro Rata Share unless expressly provided otherwise. As used in this Section, “Exigent Circumstance” means any event or circumstance that, in the reasonable judgment of Agent, imminently threatens the ability of Agent to realize upon all or any material portion of the Collateral, such as, without limitation, fraudulent removal, concealment, or abscondment thereof, destruction or material waste thereof, or failure of Borrower after reasonable demand to maintain or reinstate adequate casualty insurance coverage, or which, in the judgment of Agent, could reasonably be expected to result in a material diminution in value of the Collateral.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

(d)                 In the event that (i) Borrower or Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Financing Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of each affected Lender or all the Lenders and (iii) the Required Lenders have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender,” then the Borrower may, at its sole expense and effort, upon notice to such Non-Consenting Lender and Agent, require such Non-Consenting Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 13.1), all of its interests, rights (other than its existing rights to payments pursuant to this subsection (h)) and obligations under this Agreement and the related Financing Documents to an Eligible Assignee that shall assume such obligations; provided that: (x) such Non-Consenting Lender shall have received payment of an amount equal to the outstanding principal of its Credit Extensions, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Financing Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (y) such assignment does not conflict with applicable law; and (z) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

13.15         Borrower Liability. If there is more than one (1) entity comprising Borrower, then (a) Borrower may request Credit Extensions hereunder, ((b) Borrower hereby appoints the other as agent for the other for all purposes hereunder, including with respect to requesting Credit Extensions hereunder, (c) each Borrower shall be jointly and severally obligated to pay and perform all obligations under the Financing Documents, including, but not limited to, the obligation to repay all Credit Extensions made hereunder and all other Obligations, regardless of which Borrower actually receives said Credit Extensions, as if each Borrower directly received all Credit Extensions, and (d) each Borrower waives (1) any suretyship defenses available to it under the Code or any other applicable law, and (2) any right to require the Lenders or Agent to: (A) proceed against Borrower or any other person; (B) proceed against or exhaust any security; or (C) pursue any other remedy.)  The Lenders or Agent may exercise or not exercise any right or remedy they have against any Credit Party or any security (including the right to foreclose by judicial or non-judicial sale) without affecting any other Credit Party’s liability or any Lien against any other Credit Party’s assets.  Notwithstanding any other provision of this Agreement or other related document, until the indefeasible payment in cash in full of the Obligations (other than inchoate indemnity obligations for which no claim has yet been made) and termination of the Applicable Commitments, Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of the Lenders and Agent under this Agreement) to seek contribution, indemnification or any other form of reimbursement from any other Credit Party, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by any Credit Party with respect to the Obligations in connection with this Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by a Credit Party with respect to the Obligations in connection with this Agreement or otherwise.  Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void.  If any payment is made to a Credit Party in contravention of this Section, such Credit Party shall hold such payment in trust for the Lenders and Agent and such payment shall be promptly delivered to Agent for application to the Obligations, whether matured or unmatured.

13.16         Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition or other proceeding be filed by or against any Credit Party for liquidation or reorganization, should any Credit Party become insolvent or make an assignment for the benefit of any creditor or creditors or should an interim receiver, receiver, receiver and manager or trustee be appointed for all or any significant part of any Credit Party’s assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a fraudulent preference reviewable transaction or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

13.17         USA PATRIOT Act Notification. Agent (for itself and not on behalf of any Lender) and each Lender hereby notifies each Borrower that, pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record certain information and documentation that identifies Borrower, which information includes the name and address of Borrower and such other information that will allow Agent or such Lender, as applicable, to identify Borrower in accordance with the USA PATRIOT Act.

13.18         Effect on the Original Credit Agreement; Exhibits and Schedules.

(a)                 The Original Credit Agreement, including the schedules thereto, is superseded by this Agreement, including the schedules hereto, which has been executed in amendment, restatement and modification of, but not in novation or extinguishment of, the obligations under the Original Credit Agreement. It is the express intention of the parties hereto to reaffirm the indebtedness created under the Original Credit Agreement, which is evidenced by the notes provided for therein and secured by the Collateral. Any and all outstanding amounts under the Original Credit Agreement, including, but not limited to principal, accrued interest, fees and other charges, not otherwise repaid with the proceeds of Credit Facility #2 as of the Closing Date shall be carried over and deemed outstanding under this Agreement.

(b)                 Each Credit Party reaffirms its obligations under each Financing Document to which it is a party, including but not limited to the Security Documents and the schedules thereto.

(c)                 Each Credit Party acknowledges and confirms that (i) the Liens and security interests granted pursuant to the Financing Documents secure the indebtedness, liabilities and obligations of the Credit Parties to Agent and the Lenders under the Original Credit Agreement, as amended and restated hereby, and that the term “Obligations” as used in the Financing Documents (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrowers and the other Credit Parties to Agent and the Lenders) includes, without limitation, the indebtedness, liabilities and obligations of the Borrower under this Agreement and the Secured Promissory Notes to be delivered hereunder, if any, and under the Original Credit Agreement, as amended and restated hereby, as the same further may be amended, restated, supplemented and/or modified from time to time, and (ii) the grants of Liens under and pursuant to the Financing Documents shall continue unaltered, and each other Financing Document shall continue in full force and effect in accordance with its terms unless otherwise amended by the parties thereto, and the parties hereto hereby ratify and confirm the terms thereof as being in full force and effect and unaltered by this Agreement and all references in the any of the Financing Documents to the “Credit Agreement” shall be deemed to refer to this Agreement.

14.	AGENT

14.1            Appointment and Authorization of Agent. Each Lender hereby irrevocably appoints, designates and authorizes Agent to take such action on its behalf under the provisions of this Agreement and each other Financing Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Financing Document, together with such powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of Agent and the Lenders and none of Credit Parties nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. The duties of Agent shall be mechanical and administrative in nature. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Financing Document, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Financing Document or otherwise exist against Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Financing Documents with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Without limiting the generality of the foregoing, Agent shall have the sole and exclusive right and authority (to the exclusion of the Lenders), and is hereby authorized, to (a) act as collateral agent for Agent and each Lender for purposes of the perfection of all liens created by the Financing Documents and all other purposes stated therein, (b) manage, supervise and otherwise deal with the Collateral, (c) take such other action as is necessary or desirable to maintain the perfection and priority of the liens created or purported to be created by the Financing Documents, (d) except as may be otherwise specified in any Financing Document, exercise all remedies given to Agent and the other Lenders with respect to the Collateral, whether under the Financing Documents, applicable law or otherwise and (e) execute any amendment, consent or waiver under the Financing Documents on behalf of any Lender that has consented in writing to such amendment, consent or waiver; provided, however, that Agent hereby appoints, authorizes and directs each Lender to act as collateral sub-agent for Agent and the Lenders for purposes of the perfection of all liens with respect to the Collateral, including any deposit account maintained by a Credit Party with, and cash and cash equivalents held by, such Lender, and may further authorize and direct the Lenders to take further actions as collateral sub-agents for purposes of enforcing such liens or otherwise to transfer the Collateral subject thereto to Agent, and each Lender hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

14.2            Successor Agent.

(a)                 Agent may at any time assign its rights, powers, privileges and duties hereunder to (i) another Lender or an Affiliate of Agent or any Lender or any Approved Fund, or (ii) any Person to whom Agent, in its capacity as a Lender, has assigned (or will assign, in conjunction with such assignment of agency rights hereunder) fifty percent (50%) or more of the Credit Extensions or Applicable Commitments then held by Agent (in its capacity as a Lender), in each case without the consent of the Lenders or Borrower. Following any such assignment, Agent shall give notice to the Lenders and Borrower. An assignment by Agent pursuant to this paragraph (a) shall not be deemed a resignation by Agent for purposes of paragraph (b) below.

(b)                 Without limiting the rights of Agent to designate an assignee pursuant to subsection (a) above, Agent may at any time give notice of its resignation to the Lenders and Borrower. Upon receipt of any such notice of resignation, Required Lenders shall have the right to appoint a successor Agent. If no such successor shall have been so appointed by Required Lenders and shall have accepted such appointment within ten (10) Business Days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent; provided, however, that, if Agent shall notify Borrower and the Lenders that no Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice from Agent that no Person has accepted such appointment and, from and following delivery of such notice, (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Financing Documents, and (ii) all payments, communications and determinations provided to be made by, to or through Agent shall instead be made by or to each Lender directly, until such time as Required Lenders appoint a successor Agent as provided for above in this paragraph (b).

(c)                 Upon (i) an assignment permitted by paragraph (a) above, or (ii) the acceptance of a successor’s appointment as Agent pursuant to paragraph (b) above, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder and under the other Financing Documents (if not already discharged therefrom as provided above in this paragraph (c)). The fees payable by Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring Agent’s resignation hereunder and under the other Financing Documents, the provisions of this Article shall continue in effect for the benefit of such retiring Agent and its sub-agents in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting or was continuing to act as Agent.

14.3            Delegation of Duties. Agent may execute any of its duties under this Agreement or any other Financing Document by or through its, or its Affiliates’, agents, employees or attorneys-in-fact and shall be entitled to obtain and rely upon the advice of counsel and other consultants or experts concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct. Any such Person to whom Agent delegates a duty shall benefit from this Article 14 to the extent provided by Agent.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

14.4            Liability of Agent. Except as otherwise provided herein, no “Agent-Related Person” (as defined below) shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Financing Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Credit Party or any officer thereof, contained herein or in any other Financing Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Financing Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Financing Document, or for any failure of any Credit Party or any other party to any Financing Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Financing Document, or to inspect the Collateral, other properties or books or records of any Credit Party or any Affiliate thereof. The term “Agent-Related Person” means Agent, together with its Affiliates, and the officers, directors, employees, agents, advisors, auditors and attorneys-in-fact of such Persons; provided, however, that no Agent-Related Person shall be an Affiliate of Borrower.

14.5            Reliance by Agent. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under any Financing Document (a) if such action would, in the opinion of Agent, be contrary to law or any Financing Document, (b) if such action would, in the opinion of Agent, expose Agent to any potential liability under any law, statute or regulation or (c) if Agent shall not first have received such advice or concurrence of all Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Financing Document in accordance with a request or consent of all Lenders (or Required Lenders where authorized herein) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

14.6            Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default and/or Event of Default, unless Agent shall have received written notice from a Lender or Borrower, describing such default or Event of Default. Agent will notify the Lenders of its receipt of any such notice. While an Event of Default has occurred and is continuing, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as Agent shall deem advisable or in the best interests of the Lenders, including without limitation, satisfaction of other security interests, liens or encumbrances on the Collateral not permitted under the Financing Documents, payment of taxes on behalf of Borrower or any other Credit Party, payments to landlords, warehouseman, bailees and other Persons in possession of the Collateral and other actions to protect and safeguard the Collateral, and actions with respect to insurance claims for casualty events affecting a Credit Party and/or the Collateral.

14.7            Credit Decision; Disclosure of Information by Agent. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of Borrower or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Credit Parties, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Financing Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by Agent herein, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Credit Party which may come into the possession of any Agent-Related Person.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

14.8            Indemnification of Agent. Whether or not the transactions contemplated hereby are consummated, each Lender shall, severally and pro rata based on its respective Pro Rata Share, indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so), and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities (which shall not include legal expenses of Agent incurred in connection with the closing of the transactions contemplated by this Agreement) incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person’s own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall, severally and pro rata based on its respective Pro Rata Share, reimburse Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Protective Advances incurred after the closing of the transactions contemplated by this Agreement) incurred by Agent (in its capacity as Agent, and not as a Lender) in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Financing Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrower. The undertaking in this Section shall survive the payment in full of the Obligations, the termination of this Agreement and the resignation of Agent. The term “Indemnified Liabilities” means those liabilities described in Section 13.2(a) and Section 13.2(b).

14.9            Agent in its Individual Capacity. With respect to its Credit Extensions, MidCap shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not Agent, and the terms “Lender” and “Lenders” include MidCap in its individual capacity. MidCap and its Affiliates may lend money to, invest in, and generally engage in any kind of business with, any Credit Party and any of their Affiliates and any person who may do business with or own securities of any Credit Party or any of their Affiliates, all as if MidCap were not Agent and without any duty to account therefor to Lenders. MidCap and its Affiliates may accept fees and other consideration from a Credit Party for services in connection with this Agreement or otherwise without having to account for the same to the Lenders. Each Lender acknowledges the potential conflict of interest between MidCap as a Lender holding disproportionate interests in the Credit Extensions and MidCap as Agent, and expressly consents to, and waives, any claim based upon, such conflict of interest.

14.10         Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Credit Party, Agent (irrespective of whether the principal of any Credit Extension, shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Agent shall have made any demand on such Credit Party) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)                 to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Credit Extensions and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and Agent and their respective agents and counsel and all other amounts due the Lenders and Agent allowed in such judicial proceeding); and

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

(b)                 to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Agent and, in the event that Agent shall consent to the making of such payments directly to the Lenders, to pay to Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Agent and its agents and counsel, including Protective Advances. To the extent that Agent fails timely to do so, each Lender may file a claim relating to such Lender’s claim.

14.11         Collateral and Guaranty Matters. The Lenders irrevocably authorize Agent, at its option and in its discretion, to release (a) any Credit Party and any Lien on any Collateral granted to or held by Agent under any Financing Document upon the date that all Obligations (other than inchoate indemnity obligations for which no claim has yet been made and any other obligations which, by their terms, are to survive the termination of this Agreement) due hereunder have been fully and indefeasibly paid in full and no Applicable Commitments or other obligations of any Lender to provide funds to Borrower under this Agreement remain outstanding, and (b) any Lien on any Collateral that is transferred or to be transferred as part of or in connection with any transfer permitted hereunder or under any other Financing Document. Upon request by Agent at any time, all Lenders will confirm in writing Agent’s authority to release its interest in particular types or items of Collateral pursuant to this Section 14.11.

14.12         Advances; Payments; Non-Funding Lenders.

(a)                 Advances; Payments. If Agent receives any payment for the account of the Lenders on or prior to 11:00 a.m. (New York time) on any Business Day, Agent shall pay to each applicable Lender such Lender’s Pro Rata Share of such payment on such Business Day. If Agent receives any payment for the account of the Lenders after 11:00 a.m. (New York time) on any Business Day, Agent shall pay to each applicable Lender such Lender’s Pro Rata Share of such payment on the next Business Day. To the extent that any Lender has failed to fund any Credit Extension (a “Non-Funding Lender”), Agent shall be entitled to set-off the funding short-fall against that Non-Funding Lender’s Pro Rata Share of all payments received from Borrower.

(b)                 Return of Payments.

(i)                   If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from a Credit Party and such related payment is not received by Agent, then Agent will be entitled to recover such amount (including interest accruing on such amount at the Federal Funds Rate for the first Business Day and thereafter, at the rate otherwise applicable to such Obligation) from such Lender on demand without set-off, counterclaim or deduction of any kind.

(ii)                 If Agent determines at any time that any amount received by Agent under this Agreement must be returned to a Credit Party or paid to any other person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Financing Document, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to a Credit Party or such other person, without set-off, counterclaim or deduction of any kind.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

14.13         Miscellaneous.

(a)                 Neither Agent nor any Lender shall be responsible for the failure of any Non-Funding Lender to make a Credit Extension or make any other advance required hereunder. The failure of any Non-Funding Lender to make any Credit Extension or any payment required by it hereunder shall not relieve any other Lender (each such other Lender, an “Other Lender”) of its obligations to make the Credit Extension or payment required by it, but neither any Other Lender nor Agent shall be responsible for the failure of any Non-Funding Lender to make a Credit Extension or make any other payment required hereunder. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Financing Document or constitute a “Lender” (or be included in the calculation of “Required Lender” hereunder) for any voting or consent rights under or with respect to any Financing Document. At Borrower’s request, Agent or a person reasonably acceptable to Agent shall have the right with Agent’s consent and in Agent’s sole discretion (but shall have no obligation) to purchase from any Non-Funding Lender, and each Non-Funding Lender agrees that it shall, at Agent’s request, sell and assign to Agent or such person, all of the Applicable Commitments and all of the outstanding Credit Extensions of that Non-Funding Lender for an amount equal to the principal balance of the Credit Extensions held by such Non-Funding Lender and all accrued interest and fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed assignment agreement reasonably acceptable to Agent.

(b)                 Each Lender shall promptly remit to the other Lenders such sums as may be necessary to ensure the ratable repayment of each Lender’s portion of any Credit Extension and the ratable distribution of interest, fees and reimbursements paid or made by any Credit Party. Notwithstanding the foregoing, if this Agreement requires payments of principal and interest to be made directly to the Lenders, a Lender receiving a scheduled payment shall not be responsible for determining whether the other Lenders also received their scheduled payment on such date; provided, however, if it is determined that a Lender received more than its ratable share of scheduled payments made on any date or dates, then such Lender shall remit to Agent (for Agent to redistribute to itself and the Lenders in a manner to ensure the payment to Agent of any sums due Agent hereunder and the ratable repayment of each Lender’s portion of any Credit Extension and the ratable distribution of interest, fees and reimbursements) such sums as may be necessary to ensure the ratable payment of such scheduled payments, as instructed by Agent. If any payment or distribution of any kind or character, whether in cash, properties or securities and whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise, shall be received by a Lender in excess of its ratable share, then (i) the portion of such payment or distribution in excess of such Lender’s ratable share shall be received by such Lender in trust for application to the payments of amounts due on the other Lender’s claims, or, in the case of Collateral, shall hold such Collateral for itself and as agent and bailee for Agent and other Lenders and (ii) such Lender shall promptly advise Agent of the receipt of such payment, and, within five (5) Business Days of such receipt and, in the case of payments and distributions, such Lender shall purchase (for cash at face value) from the other Lenders (through Agent), without recourse, such participations in the Credit Extension made by the other Lenders as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them in accordance with the respective Pro Rata Shares of the Lenders; provided, however, that, if all or any portion of such excess payment is thereafter recovered by or on behalf of a Credit Party from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest; provided, further, that the provisions of this Section shall not be construed to apply to (x) any payment made by a Credit Party pursuant to and in accordance with the express terms of this Agreement or the other Financing Documents, or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Applicable Commitment pursuant to Section 13.1. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation. No documentation other than notices and the like shall be required to implement the terms of this Section. Agent shall keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant to this Section and shall in each case notify the Lenders following any such purchases.

15.	DEFINITIONS

In addition to any terms defined elsewhere in this Agreement, or in any schedule or exhibit attached hereto, as used in this Agreement, the following terms have the following meanings:

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

“Access Agreement” means a landlord consent, bailee letter or warehouseman’s letter, in form and substance reasonably satisfactory to Agent, in favor of Agent executed by such landlord, bailee or warehouseman, as applicable, for any third party location.

“Account” means any “account”, as defined in the Code, with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Borrower.

“Account Debtor” means any “account debtor”, as defined in the Code, with such additions to such term as may hereafter be made.

“Affiliate” means, with respect to any Person, a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agent” means, MidCap, not in its individual capacity, but solely in its capacity as agent on behalf of and for the benefit of the Lenders, together with its successors and assigns.

“Agreement” has the meaning given it in the preamble of this Agreement.

“Anti-Terrorism Laws” means any Laws relating to terrorism or money laundering, including Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by OFAC.

“Applicable Commitment” has the meaning given it in Section 2.2

“Applicable Floor” means for each Credit Facility the per annum rate of interest specified on the Credit Facility Schedule; provided, however, that, for the Applicable Prime Rate, the Applicable Floor is a per annum rate that is three hundred (300) basis points above the Applicable Floor for the Applicable Libor Rate.

“Applicable Index Rate” means, for any Applicable Interest Period, the rate per annum determined by Agent equal to the Applicable Libor Rate; provided, however, that, in the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of Agent or any Lender, make it unlawful or impractical for Agent or such Lender to fund or maintain Obligations bearing interest based upon the Applicable Libor Rate, Agent or such Lender shall give notice of such changed circumstances to Agent and Borrower and the Applicable Index Rate for Obligations outstanding or thereafter extended or made by Agent or such Lender shall thereafter be the Applicable Prime Rate until Agent or such Lender determines (as to the portion of the Credit Extensions or Obligations owed to it) that it would no longer be unlawful or impractical to fund or maintain such Obligations or Credit Extensions at the Applicable Libor Rate. In the event that Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), as of any Applicable Interest Rate Determination Date, that adequate and fair means do not exist for ascertaining the interest rate applicable to any Credit Facility on the basis provided for herein, then Agent may select a comparable replacement index and corresponding margin.

“Applicable Interest Period” for each Credit Facility has the meaning specified for that Credit Facility in the Credit Facility Schedule; provided, however, that, at any time that the Applicable Prime Rate is the Applicable Index Rate, Applicable Interest Period shall mean the period commencing as of the most recent Applicable Interest Rate Determination Date and continuing until the next Applicable Interest Rate Determination Date or such earlier date as the Applicable Prime Rate shall no longer be the Applicable Index Rate; and provided, further, that, at any time the Libor Rate Index is adjusted as set forth in the definition thereof, or re-implemented following invocation of the Applicable Prime Rate as permitted herein, the Applicable Interest Period shall mean the period commencing as of such adjustment or re-implementation and continuing until the next Applicable Interest Rate Determination Date, if any.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

“Applicable Interest Rate” means a per annum rate of interest equal to the Applicable Index Rate plus the Applicable Margin.

“Applicable Interest Rate Determination Date” means the second (2nd) Business Day prior to the first (1st) day of the related Applicable Interest Period; provided, however, that, at any time that the Applicable Prime Rate is the Applicable Index Rate, Applicable Interest Rate Determination Date means the date of any change in the Base Rate Index; and provided, further, that, at any time the Libor Rate Index is adjusted as set forth in the definition thereof, the Applicable Interest Rate Determination Date shall mean the date of such adjustment or the second (2nd) Business Day prior to the first (1st) day of the related Applicable Interest Period, as elected by Agent.

“Applicable Libor Rate” means, for any Applicable Interest Period, the rate per annum, determined by Agent (rounded upwards, if necessary, to the next 1/100th%), equal to the greater of (a) the Applicable Floor and (b) the Libor Rate Index.

“Applicable Margin” for each Credit Facility has the meaning specified for that Credit Facility in the Credit Facility Schedule.

“Applicable Prepayment Fee”, for each Credit Facility, has the meaning given it in the Credit Facility Schedule for such Credit Facility.

“Applicable Prime Rate” means, for any Applicable Interest Period, the rate per annum, determined by Agent (rounded upwards, if necessary, to the next 1/100th%), equal to the greater of (a) the Applicable Floor and (b) the Base Rate Index.

“Approved Fund” means any (a) investment company, fund, trust, securitization vehicle or conduit that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the Ordinary Course of Business, or (b) any Person (other than a natural person) which temporarily warehouses loans for any Lender or any entity described in the preceding clause (a) and that, with respect to each of the preceding clauses (a) and (b), is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) a Person (other than a natural person) or an Affiliate of a Person (other than a natural person) that administers or manages a Lender.

“ATM Facility Account” means a Deposit Account of BioCryst established and maintained at JPMorgan Chase Bank, N.A. on or about the Closing Date for the sole purpose of collecting direct proceeds from sales of equity by BioCryst in connection with its at-the-market facility in accordance with the terms of the Financing Documents.

“Base Rate Index” means, for any Applicable Interest Period, the rate per annum, determined by Agent (rounded upwards, if necessary, to the next 1/100th%) as being the rate of interest announced, from time to time, within Wells Fargo Bank, N.A. (“Wells Fargo”) at its principal office in San Francisco as its “prime rate,” with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate; provided, however, that Agent may, upon prior written notice to Borrower, choose a reasonably comparable index or source to use as the basis for the Base Rate Index.

“BioCryst” has the meaning given it in the preamble.

“Blocked Person” means: (a) any Person listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) a Person with whom any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e) a Person that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

“Books” means all books and records of a Person, including ledgers, federal and state tax returns, records regarding the Person’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrower” mean the entity(ies) described in the first paragraph of this Agreement and each of their successors and permitted assigns. The term “each Borrower” shall refer to each Person comprising the Borrower if there is more than one (1) such Person, or the sole Borrower if there is only one (1) such Person. The term “Borrower” shall refer to any Person comprising the Borrower if there is more than one (1) such Person, or the sole Borrower if there is only one (1) such Person.

“Borrowing Resolutions” means, with respect to any Person, those resolutions, in form and substance reasonably satisfactory to Agent, adopted by such Person’s Board of Directors or other appropriate governing body and delivered by such Person to Agent approving the Financing Documents to which such Person is a party and the transactions contemplated thereby, as well as any other approvals as may be necessary or desired to approve the entering into the Financing Documents or the consummation of the transactions contemplated thereby or in connection therewith.

“Business Day” means any day that is not (a) a Saturday or Sunday or (b) a day on which Agent is closed.

“Change in Control” means any event, transaction, or occurrence as a result of which (a) any “person” (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of Borrower, is or becomes a beneficial owner (within the meaning Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Borrower, representing forty percent (40%) or more of the combined voting power of Borrower then outstanding securities; (b) during any period of twelve (12) consecutive calendar months, individuals who at the beginning of such period constituted the board of directors or board of managers or similar governing Person(s) of Borrower (together with any new directors or managers whose election by the board of directors or board of managers or similar governing Person(s) of Borrower was approved by a vote of not less than two-thirds (2/3) of the directors or managers then still in office who either were directors or managers at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors or managers then in office; (c) Borrower ceases to own and control, directly or indirectly, all of the economic and voting rights associated with the outstanding securities of each of its Restricted Subsidiaries except to the extent otherwise permitted pursuant to the terms of this Agreement; or (d) the occurrence of any “change in control” or any term or provision of similar effect under any Subordinated Debt Document or Borrower’s Operating Documents.

“Clinical Trial Material” means any raw materials, parts, or supplies used in the ordinary course of development of a Product for which regulatory approval has not yet been obtained and that are used exclusively for purposes of supporting clinical and preclinical research.

“Closing Date” has the meaning given it in the preamble of this Agreement.

“Code” means the Uniform Commercial Code in effect on the date hereof, as the same may, from time to time, be enacted and in effect in the State of Maryland; provided, however, that to the extent that the Code is used to define any term herein or in any Financing Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; and provided, further, that in the event that, by reason of mandatory provisions of Law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Agent’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of Maryland, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

“Collateral” means all property (other than Excluded Property), now existing or hereafter acquired, mortgaged or pledged to, or purported to be subjected to a Lien in favor of, Agent, for the benefit of Agent and the Lenders, pursuant to this Agreement and the other Financing Documents, including, without limitation, all of the property described in Exhibit A hereto.

“Collateral Account” means any Deposit Account, Securities Account or Commodity Account, other than Excluded Deposit Accounts.

“Commitment Commencement Date” has the meaning given it in the Credit Facility Schedule.

“Commitment Termination Date” has the meaning given it in the Credit Facility Schedule.

“Commodity Account” means any “commodity account”, as defined in the Code, with such additions to such term as may hereafter be made.

“Compliance Certificate” means a certificate, duly executed by an authorized officer of Borrower, appropriately completed and substantially in the form of Exhibit B.

“Contingent Obligation” means, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the Ordinary Course of Business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” means any control agreement, each of which shall be in form and substance reasonably satisfactory to Agent, entered into among the depository institution at which Borrower maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower maintains a Securities Account or a Commodity Account, Borrower, and Agent pursuant to which Agent obtains control (within the meaning of the Code) for the benefit of the Lenders over such Deposit Account, Securities Account or Commodity Account.

“Credit Extension” means an advance or disbursement of proceeds to or for the account of Borrower in respect of a Credit Facility.

“Credit Extension Form” means that certain form attached hereto as Exhibit C, as the same may be from time to time revised by Agent.

“Credit Facility” means the term loan credit facilities specified on the Credit Facility Schedule, including Credit Facility #1 and Credit Facility #2.

“Credit Party” means Borrower, any Guarantor under a guarantee of the Obligations or any part thereof, and any other Person (other than Agent, a Lender or a participant of a Lender), whether now existing or hereafter acquired or formed, that becomes obligated as a borrower, guarantor, surety, indemnitor, pledgor, assignor or other obligor under any Financing Document, and any Person all of whose equity interests have been pledged or hypothecated to Agent under any Financing Document; and “Credit Parties” means all such Persons, collectively. Notwithstanding the foregoing, unless the parties shall otherwise agree in writing, the term “Credit Party” and “Credit Parties” shall not include any Foreign Subsidiary, Excluded Domestic Holdco or Permitted Joint Venture.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

“DEA” means the Drug Enforcement Administration of the United States of America, any comparable state or local Government Authority, any comparable Government Authority in any non-United States jurisdiction, and any successor agency of any of the foregoing.

“Default” means any fact, event or circumstance which with notice or passage of time or both, could constitute an Event of Default.

“Default Rate” has the meaning given it in Section 2.6(b).

“Deposit Account” means any “deposit account” as defined in the Code with such additions to such term as may hereafter be made.

“Designated Funding Account” is Borrower’s Deposit Account, account number ***, maintained with Wells Fargo Bank, National Association, and over which Agent has been granted control for the ratable benefit of all Lenders.

“Disqualified Institution” mean any Person that is a pharmaceutical, medical, biomedical, or life sciences company or any Affiliate thereof (other than any Affiliate that is (i) a financial investor in such competitor and is not an operating company or an Affiliate of an operating company (other than such competitor) and (ii) a bona fide diversified debt fund), in each case as reasonably determined by Agent.

“Dollars,” “dollars” and “$” each means lawful money of the United States.

“Domestic Subsidiary” means each direct or indirect Subsidiary of the Borrower that is organized under the laws of the United States, a state thereof, or the District of Columbia.

“Draw Period” means, for each Credit Facility, the period commencing on the Commitment Commencement Date and ending on the Commitment Termination Date.

“Drop-Ship Inventory” means Inventory not to exceed $* * * in value comprised solely of goods (a) manufactured by * * * (“Supplier”) to fulfill an order placed by Green Cross Corporation (“Customer”) and held at Supplier’s premises at * * *, (b) sold to Borrower upon completion of the amount necessary to fulfill the Customer’s order (at which time title to such goods is transferred to Borrower), and (c) drop-shipped to Customer by Supplier within 5 Business Days of Borrower taking title thereto.

“Drug Application” means a new drug application, an abbreviated drug application, or a product license application for any Product, as appropriate, as those terms are defined in the FDCA.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and (d) any other Person (other than a natural person) approved by Agent; provided, however, that notwithstanding the foregoing, “Eligible Assignee” shall not include any (i) Credit Party or any Subsidiary of a Credit Party or (ii) so long as no Event of Default has occurred and is continuing, any Disqualified Institution. Notwithstanding the foregoing, in connection with assignments by a Lender due to a forced divestiture at the request of any regulatory agency, the restrictions set forth herein shall not apply and Eligible Assignee shall mean any Person or party becoming an assignee incident to such forced divestiture, other than a Disqualified Institution.

“Environmental Law” means each present and future law (statutory or common), ordinance, treaty, rule, regulation, order, policy, other legal requirement or determination of an arbitrator or of a Governmental Authority and/or Required Permits imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the workplace, the environment and natural resources, and including public notification requirements and environmental transfer of ownership, notification or approval statutes.

“Equipment” means all “equipment”, as defined in the Code, with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

“ERISA” means the Employee Retirement Income Security Act of 1974, and all regulations promulgated thereunder.

“Event of Default” has the meaning given it in Section 10.1.

“Excluded Deposit Account” means any deposit account or securities account used exclusively as (a) payroll and other employee wage and benefit accounts, (b) zero balance accounts, (c) the HSBC Cash Collateral Accounts, (d) the Royalty Hedge Collateral Accounts, (e) the ATM Facility Account, provided that (i) such ATM Facility Account is not subject to any Lien other than Permitted Liens permitted pursuant to clause (f) of the definition thereof and (ii) no funds are deposited or maintained in such ATM Facility Account other than the direct proceeds from sales of equity by BioCryst in connection with its at-the-market facility, and (f) the funds or other property held in or maintained in any such account identified in clauses (a) through (d) in accordance with the terms of this Agreement.

“Excluded Domestic Holdco” means a Subsidiary of the Borrower substantially all of the assets of which consist of capital stock or other equity interests of a Foreign Subsidiary held directly or indirectly by such Subsidiary and that does not engage in any business operations or activities other than that of a holding company.

“Excluded Property” has the meaning given it on Schedule 9.1.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Credit Extension or Applicable Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Credit Extension or Applicable Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.6(h)(i) or 2.6(h)(iii), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Sections 2.6(h)(vi) and (vii) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Exigent Circumstance” has the meaning given it in Section 13.14.

“FATCA” means Sections 1471 through 1474 of the IRC, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the IRC.

“FCPA” has the meaning given it in Section 5.10.

“FDA” means the Food and Drug Administration of the United States of America, any comparable state or local Government Authority, any comparable Government Authority in any non-United States jurisdiction, including without limitation the United Kingdom, and any successor agency of any of the foregoing.

“FDCA” means the Federal Food, Drug and Cosmetic Act, as amended, 21 U.S.C. Section 301 et seq., and all regulations promulgated thereunder.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that, if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Agent on such day on such transactions as determined by Agent in a commercially reasonable manner.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

“Fee Letters” means, collectively, the fee letter agreements among Borrower and Agent and Borrower and each Lender.

“Financing Documents” means, collectively, this Agreement, the Perfection Certificate, the Security Documents, each Subordination Agreement and any subordination or intercreditor agreement pursuant to which any Indebtedness and/or any Liens securing such Indebtedness is subordinated to all or any portion of the Obligations, the Fee Letter(s), each note and guarantee executed by one (1) or more Credit Parties in connection with the indebtedness governed by this Agreement, and each other present or future agreement executed by one (1) or more Credit Parties and, or for the benefit of, the Lenders and/or Agent in connection with this Agreement, all as amended, restated, or otherwise modified from time to time.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Foreign Subsidiary” means (a) BioCryst UK Limited and (b) each other direct or indirect Subsidiary of the Borrower not organized under the laws of the United States, a state thereof, or the District of Columbia.

“Funding Date” means any date on which a Credit Extension is made to or on account of Borrower which shall be a Business Day.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession in the United States, which are applicable to the circumstances as of the date of determination.

“General Intangibles” means all “general intangibles”, as defined in the Code, with such additions to such term as may hereafter be made, and includes without limitation all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, trademarks, service marks and, to the extent permitted under applicable Law, any applications therefor, whether registered or not, any trade secret rights, including any rights to unpatented inventions, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income and other tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including, without limitation, key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Guarantor” means any present or future guarantor of the Obligations.

“Hazardous Materials” means petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives, flammable materials; radioactive materials; polychlorinated biphenyls and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which is prohibited by any Laws; toxic mold, any substance that requires special handling; and any other material or substance now or in the future defined as a “hazardous substance,” “hazardous material,” “hazardous waste,” “toxic substance,” “toxic pollutant,” “contaminant,” “pollutant” or other words of similar import within the meaning of any Environmental Law, including: (a) any “hazardous substance” defined as such in (or for purposes of) CERCLA, or any so-called “superfund” or “superlien” Law, including the judicial interpretation thereof; (b) any “pollutant or contaminant” as defined in 42 U.S.C.A. § 9601(33); (c) any material now defined as “hazardous waste” pursuant to 40 C.F.R. Part 260; (d) any petroleum or petroleum by-products, including crude oil or any fraction thereof; (e) natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel; (f) any “hazardous chemical” as defined pursuant to 29 C.F.R. Part 1910; (g) any toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, flammable explosives, radioactive materials, infectious substances, materials containing lead-based paint or raw materials which include hazardous constituents); and (h) any other toxic substance or contaminant that is subject to any Environmental Laws or other past or present requirement of any Governmental Authority.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

“Hazardous Materials Contamination” means contamination (whether now existing or hereafter occurring) of the improvements, buildings, facilities, personalty, soil, groundwater, air or other elements on or of the relevant property by Hazardous Materials, or any derivatives thereof, or on or of any other property as a result of Hazardous Materials, or any derivatives thereof, generated on, emanating from or disposed of in connection with the relevant property.

“HSBC Cash Collateral Accounts” means, collectively, Deposit Account #*** and Deposit Account #*** of BioCryst established and maintained at HSBC Bank for the sole purpose of securing BioCryst’s obligations under the HSBC Letter of Credit; provided that (a) no such Deposit Account shall hold an aggregate of cash and cash equivalents in excess of *** of the aggregate value of the letters of credit it is securing and (b) with respect to all such Deposit Accounts, the aggregate amount deposited there in at any time does not exceed ***.

“HSBC Letter of Credit” means the letter of credit issued by HSBC Bank in favor of the landlord with respect to BioCryst’s leased real property located at 2100 Riverchase Center, Ste. 200 / Building 200, Birmingham, AL 35244, in an aggregate face amount equal to One Million Four Hundred Thousand Dollars ($1,400,000).

“Indebtedness” means, without duplication of amounts described by more than one of the following, (a) indebtedness for borrowed money (including the Obligations) or the deferred price of, or payment for, property or services, such as reimbursement and other obligations for surety bonds and letters of credit (other than trade accounts payable in the Ordinary Course of Business and liabilities associated with customer prepayments and deposits), (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, (d) non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument, (e) equity securities of such Person subject to repurchase or redemption other than at the sole option of such Person, (f) obligations secured by a Lien on any asset of such Person, whether or not such obligation is otherwise an obligation of such Person, (g) “earnouts”, purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature of such Person arising out of purchase and sale contracts, (h) all Indebtedness of others guaranteed by such Person, (i) off-balance sheet liabilities and/or pension plan or multiemployer plan liabilities of such Person, (j) obligations arising under non-compete agreements, (k) obligations arising under bonus, deferred compensation, incentive compensation or similar arrangements, other than those arising in the Ordinary Course of Business, and (l) Contingent Obligations.

“Indemnified Liabilities” has the meaning given it in Section 14.8.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrower under this Agreement and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitees” has the meaning given it in Section 13.2(b).

“Indenture” means that certain Indenture, dated as of March 9, 2011, by and between JPR Royalty Sub and U.S. Bank, National Association, as in effect on the date hereof.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

“Insolvency Proceeding” means any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency Law, including without limitation the laws of the United Kingdom, and including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, trade names, service marks, mask works, rights of use of any name, domain names, or any other similar rights, any applications therefor, whether registered or not, know-how, operating manuals, trade secret rights, clinical and non-clinical data, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing.

“Inventory” means all “inventory”, as defined in the Code, with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” means, with respect to any Person, directly or indirectly, (a) to purchase or acquire any stock or stock equivalents, or any obligations or other securities of, or any interest in, any Person, including the establishment or creation of a Subsidiary or a joint venture, (b) to make or commit to make any acquisition (including through licensing) of (i) of all or substantially all of the assets of another Person, or (ii) any business, Product, business line or product line, division or other unit operation of any Person or (c) to make or purchase any advance, loan, extension of credit or capital contribution to, or any other investment in, any Person.

“IP Security Agreement” means any security agreement executed by Borrower that grants (or is prepared as a notice filing or recording with respect to) a Lien or security interest in favor of Agent and/or Lenders on Intellectual Property, each as amended, restated, or otherwise modified from time to time.

“Inactive Subsidiaries” means collectively, Nautilus Holdco, Inc., Boat Merger Sub, Inc., and Island Merger Sub, Inc.

“IRC” means the Internal Revenue Code of 1986, as amended, and any successor provisions.

“IRS” means the United States Internal Revenue Service.

“Joinder Requirements” has the meaning given it in Section 6.8(a).

“JPR Royalty Sub” means JPR Royalty Sub LLC, a Delaware limited liability company.

“Laws” means any and all federal, state, provincial, territorial, local and foreign statutes, laws, judicial decisions, regulations, guidance, guidelines, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, governmental agreements and governmental restrictions, whether now or hereafter in effect, which are applicable to any Credit Party in any particular circumstance.

“Lenders” means each of the Persons identified on the Credit Facility Schedule, as amended from time to time to reflect assignments made in accordance with this Agreement, that holds an Applicable Commitment.

“Libor Rate Index” means, for any Applicable Interest Period, the rate per annum, determined by Agent (rounded upwards, if necessary, to the next 1/100th%) by dividing (a) the rate per annum, determined by Agent in accordance with its customary procedures, and utilizing such electronic or other quotation sources as it considers appropriate (rounded upwards, if necessary, to the next 1/100%), to be the rate at which Dollar deposits (for delivery on the first (1st) day of such Applicable Interest Period or, if such day is not a Business Day, on the preceding Business Day) in the amount of One Million Dollars ($1,000,000) are offered to major banks in the London interbank market on or about 11:00 a.m. (New York time) on the Applicable Interest Rate Determination Date, for a period of thirty (30) days, which determination shall be conclusive in the absence of manifest error, by (b) one hundred percent (100%) minus the Reserve Percentage; provided, however, that Agent may, upon prior written notice to Borrower, choose a reasonably comparable index or source to use as the basis for the Libor Rate Index. The Libor Rate Index may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs, in each case, due to changes in applicable Law occurring subsequent to the commencement of the then Applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), which additional or increased costs would increase the cost of funding loans bearing interest based upon the Libor Rate Index; provided, however, that, notwithstanding anything in this Agreement to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “change in applicable Law”, regardless of the date enacted, adopted or issued. In any such event, the affected Lender shall give Borrower and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Borrower may, by notice to such affected Lender require such Lender to furnish to Borrower a statement setting forth the basis for adjusting such Libor Rate Index and the method for determining the amount of such adjustment.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

“Lien” means a claim, mortgage, deed of trust, lien, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of Law or otherwise against any property.

“Margin Stock” means “margin stock” as such term is defined in Regulation T, U, or X of the Board of Governors of the Federal Reserve System.

“Material Adverse Change” means (a) a material impairment in the perfection or priority of Agent’s Lien (or any Lender’s Lien therein to the extent provided for in the Financing Documents) in the Collateral; (b) a material impairment in the value of the Collateral; (c) a material adverse change in the business, operations, or condition (financial or otherwise) or prospects of the Credit Parties, taken as a whole; or (d) a material impairment of the prospect of repayment of any portion of the Obligations.

“Material Agreement” means (a) each Royalty Hedge Document, (b) the Seqirus UK License Agreement, (c) the License and Services Agreement between BioCryst and MDCP, LLC, dated as of September 23, 2016, as amended restated or otherwise modified from time to time in accordance with the terms of this Agreement (the “Intercompany License Agreement”), (d) the agreements listed in the Disclosure Schedule under the heading “Material Agreements”, (e) each agreement or contract to which a Credit Party is a party relating to Material Intangible Assets or development of Products or Intellectual Property and that is material to the business of the Credit Parties, (f) any agreement with respect to any material Product, the loss of which would materially impair Borrower’s ability to sell or market such Product, and (g) any agreement or contract to which such Credit Party or its Restricted Subsidiaries is a party, the termination of which could reasonably be expected to result in a Material Adverse Change.

“Material Indebtedness” has the meaning given it in Section 10.1(e).

“Material Intangible Assets” means (a) all of Borrower’s Intellectual Property and (b) each license or sublicense agreements or other agreements with respect to rights in Intellectual Property, that, in the case of each of clauses (a) and (b), is material to the condition (financial or other), business or operations of Borrower.

“Maturity Date” means January 1, 2022.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

“Maximum Lawful Rate” has the meaning given it in Section 2.6(g).

“MidCap” has the meaning given it in the preamble of this Agreement.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) or ERISA, to which any Credit Party or any ERISA Affiliate has at any time (whether presently or in the past) sponsored, maintained, contributed to, or had an obligation to make contributions to or to which any Credit Party or any ERISA Affiliate has any liability, contingent or otherwise.

“Non-Consenting Lender” has the meaning given it in Section 13.14(d).

“Obligations” means all of Borrower’s obligations to pay when due any debts, principal, interest, Protective Advances, fees, indemnities and other amounts Borrower owes Agent or the Lenders now or later, under this Agreement or the other Financing Documents, including, without limitation, interest accruing after Insolvency Proceedings begin (whether or not allowed) and debts, liabilities, or obligations of Borrower assigned to the Lenders and/or Agent, and the payment and performance of each other Credit Party’s covenants and obligations under the Financing Documents. “Obligations” does not include obligations under any warrants issued to Agent or a Lender.

“OFAC” means the U.S. Department of Treasury Office of Foreign Assets Control.

“OFAC Lists” means, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“Operating Documents” means, for any Person, such Person’s formation documents, as certified with the Secretary of State (or other appropriate Governmental Authority) of such Person’s jurisdiction of formation on a date that is no earlier than thirty (30) days prior to the Closing Date, and (a) if such Person is a corporation, its bylaws and articles of incorporation, articles of association, articles of amalgamation or articles of amendment (as applicable) in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Ordinary Course of Business” means, in respect of any transaction involving any Credit Party, the ordinary course of business of such Credit Party, as conducted by such Credit Party in accordance with past practices or then current business practices set forth in the most recent operating plan of Borrower to the extent approved by Agent, which shall in any event be at arms-length.

“Original Closing Date” has the meaning set forth in the Recitals hereto.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Agreement, or sold or assigned an interest in any Obligation hereunder).

“Other Tax Certification” means such certification or evidence, in each case in form and substance reasonably satisfactory to Agent, that any Lender or prospective Lender is exempt from, or eligible for a reduction in, U.S. federal withholding tax or backup withholding tax, including evidence supporting the basis for such exemption or reduction.

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

“Participant Register” has the meaning given it in Section 13.1(c).

“Patheon Inventory” means that Inventory of the Credit Parties to be sold to Seqirus UK Limited pursuant to Section 3.4 of the Seqirus UK License Agreement.

“Payment Date” means the first calendar day of each calendar month.

“PBGC” means the Pension Benefit Guaranty Corporation, or any successor entity thereto.

“Pension Plan” means any employee benefit pension plan that is subject to the minimum funding standards under Section 412 of the Code or is covered by Title IV of ERISA (including a Multiemployer Plan) that any Credit Party or any ERISA Affiliate has, at any time (whether presently or in the past) sponsored, maintained, contributed to, or had an obligation to make contributions to or to which any Credit Party or any ERISA Affiliate has any liability (contingent or otherwise).

“Peramivir IP” means the BioCryst Patents (as defined in the Seqirus UK License Agreement), the BioCryst Know-How (as defined in the Seqirus UK License Agreement) and any other Intellectual Property necessary to perform Borrower’s obligations under the Seqirus UK License Agreement.

“Peramivir SPE” has the meaning given it in the preamble.

“Perfection Certificate” means the Perfection Certificate delivered to Agent as of the Closing Date, together with any amendments thereto required under this Agreement.

“Permitted Contest” has the meaning given it in Section 6.4.

“Permitted Contingent Obligations” means (a) Contingent Obligations resulting from endorsements for collection or deposit in the Ordinary Course of Business; (b) Contingent Obligations incurred in the Ordinary Course of Business with respect to surety and appeal bonds, performance bonds and other similar obligations not to exceed *** in the aggregate at any time outstanding; (c) Contingent Obligations arising under indemnity agreements with title insurers; (d) Contingent Obligations arising with respect to customary indemnification obligations in favor of purchasers in connection with dispositions of personal property assets permitted under Article 7; (e) Contingent Obligations arising under the Financing Documents; (f) so long as there exists no Event of Default both immediately before and immediately after giving effect to any such transaction, Contingent Obligations existing or arising under any swap contract, provided, however, that such obligations are (or were) entered into by Borrower or an Affiliate in the Ordinary Course of Business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person and not for purposes of speculation; (g) Contingent Obligations existing or arising in connection with any security deposit or letter of credit obtained for the sole purpose of securing a lease of real property, or in connection with ancillary bank services such as a corporate credit card facility, provided that the aggregate face amount of all such security deposits, letters of credit and ancillary bank services does not at any time exceed ***; (h) Contingent Obligations arising in connection with the HSBC Letters of Credit secured solely by Liens permitted pursuant to clause (m) of the definition of Permitted Liens; (i) Contingent Obligations not to exceed Three Million Nine Hundred Thousand Dollars ($3,900,000) arising in connection with the Royalty Hedges; and (j) other Contingent Obligations not permitted by clauses (a) through (h) above, not to exceed *** in the aggregate at any time outstanding; provided, however, that, notwithstanding the foregoing, the Peramivir SPE shall not be entitled to incur any Contingent Obligations if doing so would cause a violation of the SPE Covenants.

“Permitted Indebtedness” means: (a) Borrower’s Indebtedness to the Lenders and Agent under this Agreement and the other Financing Documents; (b) Indebtedness existing on the Closing Date and described on the Disclosure Schedule; (c) Indebtedness secured by Permitted Liens permitted pursuant to clause (b) of the definition thereof; (d) Subordinated Debt; (e) unsecured Indebtedness to trade creditors incurred in the Ordinary Course of Business; (f) Permitted Contingent Obligations; (g) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness set forth in (b) and (c) above, provided, however, that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon the obligors thereunder; (h) intercompany Indebtedness owed by a Foreign Subsidiary to a Credit Party that does not exceed *** outstanding in the aggregate at any one time and solely to the extent that such Indebtedness constitutes a “Permitted Investment” of such Credit Party; and (i) Indebtedness consisting of intercompany loans and advances made by any Credit Party to any other Credit Party, provided that (1) the obligations of the Credit Parties under such intercompany loan shall be subordinated at all times to the Obligations of the Credit Parties hereunder or under the other Financing Documents in a manner satisfactory to Agent, and (2) to the extent that such Indebtedness is evidenced by a promissory note or other written instrument, Borrower shall pledge and deliver to Agent, for the benefit of itself and the Lenders, the original promissory note or instrument, as applicable, along with an endorsement in blank in form and substance reasonably satisfactory to Agent; provided, further, that, notwithstanding the foregoing, the Peramivir SPE shall not be entitled to incur any Indebtedness if doing so would cause a violation of the SPE Covenants.

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

“Permitted Investments” means: (a) Investments (i) existing on the Closing Date and described on the Disclosure Schedule and (ii) in Subsidiaries made prior to the Original Closing Date; (b) Investments consisting of cash equivalents; (c) any Investments permitted by Borrower’s investment policy, as amended from time to time, provided that such investment policy (and any material amendment thereto) has been approved in writing by Agent, it being acknowledged and agreed that the investment policy provided to Agent on or prior to the Original Closing Date has been approved (provided that under no circumstances shall Borrower be permitted to invest in or hold Margin Stock); (d) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of any Credit Party; (e) Investments consisting of deposit accounts or securities accounts in which Agent has a first priority perfected security interest; (f) Investments of cash and cash equivalents in (x) Restricted Subsidiaries that are Foreign Subsidiaries, but solely to the extent that the aggregate amount of such Investments does not exceed *** for the twelve (12)-month period immediately preceding the making of any such Investment, and (y) Restricted Subsidiaries that are Domestic Subsidiaries but solely to the extent that the aggregate amount of such Investments does not exceed *** for the twelve (12)-month period immediately preceding the making of any such Investment; provided, however, that the aggregate amount of such Investments made in any Restricted Subsidiary shall not, in any event, exceed the amount necessary to fund the current operating expenses of such Restricted Subsidiary (taking into account their revenue from other sources); (g) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the Ordinary Course of Business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower’s board of directors; (h) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the Ordinary Course of Business; (i) Investments by one Borrower in another Borrower; and (j) to the extent constituting Investments, Investments consisting of Permitted Licenses; provided, however, that, notwithstanding the foregoing, no Borrower shall be entitled to make any Investment if doing so would cause a violation of the SPE Covenants.

“Permitted Joint Venture” means any joint venture formed or entered into by a Credit Party for the sole purposes of entering into Permitted License with a Credit Party and undertaking activities directly related thereto to the extent such activities are not otherwise prohibited pursuant to the terms of this Agreement or any other Financing Document.

“Permitted License” means:

(a)                 the licenses set forth on the Disclosure Schedules as of the Closing Date, as such licenses are in effect on the Closing Date and without giving effect to any material amendments or other modifications thereto,

(b)                 the license of Intellectual Property rights granted by Peramivir SPE pursuant to the Seqirus UK License Agreement,

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Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

(c)                 the Intercompany License Agreement,

(d)                 any non-exclusive license of Intellectual Property rights of Borrower (other than the Peramivir SPE) or its Subsidiaries to a third party or Permitted Joint Venture,

(e)                 any exclusive license of Intellectual Property rights of Borrower (other than the Peramivir SPE) or its Subsidiaries to a third party or a Permitted Joint Venture so long as such Permitted Licenses are exclusive solely as to ***,

(f)                  any exclusive license of Intellectual Property rights of Borrower (other than the Peramivir SPE) to a third party or a Permitted Joint Venture to the extent such Intellectual Property rights relate solely to the ***,

(g)                 any exclusive license of Intellectual Property rights of Borrower (other than the Peramivir SPE) to a third party or a Permitted Joint Venture to the extent such Intellectual Property rights relate solely to (i) *** or (ii) ***; provided that no such license shall be permitted pursuant to this clause (g) unless, at the time such license is entered into, Borrower is ***;

provided, however, no license shall be permitted pursuant to clauses (d)-(g) above unless such license (x) has been approved by Borrower’s Board of Directors, (y) does not result in a legal transfer of title to the licensed property, and (z) is granted in exchange for fair consideration and pursuant to commercially reasonable arms’ length terms.

“Permitted Liens” means: (a) Liens existing on the Closing Date and shown on the Disclosure Schedule or arising under this Agreement and the other Financing Documents; (b) purchase money Liens or capital leases securing no more than *** in the aggregate amount outstanding (in addition to any Liens permitted pursuant to subsection (a) above) (i) on Equipment acquired or held by a Credit Party incurred for financing the acquisition of the Equipment, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment; (c) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which adequate reserves are maintained on the Books of the Credit Party against whose asset such Lien exists, provided that no notice of any such Lien has been filed or recorded under any applicable law, including, without limitation, the IRC and the treasury regulations adopted thereunder; (d) statutory Liens securing claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other Persons imposed without action of such parties, provided that they have no priority over any of Agent’s Liens and the aggregate amount of such Liens for all Credit Parties does not at any time exceed ***; (e) leases or subleases of real property granted in the Ordinary Course of Business, and leases, subleases, non-exclusive licenses or sublicenses of property (other than real property or Intellectual Property) granted in the Ordinary Course of Business, if the leases, subleases, licenses and sublicenses do not prohibit granting Agent a security interest; (f) banker’s liens, rights of set-off and Liens in favor of financial institutions incurred made in the Ordinary Course of Business arising in connection with a Credit Party’s Collateral Accounts provided that such Collateral Accounts are subject to a Control Agreement to the extent required hereunder; (g) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the Ordinary Course of Business (other than Liens imposed by ERISA); (h) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default; (i) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and similar charges or encumbrances affecting real property not constituting a Material Adverse Change; (j) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) and (b) above, but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness may not increase; (k) [reserved]; (l) solely with respect to BioCryst, the pledge of its membership interests in JPR Royalty Sub pursuant to the “Pledge and Security Agreement” (as defined in the Indenture); (m) Liens in favor of HSBC Bank on the HSBC Cash Collateral Accounts to the extent securing obligations of Borrowers permitted pursuant to clause (h) of the definition of Permitted Contingent Obligations; and (n) Liens in favor of Morgan Stanley Capital Services, Inc. on the Royalty Hedge Collateral Account to the extent securing obligations of Borrowers permitted pursuant to clause (i) of the definition of Permitted Contingent Obligations; provided, however, that, notwithstanding the foregoing, the Peramivir SPE shall not be entitled grant or suffer to exist any Lien if doing so would cause a violation of the SPE Covenant.

58

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Pledge Agreement” means that certain Pledge Agreement, dated as of the date hereof, executed by Borrower in favor of Agent, for the benefit of the Lenders, covering all the equity interests respectively owned by the Credit Parties, as amended, restated, or otherwise modified from time to time.

“Pro Rata Share” means, as determined by Agent, with respect to each Credit Facility and Lender holding an Applicable Commitment or Credit Extensions in respect of such Credit Facility, a percentage (expressed as a decimal, rounded to the ninth decimal place) determined by dividing (a) in the case of fully-funded Credit Facilities, the amount of Credit Extensions held by such Lender in such Credit Facility by the aggregate amount of all outstanding Credit Extensions for such Credit Facility, and (b) in the case of Credit Facilities that are not fully-funded, the amount of Credit Extensions and unfunded Applicable Commitments held by such Lender in such Credit Facility by the aggregate amount of all outstanding Credit Extensions and unfunded Applicable Commitments for such Credit Facility.

“Products” means any products manufactured, sold, developed, tested or marketed by Borrower or any of its Subsidiaries, including without limitation, those products set forth on the Products Schedule (as updated from time to time in accordance with Section 6); provided that, for the avoidance of doubt, any new Product not disclosed on the Products Schedule shall still constitute a “Product” as herein defined.

“Protective Advances” means all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) of Agent and the Lenders for preparing, amending, negotiating, administering, defending and enforcing the Financing Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred by Agent or the Lenders in connection with the Financing Documents.

“Reaffirmation Agreement” means that certain Reaffirmation Agreement, dated as of the date hereof, executed by the Borrower in favor of Agent, in form and substance satisfactory to Agent.

“Recipient” means Agent and any Lender, as applicable.

“Register” has the meaning given it in Section 13.1(c).

“Registered Intellectual Property” means any patent, registered trademark or servicemark, registered copyright, registered mask work, or any pending application for any of the foregoing.

“Registered IP Disclosure Location” means Canada, France, Germany, Japan, the United Kingdom and the United States.

“Registered Organization” means any “registered organization” as defined in the Code, with such additions to such term as may hereafter be made.

“Regulatory Reporting Event” has the meaning given it in Section 6.16(a).

“Regulatory Required Permit” means any and all licenses, approvals and permits issued by the FDA, DEA or any other applicable Governmental Authority, including without limitation Drug Applications, necessary for the testing, manufacture, marketing or sale of any Product by any applicable Borrower(s) and its Restricted Subsidiaries as such activities are being conducted by such Borrower and its Restricted Subsidiaries with respect to such Product at such time and any drug listings and drug establishment registrations under 21 U.S.C. Section 510, registrations issued by DEA under 21 U.S.C. Section 823 (if applicable to any Product), and those issued by State governments for the conduct of Borrower’s or any Restricted Subsidiary’s business.

59

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

“Required Lenders” means, unless all of the Lenders and Agent agree otherwise in writing, Lenders having (a) more than fifty-one percent (51%) of the Applicable Commitments of all Lenders, or (b) if such Applicable Commitments have expired or been terminated, more than fifty-one percent (51%) of the aggregate outstanding principal amount of the Credit Extensions.

“Required Permit” means all licenses, certificates, accreditations, product clearances or approvals, provider numbers or provider authorizations, supplier numbers, provider numbers, marketing authorizations, other authorizations, registrations, permits, consents and approvals of a Credit Party issued or required under Laws applicable to the business of Borrower or any of its Restricted Subsidiaries or necessary in the manufacturing, importing, exporting, possession, ownership, warehousing, marketing, promoting, sale, labeling, furnishing, distribution or delivery of goods or services under Laws applicable to the business of Borrower or any of its Restricted Subsidiaries. Without limiting the generality of the foregoing, “Required Permits” includes any Regulatory Required Permit.

“Reserve Percentage” means, on any day, for any Lender, the maximum percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor Governmental Authority) for determining the reserve requirements (including any basic, supplemental, marginal, or emergency reserves) that are in effect on such date with respect to eurocurrency funding (currently referred to as “eurocurrency liabilities”) of that Lender, but so long as such Lender is not required or directed under applicable regulations to maintain such reserves, the Reserve Percentage shall be zero.

“Responsible Officer” means any of the President and Chief Executive Officer or Chief Financial Officer of Borrower.

“Restricted Subsidiary” means (i) to the extent constituting a Subsidiary, each Permitted Joint Venture, (ii) each Excluded Domestic Holdco, (iii) each Foreign Subsidiary, and (iv) any other Subsidiary that is not an Unrestricted Subsidiary.

“Royalty Hedge Collateral Account” means Deposit Account #*** of BioCryst established and maintained at Morgan Stanley Capital Services Inc. for the sole purpose of securing BioCryst’s obligations under the Royalty Hedge; provided, that (a) the aggregate amount deposited therein at any time does not exceed Three Million Nine Hundred Thousand Dollars ($3,900,000) and (b) Borrower shall not deposit any amounts therein in excess of the maximum amount required to be deposited therein at the time of such deposit.

“Royalty Hedge” means the Confirmation of terms and conditions of ISDA Master Agreement, dated as of March 7, 2011, between Morgan Stanley Capital Services Inc. and BioCryst Pharmaceuticals, Inc. dated as of March 9, 2011, in an aggregate notional amount equal to Three Million Nine Hundred Thousand Dollars ($3,900,000).

“Royalty Hedge Documents” means the Royalty Hedge and all agreements and documents entered into from time to time by a Credit Party in connection therewith.

“Secretary’s Certificate” means, with respect to any Person, a certificate, in form and substance reasonably satisfactory to Agent, executed by such Person’s secretary (or other appropriate officer acceptable to Agent in its sole but reasonable discretion) on behalf of such Person certifying (a) that such Person has the authority to execute, deliver, and perform its obligations under each of the Financing Documents to which it is a party, (b) that attached to such certificate is a true, correct, and complete copy of the Borrowing Resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Person of the Financing Documents to which it is a party, (c) the name(s) of the Person(s) authorized to execute the Financing Documents on behalf of such Person, together with a sample of the true signature(s) of such Person(s), (d) that attached to such certificate are true, correct, and complete copies of the Operating Documents of Borrower (or the equivalent thereof in the relevant jurisdiction of organization of such Credit Party) and good standing certificates of Borrower certified by the Secretary of State of the state(s) of organization of Borrower (or the equivalent thereof in the relevant jurisdiction of organization of such Credit Party) as of a date no earlier than thirty (30) days prior to the Closing Date, (e) that attached to such certificate is true, correct, and complete copy of the Borrower’s Registration Rights Agreement/Investors’ Rights Agreement, voting agreements or other agreements among shareholders and any amendments to the foregoing, and (f) that Agent and the Lenders may conclusively rely on such certificate unless and until such Person shall have delivered to Agent a further certificate canceling or amending such prior certificate.

60

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

“Secured Promissory Note” has the meaning given it in Section 2.7.

“Securities Account” means any “securities account”, as defined in the Code, with such additions to such term as may hereafter be made.

“Security Documents” means, collectively, the Pledge Agreement, each IP Security Agreement, each Control Agreement, the Reaffirmation Agreement, and each other agreement, document or instrument executed concurrently herewith or at any time hereafter pursuant to which one (1) or more Credit Parties or any other Person provides, as security for all or any portion of the Obligations, a Lien on any of its assets in favor of Agent for its own benefit and the benefit of the Lenders, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

“Seqirus UK License Agreement” means that certain License Agreement, by and among BioCryst Pharmaceuticals, Inc. and Seqirus UK Limited, dated as of June 16, 2015, as in effect on the date hereof.

“Stated Rate” has the meaning given it in Section 2.6(g).

“Subordinated Debt” means indebtedness incurred by Borrower which shall be (a) in an amount satisfactory to Agent, (b) made pursuant to documents in form and substance reasonably satisfactory to Agent (the “Subordinated Debt Documents”), and (c) subordinated to all of Borrower’s now or hereafter indebtedness to Agent and the Lenders pursuant to a Subordination Agreement.

“Subordination Agreement” means a subordination, intercreditor, or other similar agreement in form and substance, and on terms, approved by Agent in writing.

“Subsidiary” means, with respect to any Person, any Person of which more than fifty percent (50.0%) of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled, directly or indirectly, by such Person. Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of Borrower.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Transfer” has the meaning given it in Section 7.1.

“Unrestricted Subsidiary” means (a) JPR Royalty Sub and (b) any other any Subsidiary of Borrower which Agent may agree from time to time, in its sole discretion, that Borrower may designate as an Unrestricted Subsidiary for purposes of this Agreement.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“Withholding Agent” means Borrower and Agent.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

61

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

IN WITNESS WHEREOF, intending that this instrument constitute an instrument executed and delivered under seal, the parties hereto have caused this Agreement to be executed as of the Closing Date.

BORROWER:

BIOCRYST PHARMACEUTICALS, INC.

By:	/s/ Jon Stonehouse	(SEAL)
Name:	Jon Stonehouse
Title:	Chief Executive Officer

MDCP, LLC

By:	/s/ Jon Stonehouse	(SEAL)
Name:	Jon Stonehouse
Title:	Chief Executive Officer

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

AGENT:

MIDCAP FINANCIAL TRUST

By:	Apollo Capital Management, L.P.,
its investment manager

By:	Apollo Capital Management GP, LLC,
its general partner

By:	/s/ Maurice Amsellem	(SEAL)
Name:	Maurice Amsellem
Title:	Authorized Signatory

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

LENDERS:

MIDCAP FINANCIAL TRUST

By:	Apollo Capital Management, L.P.,
its investment manager

By:	Apollo Capital Management GP, LLC,
its general partner

By:	/s/ Maurice Amsellem	(SEAL)
Name:	Maurice Amsellem
Title:	Authorized Signatory

MIDCAP FUNDING V TRUST

By:	Apollo Capital Management, L.P.,
its investment manager

By:	Apollo Capital Management GP, LLC,
its general partner

By:	/s/ Maurice Amsellem	(SEAL)
Name:	Maurice Amsellem
Title:	Authorized Signatory

MIDCAP FUNDING XIII TRUST

By:	Apollo Capital Management, L.P.,
its investment manager

By:	Apollo Capital Management GP, LLC,
its general partner

By:	/s/ Maurice Amsellem	(SEAL)
Name:	Maurice Amsellem
Title:	Authorized Signatory

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

LENDERS:

ELM 2016-1 TRUST

By:	MidCap Financial Services Capital Management,
LLC, as Servicer

By:	/s/ John O’Dea	(SEAL)
Name:	John O’Dea
Title:	Authorized Signatory

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

LENDERS:

FLEXPOINT MCLS SPV LLC

By:	/s/ Daniel Edelman	(SEAL)
Name:	Daniel Edelman
Title:	Vice President

Address:

Flexpoint MCLS SPV, LLC

c/o MidCap Financial Services, LLC, as servicer

7255 Woodmont Avenue, Suite 200
Bethesda, Maryland 20814
Attn: Account Manager for BioCryst transaction
Facsimile: 301-941-1450

E-mail: notices@midcapfinancial.com

with a copy to:

Flexpoint MCLS SPV, LLC

c/o MidCap Financial Services, LLC, as servicer

7255 Woodmont Avenue, Suite 200
Bethesda, Maryland 20814
Attn: General Counsel
Facsimile: 301-941-1450

E-mail: legalnotices@midcapfinancial.com

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

EXHIBITS AND SCHEDULES

EXHIBITS

Exhibit A	Collateral
Exhibit B	Form of Compliance Certificate
Exhibit C	Credit Extension Form

SCHEDULES

Credit Facility Schedule

Amortization Schedule (for each Credit Facility)

Post-Closing Obligations Schedule

Closing Deliveries Schedule

Disclosure Schedule

Intangible Assets Schedule

Products Schedule

Required Permits Schedule

SPE Covenant Schedule

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

EXHIBIT A

COLLATERAL

The Collateral consists of all assets of Borrower, including all of Borrower’s right, title and interest in and to the following personal property:

(a)       all goods, Accounts (including health-care insurance receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, investment accounts, commodity accounts and other Collateral Accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

(b)       all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Pursuant to the terms of a certain negative pledge arrangement with Agent and the Lenders, Borrower has agreed not to encumber any of its Intellectual Property without Agent’s and the Lenders’ prior written consent.

Notwithstanding the foregoing, in no event shall Collateral include any of the following: (a) any license or contract as in effect on the date hereof, but only to the extent that the granting of a security interest therein is prohibited by or would constitute a default under such license or contract as in effect on the date hereof, and only to the extent that such prohibition or default is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC (including, without limitation, Sections 9-406, 9-407 and 9-408 of the UCC) or any other applicable law, provided that, upon the termination or expiration of any such prohibition or default, such license or contract shall automatically be subject to the security interest granted in favor of Agent hereunder and shall become part of the “Collateral”, (b) the equity interests in JPR Royalty Sub to the extent that Borrower is prohibited from pledging such interests pursuant to the terms of the Pledge and Security Agreement (as defined in the Indenture), provided that, upon the termination or expiration of such prohibition or termination of, or payment in full of the “Secured Obligations” under the Indenture, the equity interests in JPR Royalty Sub shall automatically be subject to the security interest granted in favor of Agent hereunder and shall become part of the “Collateral,” (c) any United States intent-to-use trademark applications to the extent that, and solely during the period in which the grant of a security interest therein would impair the validity or enforceability of or render void or result in the cancellation of, any registration issued as a result of such intent-to-use trademark applications under applicable law, provided that upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use pursuant to 15 U.S.C. Section 1051(c) or any successor provision, such intent-to-use trademark application shall be considered Collateral, (d) any equity interests in any Subsidiary that is a Foreign Subsidiary that is not a Credit Party or Excluded Domestic Holdco, in each case in excess of 65% of all of the issued and outstanding voting shares of capital stock of such Foreign Subsidiary or Excluded Domestic Holdco, (e) any Excluded Deposit Accounts, and (f) the Patheon Inventory, but only to the extent that the granting of a security interest therein is prohibited by the Seqirus UK License Agreement; provided that, upon the termination or expiration of any such prohibition, the Patheon Inventory, to the extent Borrower has a right, title or interest therein, then shall automatically be subject to the security interest granted in favor of Agent hereunder and shall become part of the “Collateral” (collectively, all of the foregoing exclusions in clauses (a)-(f), “Excluded Property”); provided, however, that Excluded Property shall not include any proceeds, products, substitutions, receivables or replacements of Excluded Property (unless such proceeds, products, substitutions, receivables or replacements would otherwise constitute Excluded Property).

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	MidCap Financial Trust, as Agent
FROM:	__________________________________
DATE:	________________, 201__

The undersigned authorized officer of BIOCRYST PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”), certifies that, under the terms and conditions of the Credit and Security Agreement between Borrower, Agent and the Lenders (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “Agreement”):

(1)        Borrower is in complete compliance with all required covenants for the month ending _______________, 201__, except as noted below;

(2)        there are no Events of Default;

(3)        all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date;

(4)        each of Borrower and the other Credit Parties and Restricted Subsidiaries has timely filed all required Tax returns and reports, and has timely paid all foreign, federal, state and local Taxes, assessments, deposits and contributions owed except as otherwise permitted pursuant to the terms of the Agreement;

(5)        no Liens have been levied or claims made against Borrower or any of its Restricted Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Agent; and

(6)       [attached hereto is an updated [Disclosure Schedule][Required Permits Schedule][Products Schedule][Intangible Assets Schedule][INSERT AS APPROPRIATE] as required to be updated pursuant to the terms of the Credit and Security Agreement.]1

Attached are the required documents supporting the certifications set forth in this Compliance Certificate. The undersigned certifies, in his/her capacity as an officer of Borrower, that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges, in his/her capacity as an officer of Borrower, that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

 ________________________

1 To be included only with financial statements delivered for periods ending March 31st and September 30th, respectively.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly Financial Statements	Monthly within ***	Yes No
Audited Financial Statements	Annually within *** after FYE	Yes No
Board Approved Projections	Annually within *** after FYE	Yes No
Compliance Certificate	Monthly within ***	Yes No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

BIOCRYST PHARMACEUTICALS, INC.	AGENT USE ONLY

By:	Received by:
Name:	authorized signer
Title:	Date:

Verified:
authorized signer
Date:

	Compliance Status:	Yes No

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

EXHIBIT C

CREDIT EXTENSION Form

Deadline is Noon New York Time

Date: __________________, 201__

Loan Advance:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #	To Account #
(Loan Account #)	(Deposit Account #)

Amount of Advance $

Requested Date of Advance (subject to requirements of Credit and Security Agreement): ______________

All of Borrower’s representations and warranties in the Credit and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature:	Phone Number:
Print Name/Title:

Outgoing Wire Request:

Complete only if all or a portion of funds from the loan advance above is to be wired.

Beneficiary Name:	Amount of Wire: $

Beneficiary Lender:	Account Number:

City and State:

Beneficiary Lender Transit (ABA) #:	Beneficiary Lender Code (Swift, Sort, Chip, etc.):
(For International Wire Only)
Intermediary Lender:	Transit (ABA) #:

For Further Credit to:
Special Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me.

Authorized Signature:	2nd Signature (if required):
Print Name/Title:	Print Name/Title:
Telephone #:	Telephone #:

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

CREDIT FACILITY SCHEDULE

The following Credit Facility is specified on this Credit Facility Schedule:

Credit Facility #1:

Credit Facility and Type:          Term

Lenders for and their respective Applicable Commitments to this Credit Facility:

Lender	Applicable Commitment
MidCap Funding V Trust	One Million Five Hundred Thousand Dollars ($1,500,000)
MidCap Funding XIII Trust	Five Million Dollars ($5,000,000)
Elm 2016-1 Trust	Thirteen Million and Five Hundred Thousand Dollars ($13,500,000)
Flexpoint MCLS SPV LLC	Three Million Dollars ($3,000,000)
Total	Twenty-Three Million Dollars ($23,000,000)

The following defined terms apply to this Credit Facility:

Applicable Interest Period: means the one (1)-month period starting on the first (1st) day of each month and ending on the last day of such month; provided, however, that the first (1st) Applicable Interest Period for each Credit Extension under this Credit Facility shall commence on the date that the applicable Credit Extension is made and end on the last day of such month.

Applicable Floor: means one half of one percent (0.5%) per annum for the Applicable Libor Rate.

Applicable Funding Conditions: Not applicable.

Applicable Margin: a rate of interest equal to eight percent (8.0%) per annum.

Applicable Prepayment Fee: None, it being understood that Credit Facility # 1 was paid in full on the Closing Date.

Closed Period: Not applicable.

Commitment Commencement Date: Original Closing Date.

Commitment Termination Date: the close of the Business Day following the Original Closing Date.

Minimum Credit Extension Amount: $23,000,000.

Permitted Purpose: Not Applicable

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Credit Facility #2:

Credit Facility and Type:          Term

Lenders for and their respective Applicable Commitments to this Credit Facility:

Lender	Applicable Commitment
MidCap Financial Trust	Twelve Million and Five Hundred Thousand Dollars ($12,500,00)
MidCap Funding XIII Trust	Fourteen Million and Five Hundred Thousand Dollars ($14,500,00)
Flexpoint MCLS SPV LLC	Three Million Dollars ($3,000,000)
Total:	Thirty Million Dollars ($30,000,000)

The following defined terms apply to this Credit Facility:

Applicable Interest Period: means the one (1)-month period starting on the first (1st) day of each month and ending on the last day of such month; provided, however, that the first (1st) Applicable Interest Period for each Credit Extension under this Credit Facility shall commence on the date that the applicable Credit Extension is made and end on the last day of such month.

Applicable Floor: means one half of one percent (0.5%) per annum for the Applicable Libor Rate.

Applicable Funding Conditions: Not applicable.

Applicable Margin: a rate of interest equal to eight percent (8.0%) per annum.

Applicable Prepayment Fee: means the following amount, calculated as of the date (the “Accrual Date”) that the Applicable Prepayment Fee becomes payable in the case of prepayments required under the Financing Documents or the date that any voluntary prepayment is made: (a) for an Accrual Date on or after the Closing Date through and including the date that is twelve (12) months after the Closing Date, three percent (3.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); (b) for an Accrual Date after the date that is twelve (12) months after the Closing Date through and including the date that is twenty-four (24) months after the Closing Date, two percent (2.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater); or (c) for an Accrual Date after the date that is twenty-four (24) months after the Closing Date, zero percent (0.0%) multiplied by the amount of the outstanding principal of the Credit Extension prepaid or required to be prepaid (whichever is greater).

Closed Period: Not applicable.

Commitment Commencement Date: Closing Date.

Commitment Termination Date: the close of the Business Day following the Closing Date.

Minimum Credit Extension Amount: $30,000,000.

Permitted Purpose: Not Applicable

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

AMORTIZATION SCHEDULE

Credit Facility #1:

Not applicable, it being understood that Credit Facility # 1 was paid in full on the Closing Date.

Credit Facility #2:

Commencing on August 1, 2019, and continuing on the first (1st) day of each calendar month thereafter, Borrower shall pay to Agent as a principal payment under the Credit Facility outstanding an amount equal to the Amortization Payment (defined below) as an amortization payment in respect of the Credit Extensions made under such Credit Facility. The term “Amortization Payment” means the principal payment based upon a thirty (30)-month straight-line amortization of equal monthly principal payments. Notwithstanding anything to the contrary contained in the foregoing, the entire remaining outstanding principal balance under the Credit Extensions shall mature and be due and payable upon the Maturity Date.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

POST CLOSING OBLIGATIONS SCHEDULE

Borrower shall satisfy and complete each of the following obligations, or provide Agent with each of the items listed below, as applicable, on or before the date indicated below, all to the satisfaction of Agent in its sole and absolute discretion:

1.	Borrowers shall, by the date that is *** following the Closing Date (or such later date as Agent may reasonably agree in writing), provide Agent evidence satisfactory to Agent that each Inactive Subsidiary has been dissolved or otherwise wound up or merged out of existence, in each case, in accordance with applicable Law and the terms of the Financing Documents.

Borrower’s failure to complete and satisfy any of the above obligations on or before the date indicated above, or Borrower’s failure to deliver any of the above listed items on or before the date indicated above, shall constitute an immediate and automatic Event of Default.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

CLOSING DELIVERIES SCHEDULE

1.	duly executed signatures to the Financing Documents to which Borrower is a party;
2.	[reserved];
3.	the Operating Documents of Borrower and good standing certificates of Borrower (or the equivalent thereof in the relevant jurisdiction of organization of Borrower) certified by the Secretary of State or similar entity of the jurisdiction of organization of Borrower as of a date no earlier than thirty (30) days prior to the Closing Date;
4.	good standing certificates (or the equivalent thereof in the relevant jurisdiction of organization of Borrower) dated as of a date no earlier than thirty (30) days prior to the Closing Date to the effect that Borrower is qualified to transact business in all states in which the nature of Borrower’s business so requires;
5.	duly executed signatures to the completed Borrowing Resolutions for Borrower;
6.	certified copies, dated as of a recent date, of Lien, bankruptcy, insolvency, judgment, copyright, patent and trademark searches in each jurisdiction reasonably requested by Agent with respect to the Credit Parties, as Agent shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Credit Extension, will be terminated or released;
7.	the Perfection Certificate executed by Borrower;
8.	a legal opinion of Borrower’s counsel dated as of the Closing Date together with the duly executed signatures thereto;
9.	payment of the fees and expenses of Agent and the Lenders then accrued, including pursuant to the Fee Letters;
10.	a duly executed Secretary’s Certificate dated as of the Closing Date which includes copies of the completed Borrowing Resolutions for Borrower;
11.	timely receipt by Agent of an executed disbursement letter;
12.	a certificate executed by a Responsible Officer of Borrower, in form and substance reasonably satisfactory to Agent, which shall certify as to certain conditions to the funding of the Credit Extensions on the Closing Date;
13.	a Control Agreement, duly executed by BioCryst, Agent and Wells Fargo Bank, N.A. with respect to each Securities Account maintained at Wells Fargo Bank, N.A.; and

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

DISCLOSURE SCHEDULE

Scheduled Collateral Accounts

Bank Name	Account Type	Account Number
Wells Fargo Bank, NA	***	***
Wells Fargo Bank, NA	***	***
Wells Fargo Bank, NA	***	***
Wells Fargo Bank, NA	***	***
Wells Fargo Bank, NA	***	***
Wells Fargo Bank, NA	***	***
HSBC	***	***
HSBC	***	***
Wells Fargo Clearing Services, LLC	***	***
US Bank, NA	***	***
Morgan Stanley	***	***
J.P. Morgan	***	***

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Scheduled Permitted Investments

NONE.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Scheduled Permitted Liens

Debtor	Secured Party	Collateral	State and Jurisdiction	Filing Date and Number (include original file date and continuations, amendments, etc.)
BioCryst Pharmaceuticals, Inc.	MRC Computer Corp.	Laboratory and Computer equipment	Delaware	Initial Filing 2/21/13 20130692039
BioCryst Pharmaceuticals, Inc.	MRC Computer Corp.	Laboratory and Computer equipment	Delaware	Initial Filing 2/21/13 20130691841
BioCryst Pharmaceuticals, Inc.	GreatAmerica Financial Services Corporation	Copier	Delaware	Initial Filing 8/7/14 20143219284
BioCryst Pharmaceuticals, Inc.	GreatAmerica Financial Services Corporation	Copier	Delaware	TBD

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Scheduled Permitted Indebtedness

Lease Obligations
			Maturity	Months Remaining	Original Asset Cost	Total Monthly Payment	Outstanding Obligation
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Scheduled Material Agreements

1.	Joint Research and License Agreement, dated November 23, 1994, by and between BioCryst Pharmaceuticals, Inc. and The University of Alabama at Birmingham (“UAB Agreement”).

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Permitted License

1.	See “Intangible Assets Schedule—License and Similar Agreements—Material License Agreements”

The Company also has the following outbound licenses existing on the Closing Date:

1.	License, Development and Commercialization Agreement, dated February 28, 2007, by and between Shionogi & Co., Ltd. and BioCryst Pharmaceuticals, Inc.

2.	First Amendment to License, Development and Commercialization Agreement, effective as of September 30, 2008, between BioCryst Pharmaceuticals, Inc. and Shionogi & Co., Ltd.

3.	Amended and Restated Agreement, dated November 11, 2011, by and between BioCryst Pharmaceuticals, Inc. and Mundipharma International Holdings Limited.

4.	Supply, Distribution and Licensing Agreement, dated March 2, 2011, by and between BioCryst Pharmaceuticals, Inc. and Neopharm Scientific Ltd.

5.	License, Development and Commercialization Agreement, dated June 12, 2006, by and between BioCryst Pharmaceuticals, Inc. and Green Cross Corporation.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Scheduled Litigation

NONE.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

Scheduled ownership interest in any Chattel Paper, letter of credit rights, commercial tort claims, Instruments, documents or investment property

NONE.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

INTANGIBLE ASSETS SCHEDULE

See Summaries of US, Canadian, UK, German, French, and Japanese Patents and Applications in BioCryst Patent Estate, attached as Exhibit A.

See Summary of US, Canadian, UK, German, French, and Japanese Trademark Registrations and Applications in BioCryst Estate, attached as Exhibit B.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

EXHIBIT A

Summary of US Patents and Applications in BioCryst Patent Estate – July 12, 2018

Borrower that is Owner of IP1	Name/Identifier of IP	Type of IP	Patent or Application Number	Filing Date[2]	Projected Expiration Date[3]

BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *

Confidential

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

EXHIBIT A

Summary of US Patents and Applications in BioCryst Patent Estate – July 12, 2018

Borrower that is Owner of IP1	Name/Identifier of IP	Type of IP	Patent or Application Number	Filing Date[2]	Projected Expiration Date[3]

BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *

Confidential

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

EXHIBIT A

Summary of US Patents and Applications in BioCryst Patent Estate – July 12, 2018

Borrower that is Owner of IP1	Name/Identifier of IP	Type of IP	Patent or Application Number	Filing Date[2]	Projected Expiration Date[3]

BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *

NOTES:

1 The asterisk (*) indicates "Licensee" status.

2 Unless otherwise indicated, PCT filing date is listed. The asterisk (*) indicates earliest US Utility filing date for non-PCT- based applications.

3 Projected expiration dates extending beyond 20 years include PTA adjustments.

4 Safety continuation application based on parent * * *.

5 Safety continuation application based on parent * * *.

6 Safety continuation application based on parent * * *.

7 US national-stage of * * *.

8 US national-stage of * * *.

9 Safety continuation application based on parent * * *.

10 Safety divisional application based on parent * * *.

11 US national-stage of * * *.

12 Not yet published, so unavailable to the public.

Confidential

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

EXHIBIT A

Summary of Canadian Patents and Applications in BioCryst Patent Estate – July 12, 2018

Borrower that is Owner of IP1	Name/Identifier of IP	Type of IP	Patent or Application Number	Filing Date[2]	Projected Expiration Date

BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *

NOTES:

1 The asterisk (*) indicates "Licensee" status.

2 PCT application filing date is listed.

3 Canadian national-stage of * * *.

4 Canadian national-stage of * * *.

Confidential

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

EXHIBIT A

Summary of United Kingdom (GB), France (FR), and Germany (DE) Patents and Applications in BioCryst Patent Estate - July 12, 2018

Borrower that is Owner of IP1	Name/Identifier of IP	Type of IP	Country	Patent or Application Number[2]	Filing Date[3]	Projected Expiration Date

BioCryst	* * *	Patent	GB, FR	* * *	* * *	* * *
BioCryst	* * *	Patent	DE	* * *	* * *	* * *
BioCryst*	* * *	Patent	GB, FR	* * *	* * *	* * *
BioCryst*	* * *	Patent	DE	* * *	* * *	* * *
BioCryst*	* * *	Patent	GB, FR	* * *	* * *	* * *
BioCryst*	* * *	Patent	DE	* * *	* * *	* * *
BioCryst*	* * *	Patent	GB, FR	* * *	* * *	* * *
BioCryst*	* * *	Patent	DE	* * *	* * *	* * *
BioCryst	* * *	Patent	GB, FR	* * *	* * *	* * *
BioCryst	* * *	Patent	DE	* * *	* * *	* * *
BioCryst*	* * *	Patent	GB, FR	* * *	* * *	* * *
BioCryst*	* * *	Patent	DE	* * *	* * *	* * *
BioCryst	* * *	Patent	GB, FR	* * *	* * *	* * *
BioCryst	* * *	Patent	DE	* * *	* * *	* * *
BioCryst*	* * *	Patent	GB, FR	* * *	* * *	* * *
BioCryst*	* * *	Patent	DE	* * *	* * *	* * *
BioCryst	* * *	Patent	GB, FR	* * *	* * *	* * *
BioCryst	* * *	Patent	DE	* * *	* * *	* * *
BioCryst	* * *	Patent	GB, FR	* * *	* * *	* * *
BioCryst	* * *	Patent	DE	* * *	* * *	* * *
BioCryst	* * *	Patent	EP	* * *	* * *	* * *
BioCryst	* * *	Patent	EP	* * *	* * *	* * *
BioCryst	* * *	Patent	EP	* * *	* * *	* * *
BioCryst	* * *	Patent	EP	* * *	* * *	* * *
BioCryst	* * *	Patent	GB, FR	* * *	* * *	* * *

Confidential

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

EXHIBIT A

Summary of United Kingdom (GB), France (FR), and Germany (DE) Patents and Applications in BioCryst Patent Estate - July 12, 2018

Borrower that is Owner of IP1	Name/Identifier of IP	Type of IP	Country	Patent or Application Number[2]	Filing Date[3]	Projected Expiration Date

BioCryst	* * *	Patent	DE	* * *	* * *	* * *
BioCryst	* * *	Patent	EP	* * *	* * *	* * *
BioCryst	* * *	Patent	EP	* * *	* * *	* * *
BioCryst	* * *	Patent	EP	* * *	* * *	* * *

NOTES:

1 The asterisk (*) indicates "Licensee" status.

2 All GB, FR, and DE patents are validations of an EP granted patent. GB and FR validations retain the EP patent number; DE validation numbers reflect the assigned German file number. Pending EP applications have GB, FR, and DE listed as designated states in which a future EP grant may be validated.

3 PCT application filing date is listed.

4 EP Application No. * * * has granted as European Patent No. * * *; the patent is validated in GB, FR, and DE (German File No. * * *).

5 EP Application No. * * * has granted as European Patent No. * * *; the patent is validated in GB, FR, and DE (German File No. * * *).

6 EP Application No. * * * has granted as European Patent No. * * *; the patent is validated in GB, FR, and DE (German File No. * * *).

7 Safety divisional application based on parent EP Application No. * * *.

8 European national-stage of * * *.

9 European national-stage of * * *.

10 European national-stage of * * *.

Confidential

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

EXHIBIT A

Summary of Japanese Patents and Applications in BioCryst Patent Estate - July 12, 2018

Borrower that is Owner of IP1	Name/Identifier of IP	Type of IP	Patent or Application Number	Filing Date[2]	Projected Expiration Date[3]

BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst*	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *
BioCryst	* * *	Patent	* * *	* * *	* * *

NOTES:

1 The asterisk (*) indicates "Licensee" status.

2 PCT application filing date is listed.

3 Projected expiration dates extending beyond 20 years include PTE adjustments.

4 Japanese national-stage of * * *.

5 Japanese national-stage of * * *.

6 Japanese national-stage of * * *.

Confidential

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

EXHIBIT B

Summary of Trademark Registrations and Applications in BioCryst Estate – July 12, 2018

Borrower that is Owner of IP1	Country	Name/Identifier of IP	Type of IP	Trademark Registration or Application Number	Filing Date	Expiration Date[1]
BioCryst	US	BIOCRYST	Trademark	3,974,837	08/14/2007	06/07/2021
BioCryst	US	BIOCRYST	Trademark	4,096,431	08/14/2007	02/07/2022
BioCryst	US	BIOCRYST LOGO	Trademark	3,966,596	08/14/2007	05/24/2021
BioCryst	US	BIOCRYST LOGO	Trademark	86/461,211	11/21/2014	To Be Determined
BioCryst	US	BIOCRYST PHARMACEUTICALS, INC	Trademark	2,902,002	06/11/2002	11/09/2024
BioCryst	US	BIOCRYST PHARMACEUTICALS, INC	Trademark	3,974,836	08/14/2007	06/07/2021
BioCryst	US	DESIGN. OPTIMIZE. DELIVER.	Trademark	4,074,214	05/19/2011	12/20/2021
BioCryst	US	BIO CRYST	Trademark	87/743,886	01/04/2018	To Be Determined
BioCryst	US	BIOCRYST NEW LOGO	Trademark	87/743,895	01/04/2018	To Be Determined
BioCryst	US	DELIVERING EXTRAORDINARY. EMPOWERING ORDINARY.	Trademark	87/748,712	01/09/2018	To Be Determined
BioCryst	US	BIO CRYST	Trademark	87/748,718	01/09/2018	To Be Determined
BioCryst	US	BIOCRYST NEW LOGO	Trademark	87/748,724	01/09/2018	To Be Determined
BioCryst	US	VALENSCION[2]	Trademark	87/796,333	02/13/2018	To Be Determined
BioCryst	US	VALENSCION[2]	Trademark	87/796,359	02/13/2018	To Be Determined
BioCryst	US	VALENSCION LOGO[2]	Trademark	87/821,005	03/05/2018	To Be Determined
BioCryst	US	VALENSCION LOGO[2]	Trademark	87/821,010	03/05/2018	To Be Determined
BioCryst	US	VALENSCION LOGO[2]	Trademark	87/857,667	03/30/2018	To Be Determined
BioCryst	US	VALENSCION LOGO[2]	Trademark	87/857,674	03/30/2018	To Be Determined

Confidential

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

EXHIBIT B

Summary of Trademark Registrations and Applications in BioCryst Estate – July 12, 2018

Borrower that is Owner of IP1	Country	Name/Identifier of IP	Type of IP	Trademark Registration or Application Number	Filing Date	Expiration Date[1]

BioCryst	US	VALENSCION LOGO[2]	Trademark	87/857,682	03/30/2018	To Be Determined
BioCryst	US	VALENSCION LOGO[2]	Trademark	87/857,690	03/30/2018	To Be Determined
BioCryst	US	JORLAH	Trademark	87/897,786	04/27/2018	To Be Determined
BioCryst	US	ORLADEO	Trademark	87/897,806	04/27/2018	To Be Determined
BioCryst	US	ORLADEYO	Trademark	87/897,816	04/27/2018	To Be Determined
BioCryst	US	JORLAVIVE	Trademark	87/897,828	04/27/2018	To Be Determined
BioCryst	US	ORDAYBA	Trademark	87/897,842	04/27/2018	To Be Determined
BioCryst	US	JORLADEYO	Trademark	87/897,852	04/27/2018	To Be Determined
BioCryst	CA	BIOCRYST PHARMACEUTICALS, INC.	Trademark	1,801,455	09/21/2016	To Be Determined
BioCryst	EU	BIOCRYST PHARMACEUTICALS, INC.	Trademark	2960995	12/04/2002	10/24/2022
BioCryst	JP	BIOCRYST PHARMACEUTICALS, INC.	Trademark	4721741	12/04/2002	10/24/2023
BioCryst	CA	BIO CRYST	Trademark	Not Yet Available	07/09/2018	To Be Determined
BioCryst	CA	BIOCRYST NEW LOGO	Trademark	Not Yet Available	07/09/2018	To Be Determined
BioCryst	WO (Madrid System)	BIO CRYST	Trademark	Not Yet Available	07/09/2018	To Be Determined
BioCryst	WO (Madrid System)	BIOCRYST NEW LOGO	Trademark	Not Yet Available	07/09/2018	To Be Determined

Confidential

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

EXHIBIT B

Summary of Trademark Registrations and Applications in BioCryst Estate – July 12, 2018

1 For US trademarks, 10-year date based on initial registration date or subsequent renewal date. Assumes "Declaration of Use under Section 8" is filed between the fifth and sixth year following registration. The filing of a combined "Declaration of Use and Application for Renewal under Sections 8 and 9" must be filed between the ninth and tenth year after registration, and every 10 years thereafter, to maintain mark beyond the initial 10-year expiration date.

2 To be abandoned in view of termination of merger agreement with Idera Pharmaceuticals, Inc.

            Confidential

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

INTANGIBLE ASSETS SCHEDULE (CONTINUED)

LICENSE AND SIMILAR AGREEMENTS

Material License Agreements

INBOUND LICENSE # 1
Name and Date of License Agreement:	Joint Research and License Agreement by and between BioCryst Pharmaceuticals, Inc. and The UAB Research Foundation re: Neuraminidase (IVN), dated November 23, 1994
Borrower that is Licensee:	BioCryst Pharmaceuticals, Inc.
Name and address of Licensor:	The UAB Research Foundation, 701 South 20th Street, Suite 1120G/AB, Birmingham, Alabama 35294-0111
Expiration Date of License	See Section 13.1, at page 41
Exclusive License [Y/N]?	Yes
Restrictions on:	Right to Grant a Lien [Y/N]?
Right to Assign [Y/N]?

No, without the prior written consent of UAB (which shall not be unreasonably withheld), the licenses and other rights granted pusuant to this Agreement, shall not be transferred in their entirety by BioCryst to any other party other than to a successor of the business of BioCryst relating to IVNI and any other such transfer shall be null and void.

	Right to Sublicense [Y/N]?	BioCryst is free to grant licenses and sublicenses to Third Parties without the necessity of obtaining any consent from UAB. (Section 14.5).

Under the terms of this agreement, UAB performed specific research for us in return for research payments and license fees. UAB has granted us certain rights to any discoveries in these areas resulting from research developed by UAB or jointly developed with us. We have agreed to pay single digit royalties on sales of any resulting product and to share in future payments received from other third-party partners. These two agreements have initial 25-year terms, are automatically renewable for five-year terms throughout the life of the last patent and are terminable by us upon three months’ notice and by UAB under certain circumstances.

            Confidential

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

OUTBOUND LICENSE #1 [COMPLETE FOR EACH AGREEMENT]
Name and Date of License Agreement:	License Agreement by and between BioCryst Pharmaceuticals, Inc. and Seqirus UK Limited, dated June 16, 2015
Borrower that is Licensor:	BioCryst Pharmaceuticals, Inc.
Name and address of Licensee:	Seqirus UK Limited, 100 New Bridge Street, London, England, EC4V 6JA
Expiration Date of License	See Article 13, Section 13.1, at page 40
Exclusive License [Y/N]?	Yes, in the Field and in the Territory (worldwide, excluding Israel, Japan, South Korea and Taiwan)
Restrictions on:	Right to Grant a Lien [Y/N]?	No, unless Seqirus provides written consent. (Section 16.1)
	Right to Assign [Y/N]?	No, unless Seqirus provides written consent, except that assignment to an affiliate is permitted (Section 16.1)
Right to Sublicense [Y/N]?

A limited sublicense to Third Party contractors as permitted under Section 3.6 does not require the prior approval of BioCryst. Any other sublicense requires the prior approval of BioCryst. (Sections 2.1, 3.6)

Does Default or Termination Affect Agent’s Ability to sell [Y/N]?	Yes.
Describe Licensed Intellectual Property For This License
Name / Identifier of IP	Type of IP (e.g., patent, TM, ©, mask work)	Registration/ Publication or Application Number[1]	Filing Date2 / Expiration Date[3]

            Confidential

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

PRODUCTS SCHEDULE

RAPIVAB

BCX7353

BCX4430

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

REQUIRED PERMITS SCHEDULE

NDA 206426 for RAPIVAB (peramivir) was submitted on 22 DEC 2013 and approved on 19 DEC 2014.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

SPE COVENANT SCHEDULE

Since the date of its formation and at all times on and after the date thereof, Peramivir SPE has complied with and shall at all times after the date hereof comply with the following requirements:

(a)          does not have and will not have any assets other than (i) the Seqirus UK License Agreement and all of its rights thereunder, (ii) its rights under a license agreement between Borrower, as licensor, and Peramivir SPE, as licensee, regarding the Peramivir IP and (iii) de minimis cash necessary to pay fees and costs associated with maintaining its legal existence and good standing in its respective jurisdiction of formation, each in accordance with Section 6.1 of the Agreement;

(b)          is not engaged and will not engage in any business unrelated to the performance of its obligations under the Seqirus UK License Agreement and the license agreement with Borrower regarding the Peramivir IP;

(c)          is organized solely for the purpose of assuming all of Biocryst’s rights and obligations under the Seqirus UK License Agreement;

(d)          has not entered into and will not enter into any contract or agreement with any Affiliate of such entity, any constituent party of such entity or any Affiliate of any constituent party, except upon terms and conditions, that have been, are and shall be intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party;

(e)          has not incurred and will not incur any Indebtedness other than the Obligations incurred hereunder;

(f)           has not made and will not make any loans or advances to any third party (including any affiliate or constituent party or any affiliate of any constituent party) and has not and shall not acquire obligations or securities of its Affiliates or any constituent party;

(g)          has been, is and will remain solvent and has paid, and will pay, its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its own funds and assets as the same have become due and as same shall become due;

(h)          has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence and will not, nor will such entity permit any constituent party, to amend, modify or otherwise change the organizational documents of such entity or such constituent party without the prior written consent of Agent;

(i)            has maintained, and will maintain, all of its books, records, financial statements and bank accounts separate from those of its Affiliates and any constituent party and such entity will file its own tax returns. Such entity shall maintain its books, records, resolutions and agreements as official records;

(j)           has been and will be, and at all times has held itself out and will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate of such entity, any constituent party of such entity or any Affiliate of any constituent party), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliates as a division or part of the other and shall maintain and utilize a separate telephone number, if any, and separate stationery, invoices and checks;

(k)          has maintained, and will maintain, adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

(l)            has not engaged, sought or consented to and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, sale of all or substantially all of its assets, transfer of its equity interests or amendment of its operating documents with respect to the matters set forth in this SPE Covenant Schedule;

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

(m)     has not commingled and will not commingle its funds and other assets with those of any Affiliate or constituent party, or any Affiliate of any constituent party, or any other person;

(n)       has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or constituent party, or any Affiliate of any constituent party, or any other Person and has held and will hold its assets in its own name;

(o)       has not and will not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except as permitted pursuant to this Agreement;

(p)       [reserved];

(q)       has organizational documents that provide that it will not: (i) dissolve, merge, liquidate, consolidate; (ii) sell all or substantially all of its assets; (iii) engage in any other business activity or amend its organizational documents with respect to the matters set forth in this SPE Covenant Schedule without the consent of Agent; or (iv) without the affirmative vote of all directors or managers of such entity, file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest;

(r)         has maintained and will maintain its financial statements, accounting records and other entity documents separate from any other Person and has not permitted and will not permit its assets to be listed as assets on the financial statement of any other entity except as required by GAAP; provided, however, that any such consolidated financial statement shall contain a note indicating that its separate assets and liabilities are neither available to pay the debts of the consolidated entity nor constitute obligations of the consolidated entity;

(s)        has paid and will pay its own liabilities and expenses, including the salaries of its own employees, out of its own funds and assets, and has maintained and will maintain a sufficient number of employees in light of its contemplated business operations;

(t)         has allocated and will allocate fairly and reasonably any overhead expenses that are shared with any Affiliate, including, but not limited to, paying for shared office space and services performed by any employee of an Affiliate;

(u)       maintains and uses and will maintain and use separate stationery, invoices and checks bearing its name;

(v)       has not pledged and will not pledge its assets for the benefit of any other Person, except as permitted pursuant to this Agreement;

(w)      has not identified and will not identify its partners, members or shareholders, or any Affiliate of any of them, as a division or part of it and has not identified itself and shall not identify itself as a division of any other Person;

(x)       has not and will not have any obligation to, and will not, indemnify its partners, officers, directors or members, as the case may be, unless such an obligation is fully subordinated to the Obligations and will not constitute a claim against it in the event that cash flow in excess of the amount required to pay the Obligations is insufficient to pay such obligation; and

(y)       shall conduct its business so that the assumptions made with respect to such entity in any opinion letter (the “Non-Consolidation Opinion”) to be delivered by counsel for such entity, as reasonably requested by Agent in connection with a secondary market transaction undertaken with respect to the Credit Extensions shall be true and correct in all respects.